UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7762

First Eagle Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Funds 1345 Avenue of the Americas New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Semi-Annual Report

APRIL 30, 2012

Global Fund

Overseas Fund

U.S. Value Fund

Gold Fund

High Yield Fund

Fund of America

ADVISED BY FIRST EAGLE INVESTMENT MANAGEMENT, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Table of Contents

Letter from the President	4

Letter from the Global Value Team Portfolio Managers	6

Management's Discussion of Fund Performance: First Eagle Global, Overseas, U.S. Value and Gold Funds	11

Performance Chart	15

First Eagle Global Fund:

Fund Overview	20

Schedule of Investments	22

First Eagle Overseas Fund:

Fund Overview	46

Schedule of Investments	48

First Eagle U.S. Value Fund:

Fund Overview	64

Schedule of Investments	66

First Eagle Gold Fund:

Fund Overview	78

Consolidated Schedule of Investments	80

First Eagle High Yield Fund:

Letter from the High Yield Team Portfolio Managers	86

Management's Discussion of Fund Performance	88

Fund Overview	92

Schedule of Investments	94

First Eagle Fund of America:

Management's Discussion of Fund Performance	102

Fund Overview	104

Schedule of Investments	106

Statements of Assets and Liabilities	114

Statements of Operations	120

Statements of Changes in Net Assets	124

Financial Highlights	128

Notes to Financial Statements	140

Fund Expenses	170

General Information	174

Consideration of Investment Advisory Agreements	175

Letter from the President

John P. Arnhold

Dear Fellow Shareholders,

Since I last wrote to you in December, financial markets have experienced all the action of a roller coaster but little of the amusement. Equities rallied through March, drifted in April, and then swooned in May. In an environment of ongoing uncertainty, many countries continue to struggle to meet a variety of structural, fiscal, and demographic challenges. Leadership changes in recent and upcoming elections around the world have amplified this uncertainty.

At First Eagle, we recognize that the future is always uncertain and we seek to invest accordingly. Our primary focus remains unchanged: protecting and growing our shareholders' purchasing power over time. We believe the best method of accomplishing this is, first and foremost, attempting to avoid permanent impairments to our shareholders' capital. By targeting quality companies at attractive prices, we seek what we feel is a margin of safety that affords us a measure of downside protection. These concepts are central to the value philosophy of our firm and extend across all of our investment products.

The Global Value Team continues to seek investments in enterprise with the potential to protect and build wealth over time. In this effort, they continue to view cash as a source of deferred purchasing power and gold as a potential hedge against unforeseen events.

This year we celebrate First Eagle Fund of America's 25th anniversary. With Portfolio Manager Harold Levy of Iridian Asset Management at the helm since inception, the Fund maintains a long-term perspective and an impressive track record to match.

In my last letter I mentioned the addition of an investment team dedicated to analyzing high yield credits. We are delighted to welcome Portfolio Managers Edward Meigs and Sean Slein and their seasoned team of analysts to First Eagle Investment Management. The four senior members of the team have worked

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Letter from the President (continued)

together for almost ten years, through two credit cycles. As with all of our mutual funds, the High Yield Fund's portfolio is built security-by-security through bottom-up fundamental research.

Please be assured that we remain dedicated to our goal of managing your investments in our Funds in the same prudent manner as they have been for over 30 years. Our portfolio managers and many senior executives have substantial investments alongside yours and we are grateful for your continued confidence.

Sincerely,

John P. Arnhold

President

June 2012

Past performance is no guarantee of future results. The portfolios are actively managed. The portfolios and opinions expressed herein are subject to change. All investments involve the risk of loss of principal. High yield securities involve greater risk than higher rated securities and portfolios that invest in them may be subject to greater levels of credit and liquidity risk than portfolios that do not.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Letter from the Global Value Team Portfolio Managers

Market Overview

After three years of economic turbulence, the world today feels to many as though it is returning to something closer to a normal state. Equity valuations have improved from distressed to more standard levels. Credit spreads have narrowed from extreme to more customary levels. Cyclical commodity prices look more rational than they were in the depths of the crisis. And business sentiment surveys like the Institute of Supply Management Index, which tracks the changes in the amount of manufacturing activity per month, would suggest that the dark days of 2008 are behind us.

Despite this evidence, however, we believe that we are experiencing what might be described as a collision of macroeconomic tectonic plates. One example of this disequilibrium is the shifting economic relationship between the U.S. and China. Back in 2000, the United States was the uncontested prime mover in the world economy; it was the dominant source of savings and investment activity in the world, generating approximately $1.8 trillion in gross national savings, or about 25% of global gross savings. At that time China was a distant player generating around $440 billion of gross national savings.1

Looking at the same numbers in 2011, the U.S. has essentially spent a lost decade in terms of its competitiveness. Gross national savings in 2011 were $1.9 trillion, virtually identical to where they were in 2000 in dollar terms, but this represents only 12% of global savings. On the other hand, China's gross national savings in 2011 is estimated at $3.7 trillion, nearly twice that of the United States and up eightfold since 2000.1

This reflects what we percieve to be a massive sea change in the competitive structure of the world economy — a change which can create enormous social tensions that may drag on for a generation. From a policy standpoint, there is no silver bullet. The only approach to solving an issue of this nature is realism, reinvention and even, in some cases, relocation of human capital. Governments can experiment with monetary policy to force nominal income growth on the economy, or with fiscal policy aimed at transferring income and sustaining demand, but neither action will address the root cause of a rapidly changing competitive landscape.

If the U.S. tries to avoid deflation by using accommodative policy to force nominal GDP growth, the countries on the other side of the exchange rate misalignment — specifically China and the Middle East — may ultimately experience unusually high inflation if they continue to peg their currencies to

1International Monetary Fund, World Economic Outlook Database, April 2012

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

From left to right: Matthew McLennan, Abhay Deshpande, T. Kimball Brooker, Jr., Rachel Benepe and Matt Lamphier

the dollar. What impact could this have on social stability in those regions? Can we even identify the key political players who will be tasked with managing these complex issues in the U.S., China, the Middle East and beyond in 2013?

Sometimes a policy attempt to immunize against social unrest in one location can cause it to spread elsewhere. Consider that the problems in Europe today are not dissimilar to the savings and investment imbalance between China and the U.S. After a decade of wage moderation, Germany has become quite competitive, running a large trade surplus compared to its peripheral neighbors who run deficits. And just as the U.S.'s desire to avoid deflation could lead to an inflationary outcome in China and the Middle East, Germany's desire to retain its fiscal prudence requires the members of the European Union to adopt a deflationary stance should their currencies remain intertwined as the Euro.

We do not yet know what the new sociopolitical-economic equilibrium will be in the next generation or what consequences policy reforms might have. All we do know is that the future remains uncertain.

Portfolio Overview

In the context of this global tectonic shift, how do we position our portfolios?

We believe that maintaining a clear goal is the most important navigational tool. At First Eagle, our goal is to attempt to preserve and grow real purchasing power, first and foremost by trying to avoid the permanent impairment of capital. We do this by investing in companies one security at a time, with what we feel is an appropriate margin of safety in price, capital structure and management temperament. In selecting these securities, we seek to identify some form of scarcity — as opposed to following the popular market trends of the day. In our view, one of the most disturbing characteristics of the investment landscape is the widespread adoption of thematic investing, where people feel the need to be heavily invested in broad sectors or geographic regions offering the promise of macro growth.

A significant portion of our portfolios is invested in equity securities that we believe embody some element of scarcity — be it a real asset, an intangible asset, or a discount to our estimate of intrinsic value — that we believe can help us

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Letter from the Global Value Team Portfolio Managers (continued)

achieve our goal of seeking long-term growth of capital on behalf of our shareholders. The volatility of equities as an asset class allows us to identify scarcity and then invest when stocks trade at what we consider to be the right price.

One way that scarcity may exist is in the form of a business owning supplyconstrained real assets. If we can buy into a timberland when the acreage available for timberlands is shrinking across time, or if we can buy into a long-lived conventional oilfield at a time when the marginal barrel of oil is being extracted at a higher cost in an unconventional oilfield, we will. We seek to purchase such equities when we feel they are trading at a material discount to the liquidation value of those reserves. Weyerhaeuser Company in timberlands and ConocoPhillips in oil are examples of current supply-constrained holdings in our portfolios.

Scarcity may also exist in intangible assets. We define intangible assets as businesses with hard-to-replicate market positions. These are the royalty-like businesses that capture a narrow slice of the world economy. We own a range of securities that have dominant market positions with economies of scale, from Microsoft Corporation in software, to Nestlé SA in food products. We feel these attributes create sustainable competitive advantages that are not easy to replicate.

Finally, scarcity may also exist in price. These opportunities are typically found in "bargain" businesses that don't own a supply-constrained real asset, nor do they have a monopoly-like market position. Instead, these businesses trade at a substantial discount to our view of their intrinsic value. From holding companies like Pargesa Holding SA to heavily discounted Japanese pharmaceuticals such as Astellas Pharma, Inc. and telecom companies such as KDDI Corporation, we hold a variety of securities at what we consider a substantial discount to intrinsic value. This discount may both provide an opportunity for appreciation and help protect the investment against the fault lines in a changing world economy.

We typically maintain some part of our portfolios in cash and cash equivalents, which we are willing to hold as a residual of our disciplined investment approach. Ultimately, our goal is to find good businesses at good prices. However, during periods when we can't find investments at prices we like, we are willing to wait. We believe that we will eventually find opportunities to deploy that cash in windows of market distress. Right now, we have approximately a fifth of our portfolios in cash and short-dated sovereigns. The goal of this strategy is to enable us to both take advantage of opportunities when the market weakens, and to avoid becoming forced sellers of securities we hold in the portfolios at a time when they are undervalued in order to be able to invest in new opportunities.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Letter from the Global Value Team Portfolio Managers (continued)

Finally, about 10% of our portfolios are in gold and gold equities. We use gold as a potential hedge — as nature's currency, although volatile, gold may serve as ballast in a world where the man-made financial architecture is fraying at the edges. Going forward, we don't know what will happen to the price of gold. If policies are prudent and productivity continues on its current course, we could see a recovery in the private sector of the world economy, a recovery in real interest rates, or an improvement in the creditworthiness of sovereigns. If this occurs, gold may become less valuable in real terms. The reason we own gold is because we have no assurances that a prudent fiscal path will be taken. Instead, the world's major central banks seem to remain committed to creating money out of thin air through quantitative easing, direct long-term bank lending and other unconventional means.

Amidst all of the global competitive uncertainty, however, we still see some reasons for optimism. We live in an age where good ideas are being generated in abundance, and can be transmitted around the globe in a fraction of a second. The most important asset in the global economy is intangible human capital. This provides some shield against the severe scenarios of doomsayers, and keeps us focused on meeting our investment objective of seeking long-term growth of capital on behalf of our shareholders.

We appreciate your confidence and thank you for your support.

Sincerely,

Matthew McLennan	T. Kimball Brooker, Jr.

Head of the Global Value Team Portfolio Manager	Portfolio Manager

Abhay Deshpande

Portfolio Manager

June 2012

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Letter from the Global Value Team Portfolio Managers (continued)

1Source: Factset and MSCI

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteaglefunds.com or by calling 800.334.2143. The average annual returns for Class A Shares "with sales charge" of First Eagle Global, Overseas, U.S. Value and Gold Funds give effect to the deduction of the maximum sales charge of 5.00%.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investment in gold and gold related investments present certain risks, and returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of June 2012 and is subject to change based on market and other conditions. The opinions expressed are not necessarily those of the firm. First Eagle Investment Management, LLC (FEIM) became investment adviser to the Global Fund commencing January 1, 2000. These materials are provided for informational purpose only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Any statistics contained herein have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Management's Discussion of Fund Performance

In the six months ending April 30, 2012, the MSCI World Index increased 7.5% while in the U.S. the S&P 500 Index increased 12.8%. In Europe, the German DAX Index rose 10.1% while the French CAC 40 Index fell 0.9% during the period. The Nikkei 225 Index increased 5.9% during the six months. Crude oil jumped 12.5% to nearly $105 a barrel, and the price of gold fell 2.9% to $1,665 an ounce on April 30th. The U.S. Dollar gained 2.1% against the Japanese Yen and it rose 4.7% against the Euro.

First Eagle Global Fund

The net asset value ("NAV") of the Fund's Class A shares increased 5.6% for the six-month period while the MSCI World Index rose 7.5%. The Fund's cash position increased from 13.1% at the end of October to 18.0% on April 30, 2012.

The five largest contributors to the performance of First Eagle Global Fund over the period were Cintas Corporation (uniform rentals, U.S.), Comcast Corporation (cable, U.S.), Shimano, Inc. (bicycle parts, Japan), Microsoft Corporation (software, U.S.) and BB&T Corporation (banks, U.S.), collectively accounting for 1.8% of this period's performance.

The five largest detractors were Gold Fields Limited (mining, South Africa), Bouygues SA (diversified industrials, France), Newcrest Mining Limited (mining, Australia), Gold bullion (commodity, U.S.) and Pargesa Holding SA (holding company, Switzerland). Their combined negative performance over the six months subtracted 1.0% from the Fund's performance.

As of April 30, 2012, the Fund was approximately 40% hedged versus the Japanese Yen and 35% hedged versus the Euro.

First Eagle Overseas Fund

The NAV of the Fund's Class A shares rose 2.8% for the six-month period while the MSCI EAFE Index increased 2.4%. The Fund's cash position increased from 11.1% at the end of October to 14.2% on April 30, 2012.

The five largest contributors to the performance of First Eagle Overseas Fund over the period were Shimano, Inc. (bicycle parts, Japan), HeidelbergCement AG (cement, Germany), Thai Beverage PCL (beverages, Thailand), Bangkok Bank PCL (banks, Thailand) and TNT Express NV (postal services, Netherlands), collectively accounting for 1.9% of this period's performance.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Management's Discussion of Fund Performance (continued)

The five largest detractors were Gold Fields Limited (mining, South Africa), Bouygues SA (diversified industrials, France), Pargesa Holding SA (holding company, Switzerland), Gold bullion (commodity, U.S.) and Société Television Francaise 1 (media, France). Their combined negative performance over the six-month period subtracted 1.3% from the Fund's performance.

As of April 30, 2012, the Fund was approximately 40% hedged versus the Japanese Yen and 35% hedged versus the Euro.

First Eagle U.S. Value Fund

The NAV of the Fund's Class A shares increased 8.0% for the six-month period while the S&P 500 Index rose 12.8%. The Fund's cash position rose from 15.9% at the beginning of the period to 20.3% on April 30, 2012.

The five largest contributors to the performance of First Eagle U.S. Value Fund over the period were Comcast Corporation (cable), Cintas Corporation (uniform rentals), Microsoft Corporation (software), BB&T Corporation (Banks) and Home Depot, Inc. (home improvement), collectively accounting for 3.0% of this period's performance.

The five largest detractors were Newmont Mining Corporation (mining), Newcrest Mining Limited (mining), Gold bullion (commodity), San Juan Basin Royalty Trust (E&P trust) and Gold Fields Limited (mining). Their combined negative performance over the six-month period subtracted 1.2% from the Fund's performance.

First Eagle Gold Fund

The NAV of the Fund's Class A shares fell 16.7% for the six-month period while the FTSE Gold Mines Index declined 22.5%. The Fund's cash position decreased from 5.2% in October to 3.4% on April 30, 2012.

The five largest contributors to the performance of First Eagle Gold Fund over the period were Industrias Peñoles S.A.B. de C.V. (Mexico), Franco-Nevada Corporation (Canada), Agnico-Eagle Mines Limited (Canada), European Goldfields Limited (Canada) and Anglo American PLC (United Kingdom), collectively accounting for 0.8% of this period's performance.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

First Eagle Global, Overseas, U.S. Value and Gold Funds

The five largest detractors were IAMGOLD Corporation (Canada), Kinross Gold Corporation (Canada), Newmont Mining Corporation (U.S.), Newcrest Mining Limited (Australia) and AngloGold Ashanti Limited (South Africa). They collectively subtracted 7.4% from the Fund's performance over the six-month period.

We view gold as a hedge against "extreme outcomes," which might include such things as inflation, deflation or outright currency debasement. While we may view any of these outcomes as low probability, we believe gold can at least partially protect a portfolio against potential negative developments that these events could cause. Currently, we see the "fiat currency" system facing a number of challenges. The status of the U.S. Dollar as the world's reserve currency is suspect, the EU is facing major issues and the Euro is facing its most critical challenge in its 10-year history, and the yen also lacks appeal. Gold is currently playing the role of a substitute currency.

As always, we appreciate your confidence and thank you for your support.

Matthew McLennan	Abhay Deshpande

Head of the Global Value Team Portfolio Manager Global, Overseas and U.S. Value Funds	Portfolio Manager Global, Overseas and U.S. Value Funds

Kimball Brooker, Jr.	Rachel Benepe

Portfolio Manager Global, Overseas and U.S. Value Funds	Portfolio Manager Gold Fund

June 2012

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Management's Discussion of Fund Performance (continued)

Past performance is no guarantee of future results. The portfolios are actively managed. Current and future portfolio holdings are subject to risk.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge. Results from hedging transactions, which for the Funds are primarily currency forward contracts, are further described in the financial statements that follow this commentary.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of June 2012 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

Investment in gold and gold related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Performance Chart1 (unaudited)  Average Annual Returns as of April 30, 2012

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
First Eagle Global Fund
Class A (SGENX)
without sales charge	-0.16%	15.90%	4.91%	11.59%	14.19%	01/01/79[2]
with sales charge	-5.15	13.93	3.84	11.02	14.06	01/01/79[2]
Class C (FESGX)	-1.87	15.03	4.12	10.76	11.49	06/05/00
Class I (SGIIX)	0.09	16.18	5.17	11.88	12.03	07/31/98
MSCI World Index[3]	-4.63	15.61	-1.78	4.96	9.53	01/01/79
First Eagle Overseas Fund
Class A (SGOVX)
without sales charge	-4.66%	14.87%	2.99%	11.80%	11.89%	08/31/93
with sales charge	-9.42	12.92	1.94	11.23	11.66	08/31/93
Class C (FESOX)	-6.26	14.02	2.21	10.97	11.13	06/05/00
Class I (SGOIX)	-4.42	15.16	3.24	12.08	12.26	07/31/98
MSCI EAFE Index[4]	-12.82	11.78	-4.72	5.42	4.43	08/31/93
First Eagle U.S. Value Fund
Class A (FEVAX)
without sales charge	4.84%	15.03%	5.16%	8.00%	9.46%	09/04/01
with sales charge	-0.41	13.09	4.09	7.44	8.94	09/04/01
Class C (FEVCX)	3.10	14.19	4.37	7.18	8.65	09/04/01
Class I (FEVIX)	5.13	15.33	5.42	8.25	9.73	09/04/01
Standard & Poor's 500 Index[5]	4.76	19.46	1.01	4.71	3.99	09/04/01
First Eagle Gold Fund
Class A (SGGDX)
without sales charge	-21.20%	15.27%	9.99%	15.63%	9.66%	08/31/93
with sales charge	-25.14	13.32	8.87	15.04	9.43	08/31/93
Class C (FEGOX)	-22.53	14.39	9.17	—	14.07	05/15/03
Class I (FEGIX)	-21.01	15.53	10.25	—	15.20	05/15/03
FTSE Gold Mines Index[6]	-26.85	9.00	4.81	8.96	2.39	08/31/93
MSCI World Index[3]	-4.63	15.61	-1.78	4.96	5.93	08/31/93

Please see the following pages for important notes to this table.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Performance Chart1 (unaudited) (continued)

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
First Eagle High Yield
Class A (FEHAX)
without sales charge	—	—	—	—	5.86%	01/03/12
with sales charge	—	—	—	—	1.13	01/03/12
Class C (FEHCX)	—	—	—	—	5.47	01/03/12
Class I (FEHIX)	4.86%	21.63%	—	—	13.33	11/19/07[7]
Barclays Capital U.S. Corporate High Yield Index[8]	5.92	19.65	—	—	9.79	11/19/07
First Eagle Fund of America
Class A (FEFAX)
without sales charge	1.48%	19.25%	4.12%	7.73%	7.82%	11/20/98
with sales charge	-3.60	17.24	3.05	7.17	7.41	11/20/98
Class C (FEAMX)	-0.21	18.36	3.33	6.95	7.07	03/02/98
Class Y (FEAFX)[9]	1.45	19.26	4.10	7.75	11.85	04/10/87
Standard & Poor's 500 Index[5]	4.76	19.46	1.01	4.71	8.90	04/10/87

1The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the funds' short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at www.firsteaglefunds.com or by calling 800.334.2143. The average annual returns shown on the prior page are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares "with sales charge'' of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle High Yield Fund and First Eagle Fund of America give effect to the deduction of the maximum sales charge of 5.00% (4.50% in the case of First Eagle High Yield Fund).

The average annual returns for Class C Shares reflect the CDSC (Contingent Deferred Sales Charge) of 1.00% which pertains to the first year or less of investment only.

*Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle High Yield Fund require $1mm minimum investment and are offered without sales charge.

Please see the following page for important notes to this table.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Average Annual Returns as of April 30, 2012

Class Y Shares of First Eagle Fund of America are offered without charge.

2Commencement of management by Jean-Marie Eveillard. Mr. Eveillard transitioned to senior adviser on March 26, 2009, a position he also held from January 2005 to March 2007, and continues to be a member of First Eagle Fund's Board of Trustees and a Senior Vice President of First Eagle Investment Management, LLC. The Fund commenced operation April 28, 1970.

3The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested.

4The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase.

5The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Standard & Poor's 500 Index includes dividends reinvested.

6The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase.

7First Eagle High Yield Fund commenced operations in its present form on December 30, 2011, and is successor to another mutual fund pursuant to a reorganization on December 30, 2011. Information prior to December 30, 2011 is for the Predecessor Fund. Immediately after the reorganization, changes in net asset value of the Class I shares were partially impacted by differences in how the Fund and the Predecessor Fund price portfolio securities.

8The Barclays Capital U.S Corporate High Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt, is unmanaged, with dividends reinvested, and is not available for purchase. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The index is presented here for comparison purposes only. One cannot invest directly in an index.

9As of September 1, 2005 First Eagle Fund of America Class Y is closed to new accounts.

Expense Ratios as stated in the Funds' most recent Prospectuses
Total Annual Gross Operating Expense Ratios

	CLASS A	CLASS C	CLASS I	CLASS Y
First Eagle Global Fund	1.13%	1.88%	0.88%	—
First Eagle Overseas Fund	1.14	1.89	0.89	—
First Eagle U.S. Value Fund	1.18	1.93	0.93	—
First Eagle Gold Fund	1.20	1.95	0.95	—
First Eagle Fund of America	1.45	2.20	—	1.45%
First Eagle High Yield Fund**	1.51	2.26	1.26

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Performance Chart1 (unaudited) (continued)

**These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to limit operating expenses of the Fund to an annual rate of 0.80% for I Shares, 1.25% for A Shares, and 2.00% for C Shares. This limitation excludes certain expenses as described in the Fees and Expenses section of the prospectus. This limitation will continue until 2013 for I Shares, and until 2012 for A and C Shares. The expense limitation may be terminated by the Adviser in future years.

These expense ratios are presented as of October 31, 2011 and may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

Investment in gold and gold related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The event-driven investment style used by First Eagle Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all or does not have the desired effect on the market price of the securities.

First Eagle High Yield Fund invests in high yield securities that are non-investment grade. High yield securities are rated lower than investment-grade securities because there is a greater possibility that the issuer may be unable to make interest and principal payments on those securities. High yield securities involve greater risk than higher rated securities and portfolios that invest in them may be subject to greater levels of credit and liquidity risk than portfolios that do not.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

This page was intentionally left blank.

  Fund Overview | Data as of April 30, 2012 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle Global Fund seeks long-term growth of capital by investing in a wide range of asset classes from markets in the United States and throughout the world. This truly global fund is managed with a highly disciplined, bottom-up, value oriented style that helps minimize risk.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Global Fund (A Shares)
without sales load	-0.16%	4.91%	11.59%
with sales load	-5.15	3.84	11.02
MSCI World Index	-4.63	-1.78	4.96
Consumer Price Index	2.30	2.17	2.49

Asset Allocation*

Countries*
United States	39.52%
Japan	17.03
France	4.99
Germany	2.39
Mexico	2.30
United Kingdom	2.20
Switzerland	2.01
Canada	1.65
South Korea	1.36
Australia	1.06
South Africa	0.99
Hong Kong	0.94
Singapore	0.65
Thailand	0.56
Belgium	0.55
Netherlands	0.47
Malaysia	0.47
Sweden	0.44
Spain	0.41
Austria	0.37
Italy	0.36
Taiwan	0.35
Brazil	0.27
Bermuda	0.22
Ireland	0.22
Israel	0.16
Norway	0.03

*  Asset Allocation and Countries percentages are based on total investments in the portfolio. Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments and options positions. Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Global Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (precious metal)	5.00%
Cisco Systems, Inc. (U.S. computer communications company)	1.81
Microsoft Corporation (U.S. software developer)	1.59
Secom Company Limited (Japanese security services provider)	1.57
Comcast Corporation, Class 'A' (U.S. cable/satellite television company)	1.48
Cintas Corporation (U.S. uniform designer and manufacturer)	1.46
Sysco Corporation (U.S. food services distributor)	1.44
Shimano, Inc. (Japanese bicycle parts manufacturer)	1.43
Fanuc Corporation (Japanese automated machine tools manufacturer)	1.40
American Express Company (U.S. credit card and travel services company)	1.29
Total	18.47%

*  Holdings in cash, commercial paper, and money market funds have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

First Eagle Global Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 73.88%
U.S. Common Stocks — 34.16%
Consumer Discretionary 2.66%
17,414,912	Comcast Corporation, Class 'A'	$296,976,000	$519,486,825
6,208,490	Omnicom Group, Inc.	186,093,077	318,557,622
1,772,900	Home Depot, Inc.	38,798,585	91,818,491
2,485	JG Boswell Company (a)	573,840	1,863,750
184,753	St. John Knits International, Inc. (a)(b)	3,174,837	1,043,854
		525,616,339	932,770,542
Consumer Staples 3.10%
17,479,577	Sysco Corporation	495,705,689	505,159,775
1,837,950	Lorillard, Inc.	135,716,878	248,656,255
2,132,090	Colgate-Palmolive Company	164,260,763	210,948,985
2,051,045	Wal-Mart Stores, Inc.	101,774,692	120,827,061
		897,458,022	1,085,592,076
Energy 1.86%
5,684,663	ConocoPhillips	292,995,737	407,192,411
1,442,501	Apache Corporation	90,693,920	138,393,546
3,908,035	San Juan Basin Royalty Trust (c)	138,744,050	66,202,113
806,395	Helmerich & Payne, Inc.	17,026,317	41,440,639
		539,460,024	653,228,709
Financials 8.85%
7,529,993	American Express Company	317,870,387	453,380,878
17,571,107	Bank of New York Mellon Corporation	441,008,506	415,556,681
9,542,046	Cincinnati Financial Corporation (c)	244,508,555	339,887,678
2,714	Berkshire Hathaway, Inc., Class 'A' (b)	218,995,900	327,851,200
9,693,682	BB&T Corporation	245,863,323	310,585,571
13,816,985	Weyerhaeuser Company REIT	243,497,569	281,313,815
7,819,459	U.S. Bancorp	192,949,644	251,551,996
5,719,208	Plum Creek Timber Company, Inc., REIT	212,342,604	240,435,504
4,386,051	WR Berkley Corporation	117,583,057	165,178,681
2,858,553	Rayonier, Inc., REIT	27,837,041	129,635,379
202,406	Mastercard, Inc., Class 'A'	40,702,513	91,542,162
743,437	Visa, Inc., Class 'A'	53,618,674	91,427,882
33,892	Mills Music Trust (a)(c)	1,015,863	1,327,719
		2,357,793,636	3,099,675,146

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 34.16% — (continued)
Health Care 0.91%
3,659,870	WellPoint, Inc.	$193,780,807	$248,212,384
1,059,980	Johnson & Johnson	59,610,842	68,994,098
		253,391,649	317,206,482
Industrials 4.90%
13,051,511	Cintas Corporation (c)	438,387,413	511,227,686
4,069,880	3M Company	315,646,156	363,684,477
3,069,252	Lockheed Martin Corporation	217,057,860	277,890,076
3,867,416	Northrop Grumman Corporation	231,724,655	244,730,085
3,337,753	Alliant Techsystems, Inc. (c)	300,315,627	177,902,235
1,228,236	Unifirst Corporation	26,322,487	74,627,619
4,192,137	Blount International, Inc. (b)(c)	46,116,234	67,786,855
		1,575,570,432	1,717,849,033
Information Technology 7.40%
31,413,268	Cisco Systems, Inc.	527,420,636	632,977,350
17,364,486	Microsoft Corporation	428,582,776	556,010,842
12,418,960	Intel Corporation	210,916,626	352,698,464
8,019,789	Linear Technology Corporation	227,165,656	262,327,298
7,449,311	Oracle Corporation	212,479,421	218,935,251
6,036,580	Texas Instruments, Inc.	154,258,827	192,808,365
258,827	Google, Inc., Class 'A' (b)	135,332,180	156,649,865
2,365,411	Automatic Data Processing, Inc.	85,148,200	131,564,160
1,671,000	KLA-Tencor Corporation (d)	47,230,930	87,142,650
		2,028,535,252	2,591,114,245
Materials 2.28%
4,387,079	Vulcan Materials Company	223,679,544	187,810,852
2,733,820	Ashland, Inc.	142,133,813	180,076,723
1,752,640	Martin Marietta Materials, Inc.	155,134,877	145,258,803
2,384,222	Scotts Miracle-Gro Company, Class 'A'	103,882,048	124,933,233
1,780,037	Newmont Mining Corporation	45,037,176	84,818,763
1,258,500	Deltic Timber Corporation (c)	62,903,243	76,869,180
		732,770,701	799,767,554
Utilities 2.20%
9,696,381	FirstEnergy Corporation	353,449,107	453,984,558
2,491,660	Entergy Corporation	164,249,120	163,353,230

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Global Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 34.16% — (continued)
Utilities 2.20% — (continued)
3,760,485	IDACorp, Inc. (c)	$124,066,738	$153,202,159
		641,764,965	770,539,947
Total U.S. Common Stocks		9,552,361,020	11,967,743,734
International Common Stocks — 39.72%
Australia 1.06%
13,519,473	Newcrest Mining Limited	428,192,580	370,424,690
Austria 0.37%
3,857,199	OMV AG	157,989,372	130,535,803
Belgium 0.55%
2,788,865	Groupe Bruxelles Lambert SA	234,732,253	193,412,086
Bermuda 0.22%
1,583,870	Jardine Matheson Holdings Limited	78,676,125	78,639,145
Brazil 0.27%
4,218,336	Petroleo Brasileiro SA, ADR	77,523,745	93,478,326
Canada 1.60%
4,588,522	Goldcorp, Inc.	179,943,343	175,556,852
9,423,645	Penn West Petroleum Limited	175,578,987	161,521,275
4,207,036	Cenovus Energy, Inc.	112,423,564	152,505,055
1,655,732	Agnico-Eagle Mines Limited	53,969,366	66,152,164
2,927,036	Postmedia Network Canada Corporation (a)(b)(e)	18,719,012	4,445,455
29,610	Nexen, Inc.	560,532	572,954
		541,194,804	560,753,755
France 4.80%
4,179,227	Sanofi	323,385,924	318,869,189
3,736,582	Sodexo	100,240,083	297,457,075
9,287,648	Bouygues SA	358,271,606	252,188,374
4,702,249	Total SA	247,298,454	224,436,621
2,044,437	Neopost SA (c)	184,799,958	117,504,775
11,803,362	Société Télévision Francaise 1 (c)	184,371,882	114,017,245
956,044	Guyenne et Gascogne SA (c)	108,257,344	102,471,916
3,733,423	Carrefour SA	230,370,943	74,968,333
921,669	Wendel SA	19,716,342	68,931,716
512,523	Société BIC SA	23,173,120	56,432,701
157,260	Robertet SA (c)	20,623,058	24,971,319
42,252	Robertet SA CI (a)(f)(i)	800,508	5,031,897

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 39.72% — (continued)
France 4.80% — (continued)
385,000	Sabeton SA (c)	$4,841,233	$6,826,648
104,457	Gaumont SA	6,087,824	6,302,957
12,000,000	FINEL (a)(b)(c)(f)(g)(h)	—	5,716,441
69,500	NSC Groupe (a)(b)(c)	12,298,421	5,517,953
		1,824,536,700	1,681,645,160
Germany 2.01%
7,345,731	HeidelbergCement AG	415,128,999	403,730,159
4,106,813	Daimler AG	192,484,558	226,965,251
693,440	Fraport AG	20,976,007	45,044,719
773,684	Hornbach Baumarkt AG	21,504,161	25,906,689
28,693	Pfeiffer Vacuum Technology AG	1,800,763	3,480,908
		651,894,488	705,127,726
Hong Kong 0.31%
12,693,580	Guoco Group Limited	115,086,260	106,352,500
20,738,780	City e-Solutions Limited (a)(b)(c)	936,898	1,911,347
		116,023,158	108,263,847
Ireland 0.22%
3,763,310	CRH PLC	62,926,191	76,073,249
Israel 0.16%
4,905,210	Israel Chemicals Limited	51,354,915	56,292,286
Italy 0.35%
18,139,395	Italcementi S.p.A. RSP	249,186,230	55,014,778
4,682,069	Italcementi S.p.A.	86,201,872	29,404,074
1,734,972	Italmobiliare S.p.A. RSP	121,356,934	20,432,638
1,021,137	Italmobiliare S.p.A.	107,360,738	19,335,954
		564,105,774	124,187,444
Japan 17.00%
11,590,430	Secom Company Limited	528,330,685	551,648,722
7,609,390	Shimano, Inc. (c)	189,904,791	501,320,032
2,888,400	Fanuc Corporation	255,486,281	491,650,250
2,693,956	SMC Corporation	294,992,485	452,479,333
1,876,590	Keyence Corporation	347,482,571	445,643,116
8,977,860	Astellas Pharma, Inc.	362,418,345	364,894,235
55,424	KDDI Corporation	355,586,922	364,448,898
14,917,300	NKSJ Holdings, Inc.	402,645,728	309,220,084
12,811,860	MISUMI Group, Inc. (c)	221,342,849	301,361,136

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Global Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 39.72% — (continued)
Japan 17.00% — (continued)
5,211,900	Ono Pharmaceutical	$237,044,526	$295,062,475
	Company Limited
13,535,700	MS&AD Insurance Group Holdings	337,272,005	251,420,880
2,318,500	Hirose Electric Company Limited (c)	246,194,572	244,220,754
4,896,260	Canon, Inc.	232,564,293	225,066,060
12,493,780	Mitsubishi Estate Company Limited	189,561,430	222,834,954
8,271,240	Hoya Corporation	179,494,458	190,619,759
4,137,470	Nissin Foods Holdings Company Limited	147,016,041	155,725,167
6,109,710	THK Company Limited	106,814,295	122,745,176
65,072	NTT DoCoMo, Inc.	99,072,518	111,007,094
1,569,860	Shin-Etsu Chemical Company Limited	73,766,639	91,234,349
3,526,280	Chofu Seisakusho Company Limited (c)	64,322,537	84,270,319
5,147,000	T. Hasegawa Company Limited (c)	79,849,658	72,976,002
2,251,494	Meitec Corporation (c)	64,892,626	46,417,324
1,725,100	Ariake Japan Company Limited (c)	29,754,119	34,830,426
2,002,100	Seikagaku Corporation	21,143,745	21,515,554
231,740	Aderans Company Limited (b)	5,260,612	2,577,469
		5,072,214,731	5,955,189,568
Malaysia 0.47%
129,693,980	Genting Malaysia Berhad	112,349,393	164,581,918
Mexico 2.29%
15,044,166	Grupo Televisa S.A.B., ADR	289,394,928	330,520,327
6,612,311	Industrias Peñoles S.A.B. de C.V.	7,723,116	310,235,235
6,399,253	Fresnillo PLC	43,883,996	162,086,370
		341,002,040	802,841,932
Netherlands 0.47%
12,052,607	TNT Express NV	143,260,900	146,089,306
4,391,426	PostNL NV	46,252,787	19,048,311
		189,513,687	165,137,617
Singapore 0.21%
10,153,710	Fraser and Neave Limited	8,655,703	57,772,665
13,467,250	ComfortDelgro Corporation Limited	3,279,184	16,653,110
		11,934,887	74,425,775

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 39.72% — (continued)
South Africa 0.99%
20,830,304	Gold Fields Limited, ADR	$231,208,540	$268,086,012
8,092,307	Harmony Gold Mining Company Limited, ADR	69,852,451	78,495,378
		301,060,991	346,581,390
South Korea 0.97%
3,476,566	KT&G Corporation	187,647,559	238,718,303
51,900	Lotte Confectionery Company Limited	21,157,499	78,622,099
39,989	Namyang Dairy Products Company Limited (c)	7,325,466	22,999,978
		216,130,524	340,340,380
Spain 0.41%
3,295,234	Red Electrica Corporation SA	165,292,750	143,414,179
Sweden 0.44%
5,939,940	Investor AB, Class 'A'	116,378,542	116,606,249
1,803,110	Investor AB, Class 'B'	35,647,923	35,932,949
		152,026,465	152,539,198
Switzerland 2.01%
5,091,560	Nestlé SA	146,056,200	311,808,279
3,783,070	Pargesa Holding SA	237,781,696	253,135,260
27,925	Lindt & Spruengli AG PC	28,106,172	91,043,066
388,803	Kuehne & Nagel International AG	7,503,142	47,235,346
		419,447,210	703,221,951
Thailand 0.56%
30,251,300	Bangkok Bank PCL, NVDR	98,647,613	187,902,384
577,000	OHTL PCL (a)	2,636,472	9,006,829
		101,284,085	196,909,213
United Kingdom 1.98%
9,342,277	Berkeley Group Holdings PLC (b)(c)	114,104,302	194,309,702
7,387,420	GlaxoSmithKline PLC	140,774,624	170,922,908
3,387,940	Willis Group Holdings PLC	87,537,760	123,524,292
3,052,693	Anglo American PLC	74,109,213	117,370,092
19,378,458	WM Morrison Supermarkets PLC	89,832,350	88,287,557
		506,358,249	694,414,551
Total International Common Stocks		12,377,765,117	13,918,431,189
Total Common Stocks		21,930,126,137	25,886,174,923

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Global Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Preferred Stocks — 0.69%
International Preferred Stocks — 0.69%
Germany 0.37%
1,754,484	Hornbach Holding AG	$63,837,360	$130,010,790
South Korea 0.32%
154,579	Samsung Electronics Company Limited	19,335,684	110,655,379
Total International Preferred Stocks		83,173,044	240,666,169
Total Preferred Stocks		83,173,044	240,666,169
Warrant — 0.21%
United States — 0.21%
5,806,899	JPMorgan Chase & Co. Warrant expire 10/28/18 (b)	75,108,859	72,586,237
OUNCES
Commodity — 5.00%
1,051,086	Gold bullion (b)	586,146,006	1,751,034,959
PRINCIPAL
Notes and Bonds — 2.06%
U.S. Corporate Bonds — 0.10%
$5,467,000	Bausch & Lomb, Inc. 7.125% due 08/01/28 (a)	4,760,431	4,373,600
5,000,000	Pulte Group, Inc. 5.20% due 02/15/15	4,581,333	5,175,000
387,000	Yankee Candle Company, Inc. Series 'B' 8.50% due 02/15/15	384,861	397,646
22,554,000	Yankee Candle Company, Inc. Series 'B' 9.75% due 02/15/17	22,013,235	23,681,700
Total U.S. Corporate Bonds		31,739,860	33,627,946
International Notes and Bonds — 1.96%
International Corporate Notes and Bonds — 0.26%
Canada 0.05%
28,460,000 USD	Catalyst Paper Corporation 11.00% due 12/15/16 (a)(j)(k)	24,518,587	15,368,400

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Notes and Bonds — 0.26% — (continued)
France 0.18%
15,000,000 EUR	Emin Leydier SA FRN 6.01% due 07/31/16 (a)(f)(g)	$21,435,024	$19,848,753
12,000,000 EUR	FINEL 9.50% due 06/30/17 (a)(f)(g)	14,494,344	11,909,251
12,050,000 EUR	Wendel SA 4.375% due 08/09/17	11,809,963	14,789,140
10,000,000 EUR	Wendel SA 4.875% due 09/21/15 (l)	11,136,766	13,232,502
3,500,000 EUR	Wendel SA 4.875% due 05/26/16	2,957,348	4,538,748
		61,833,445	64,318,394
Norway 0.03%
5,500,000 USD	Den Norske Bank ASA FRN 0.938% due 08/31/12 (a)(m)	3,888,750	3,052,500
3,170,000 USD	Den Norske Creditbank FRN 0.813% due 05/31/12 (a)(m)	2,059,625	1,711,800
3,500,000 USD	Den Norske Creditbank FRN 0.963% due 08/31/12 (a)(m)	2,610,000	1,942,500
10,000,000 USD	Nordea Bank Norge ASA FRN 0.938% due 05/18/12 (a)(m)	6,826,750	4,600,000
		15,385,125	11,306,800
Total International Corporate Notes and Bonds		101,737,157	90,993,594
International Government Bonds — 1.70%
Hong Kong 0.63%
371,900,000 HKD	Hong Kong Government Bond 0.48% due 09/03/12	47,992,977	47,998,829
732,250,000 HKD	Hong Kong Government Bond 2.66% due 12/17/12	95,885,144	95,867,552
586,700,000 HKD	Hong Kong Government Bond 4.20% due 09/17/12	76,826,579	76,804,989
		220,704,700	220,671,370
Singapore 0.43%
45,343,000 SGD	Singapore Government Bond 2.50% due 10/01/12	37,263,955	36,989,268
141,626,000 SGD	Singapore Government Bond 3.50% due 07/01/12	116,025,005	115,066,632
		153,288,960	152,055,900
South Korea 0.07%
25,370,100,000 KRW	Inflation Linked Korea Treasury Bond 2.75% due 03/10/17 (n)	24,148,168	24,415,212

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Government Bonds — 1.70% — (continued)
Taiwan 0.35%
1,767,500,000 TWD	Taiwan Government Bond 2.00% due 07/20/12	$54,562,858	$60,677,198
1,826,000,000 TWD	Taiwan Government Bond 2.375% due 01/16/13	59,349,568	63,232,045
		113,912,426	123,909,243
United Kingdom 0.22%
46,790,000 GBP	United Kingdom Gilt 5.25% due 06/07/12	75,199,670	76,328,060
Total International Government Bonds		587,253,924	597,379,785
Total International Notes and Bonds		688,991,081	688,373,379
Total Notes and Bonds		720,730,941	722,001,325
Commercial Paper — 18.00%
International Commercial Paper — 5.77%
Belgium 0.13%
20,000,000 USD	Anheuser Busch InBev WorldWide, Inc. 0.33% due 05/04/12	19,999,450	19,999,450
25,000,000 USD	Anheuser Busch InBev WorldWide, Inc. 0.36% due 05/01/12	25,000,000	25,000,000
Canada 0.22%
15,990,000 USD	Potash Corporation of Saskatchewan 0.31% due 05/14/12	15,988,210	15,988,210
15,000,000 USD	Potash Corporation of Saskatchewan 0.33% due 05/17/12	14,997,800	14,997,800
27,206,000 USD	Potash Corporation of Saskatchewan 0.33% due 05/24/12	27,200,264	27,200,264
18,793,000 USD	Potash Corporation of Saskatchewan 0.35% due 05/09/12	18,791,538	18,791,538
France 1.06%
13,824,000 USD	Air Liquide SA 0.19% due 06/29/12	13,819,695	13,819,695
31,094,000 USD	EI du Pont de Nemours & Company 0.16% due 06/14/12	31,087,919	31,087,919
13,641,000 USD	GDF Suez SA 0.20% due 05/08/12	13,640,470	13,640,470
40,055,000 USD	GDF Suez SA 0.21% due 05/23/12	40,049,860	40,049,860
36,918,000 USD	GDF Suez SA 0.21% due 05/25/12	36,912,831	36,912,831
25,000,000 USD	Sanofi 0.12% due 05/10/12	24,999,250	24,999,250

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 5.77% — (continued)
France 1.06% — (continued)
130,000,000 USD	Sanofi 0.13% due 05/04/12	$129,998,592	$129,998,592
25,000,000 USD	Sanofi 0.13% due 05/10/12	24,999,187	24,999,187
25,000,000 USD	Total SA 0.12% due 05/25/12	24,998,000	24,998,000
30,607,000 USD	Total SA 0.16% due 07/10/12	30,597,478	30,585,450
Germany 1.23%
50,000,000 USD	BASF AG 0.12% due 05/29/12	49,995,333	49,995,333
50,000,000 USD	BASF AG 0.12% due 06/25/12	49,990,833	49,990,833
22,900,000 USD	BMW 0.18% due 05/30/12	22,896,679	22,896,679
10,000,000 USD	Henkel Corporation 0.12% due 05/08/12	9,999,767	9,999,767
10,000,000 USD	Henkel Corporation 0.12% due 05/15/12	9,999,533	9,999,533
5,000,000 USD	Henkel Corporation 0.16% due 06/12/12	4,999,067	4,999,067
26,719,000 USD	Siemens Company 0.11% due 05/14/12	26,717,939	26,717,939
85,000,000 USD	Siemens Company 0.12% due 05/02/12	84,999,717	84,999,717
28,000,000 USD	Siemens Company 0.13% due 05/02/12	27,999,899	27,999,899
38,353,000 USD	Siemens Company 0.13% due 05/07/12	38,352,169	38,352,169
50,000,000 USD	Siemens Company 0.13% due 05/15/12	49,997,472	49,997,472
56,520,000 USD	Siemens Company 0.13% due 06/14/12	56,511,020	56,511,020
Italy 0.12%
43,689,000 USD	Eni S.p.A. 0.53% due 06/11/12	43,663,126	43,663,126
Japan 0.38%
22,432,000 USD	Mitsubishi Company 0.37% due 05/14/12	22,429,084	22,429,084
20,000,000 USD	Mitsui & Company, Limited 0.22% due 05/04/12	19,999,633	19,999,633
40,000,000 USD	Panasonic Corporation 0.29% due 05/10/12	39,997,100	39,997,100

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 5.77% — (continued)
Japan 0.38% — (continued)
40,000,000 USD	Panasonic Corporation 0.31% due 05/15/12	$39,995,178	$39,995,178
11,000,000 USD	Panasonic Corporation 0.48% due 05/21/12	10,997,128	10,997,128
Panama 0.18%
43,189,000 USD	Carnival Corporation 0.32% due 05/08/12	43,186,313	43,186,313
19,187,000 USD	Carnival Corporation 0.38% due 05/22/12	19,182,859	19,182,859
Switzerland 1.47%
30,000,000 USD	Nestlé SA 0.08% due 05/03/12	29,999,867	29,999,867
25,000,000 USD	Nestlé SA 0.08% due 06/01/12	24,998,278	24,998,278
14,500,000 USD	Nestlé SA 0.10% due 05/29/12	14,498,872	14,498,872
27,945,000 USD	Nestlé SA 0.13% due 05/29/12	27,942,174	27,942,174
36,812,000 USD	Nestlé SA 0.13% due 06/11/12	36,806,550	36,806,550
53,888,000 USD	Nestlé SA 0.13% due 06/12/12	53,879,827	53,879,827
50,000,000 USD	Nestlé SA 0.15% due 06/05/12	49,992,708	49,992,708
30,000,000 USD	Nestlé SA 0.15% due 06/08/12	29,995,250	29,995,250
25,757,000 USD	Nestlé SA 0.15% due 07/17/12	25,748,737	25,751,419
11,602,000 USD	Nestlé SA 0.16% due 07/16/12	11,598,081	11,599,568
31,828,000 USD	Novartis International AG 0.12% due 05/10/12	31,827,045	31,827,045
50,407,000 USD	Novartis International AG 0.12% due 05/15/12	50,404,648	50,404,648
52,800,000 USD	Novartis International AG 0.18% due 06/15/12	52,788,120	52,788,120
25,000,000 USD	Roche Holdings, Inc. 0.05% due 05/08/12	24,999,757	24,999,757
25,000,000 USD	Roche Holdings, Inc. 0.10% due 06/15/12	24,996,875	24,996,875
10,000,000 USD	Roche Holdings, Inc. 0.10% due 08/15/12	9,997,056	9,994,481
14,000,000 USD	Roche Holdings, Inc. 0.11% due 07/06/12	13,997,177	13,995,519

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 5.77% — (continued)
United Kingdom 0.98%
20,000,000 USD	BP PLC 0.23% due 05/08/12	$19,999,106	$19,999,106
31,161,000 USD	BP PLC 0.25% due 05/14/12	31,158,187	31,158,187
64,000,000 USD	BP PLC 0.31% due 05/14/12	63,992,835	63,992,835
10,249,000 USD	BP PLC 0.33% due 07/02/12	10,243,175	10,247,117
44,555,000 USD	BP PLC 0.35% due 06/22/12	44,533,119	44,533,119
30,000,000 USD	BP PLC 0.47% due 09/17/12	29,946,716	29,976,666
75,000,000 USD	BP PLC 0.49% due 08/20/12	74,889,000	74,959,867
40,000,000 USD	BP PLC 0.49% due 08/28/12	39,936,533	39,976,000
10,015,000 USD	Reckitt Benckiser Group PLC 0.30% due 05/01/12	10,015,000	10,015,000
17,278,000 USD	Reed Elsevier, Inc. 0.46% due 05/23/12	17,273,249	17,273,249
Total International Commercial Paper		2,021,448,335	2,021,580,469
U.S. Commercial Paper — 12.23%
$71,800,000	Abbott Laboratories 0.10% due 05/01/12	71,800,000	71,800,000
30,000,000	Abbott Laboratories 0.10% due 05/08/12	29,999,417	29,999,417
26,277,000	Abbott Laboratories 0.11% due 05/22/12	26,275,314	26,275,314
46,024,000	Abbott Laboratories 0.11% due 06/06/12	46,018,937	46,018,937
25,000,000	Abbott Laboratories 0.12% due 06/05/12	24,997,083	24,997,083
28,000,000	Abbott Laboratories 0.12% due 06/12/12	27,996,080	27,996,080
45,294,000	Abbott Laboratories 0.13% due 07/10/12	45,282,551	45,286,137
43,000,000	Abbott Laboratories 0.14% due 06/19/12	42,991,806	42,991,806
39,320,000	Abbott Laboratories 0.14% due 07/24/12	39,307,155	39,309,604
59,317,000	Archer Daniels Midland Company 0.12% due 05/11/12	59,315,023	59,315,023

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 12.23% — (continued)
$63,872,000	Archer Daniels Midland Company 0.12% due 05/21/12	$63,867,742	$63,867,742
41,752,000	Archer Daniels Midland Company 0.13% due 05/02/12	41,751,849	41,751,849
30,000,000	Archer Daniels Midland Company 0.13% due 05/10/12	29,999,025	29,999,025
19,797,000	Arrow Electronics, Inc. 0.66% due 05/01/12	19,797,000	19,797,000
10,788,000	Avery Dennison Corporation 0.41% due 05/01/12	10,788,000	10,788,000
50,000,000	Campbell Soup Company 0.15% due 05/14/12	49,997,292	49,997,292
34,557,000	Caterpillar Corporation 0.12% due 05/25/12	34,554,235	34,554,235
20,000,000	Coca-Cola Company 0.12% due 05/04/12	19,999,800	19,999,800
24,000,000	Coca-Cola Company 0.13% due 05/23/12	23,998,093	23,998,093
14,000,000	Coca-Cola Company 0.14% due 05/07/12	13,999,673	13,999,673
25,000,000	Coca-Cola Company 0.14% due 05/21/12	24,998,056	24,998,056
25,000,000	Coca-Cola Company 0.15% due 06/06/12	24,996,250	24,996,250
10,745,000	Coca-Cola Company 0.15% due 06/13/12	10,743,075	10,743,075
50,000,000	Coca-Cola Company 0.16% due 05/11/12	49,997,778	49,997,778
30,000,000	Coca-Cola Company 0.16% due 06/18/12	29,993,600	29,993,600
14,500,000	Coca-Cola Company 0.17% due 06/21/12	14,496,508	14,496,508
40,000,000	Coca-Cola Company 0.18% due 05/03/12	39,999,600	39,999,600
45,000,000	Coca-Cola Company 0.21% due 08/15/12	44,972,175	44,977,662
65,533,000	Coca-Cola Company 0.22% due 05/18/12	65,526,192	65,526,192
8,095,000	Coca-Cola Company 0.22% due 08/02/12	8,090,399	8,091,745
47,000,000	Coca-Cola Company 0.22% due 09/12/12	46,961,512	46,965,634
18,786,000	Computer Sciences Corporation 0.45% due 05/09/12	18,784,163	18,784,163

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 12.23% — (continued)
$55,350,000	ConocoPhillips 0.18% due 05/02/12	$55,349,723	$55,349,723
25,000,000	ConocoPhillips 0.20% due 05/07/12	24,999,167	24,999,167
14,560,000	ConocoPhillips 0.20% due 05/09/12	14,559,353	14,559,353
18,100,000	ConocoPhillips 0.20% due 05/22/12	18,097,888	18,097,888
10,750,000	ConocoPhillips 0.20% due 06/07/12	10,747,790	10,747,790
25,000,000	ConocoPhillips 0.20% due 06/20/12	24,993,056	24,993,056
26,700,000	ConocoPhillips 0.22% due 07/09/12	26,688,741	26,693,926
15,303,000	ConocoPhillips 0.22% due 07/18/12	15,295,706	15,298,567
25,052,000	ConocoPhillips 0.23% due 07/11/12	25,040,636	25,045,987
48,440,000	ConocoPhillips 0.23% due 07/13/12	48,417,408	48,427,754
36,805,000	ConocoPhillips 0.25% due 06/06/12	36,795,799	36,795,799
19,584,000	Dell, Inc. 0.15% due 05/07/12	19,583,510	19,583,510
50,000,000	Dell, Inc. 0.15% due 05/29/12	49,994,167	49,994,167
60,000,000	Dell, Inc. 0.15% due 06/01/12	59,992,250	59,992,250
50,000,000	Dell, Inc. 0.20% due 07/09/12	49,980,833	49,984,735
35,000,000	Dell, Inc. 0.36% due 07/09/12	34,976,521	34,989,314
31,500,000	Dell, Inc. 0.36% due 07/11/12	31,478,256	31,490,046
28,071,000	Dell, Inc. 0.36% due 07/18/12	28,049,713	28,060,959
20,000,000	Ebay, Inc 0.13% due 05/10/12	19,999,350	19,999,350
32,000,000	Emerson Electric Company 0.13% due 05/23/12	31,997,458	31,997,458
26,064,000	Emerson Electric Company 0.13% due 05/29/12	26,061,365	26,061,365
30,000,000	Emerson Electric Company 0.14% due 06/07/12	29,995,683	29,995,683

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 12.23% — (continued)
$38,353,000	General Electric Corporation 0.07% due 05/03/12	$38,352,851	$38,352,851
20,000,000	Google, Inc. 0.08% due 05/11/12	19,999,556	19,999,556
44,695,000	Google, Inc. 0.09% due 05/07/12	44,694,330	44,694,330
10,000,000	Google, Inc. 0.09% due 05/22/12	9,999,475	9,999,475
70,000,000	Google, Inc. 0.10% due 05/16/12	69,997,083	69,997,083
24,750,000	Google, Inc. 0.11% due 05/24/12	24,748,261	24,748,261
24,073,000	Google, Inc. 0.14% due 07/20/12	24,065,511	24,065,364
30,000,000	Honeywell International, Inc. 0.12% due 06/27/12	29,994,300	29,994,300
50,000,000	Honeywell International, Inc. 0.12% due 06/28/12	49,990,333	49,990,333
46,700,000	Honeywell International, Inc. 0.13% due 06/26/12	46,690,556	46,690,556
25,000,000	Honeywell International, Inc. 0.15% due 06/26/12	24,994,167	24,994,167
40,000,000	Honeywell International, Inc. 0.20% due 09/26/12	39,967,111	39,965,400
12,000,000	Honeywell International, Inc. 0.20% due 09/27/12	11,990,067	11,989,500
95,000,000	Johnson & Johnson 0.05% due 05/16/12	94,998,021	94,998,021
30,000,000	Johnson & Johnson 0.05% due 05/23/12	29,999,083	29,999,083
35,000,000	Johnson & Johnson 0.06% due 05/02/12	34,999,942	34,999,942
29,550,000	Johnson & Johnson 0.09% due 05/24/12	29,548,301	29,548,301
15,303,000	Johnson & Johnson 0.10% due 07/09/12	15,300,067	15,300,411
39,354,000	Johnson & Johnson 0.10% due 08/13/12	39,342,631	39,338,506
32,469,000	Johnson & Johnson 0.11% due 05/01/12	32,469,000	32,469,000
28,075,000	Johnson & Johnson 0.17% due 09/26/12	28,055,379	28,054,199
25,914,000	Kraft Foods, Inc. 0.28% due 05/03/12	25,913,597	25,913,597

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 12.23% — (continued)
$9,000,000	McDonald's Corporation 0.10% due 06/11/12	$8,998,975	$8,998,975
19,700,000	McDonald's Corporation 0.13% due 06/27/12	19,695,945	19,695,945
28,516,000	Medtronic, Inc. 0.09% due 05/17/12	28,514,859	28,514,859
14,158,000	Medtronic, Inc. 0.10% due 05/08/12	14,157,725	14,157,725
44,308,000	Medtronic, Inc. 0.10% due 06/21/12	44,301,723	44,301,723
50,000,000	Merck & Company, Inc. 0.08% due 05/11/12	49,998,889	49,998,889
15,000,000	Merck & Company, Inc. 0.08% due 05/17/12	14,999,467	14,999,467
35,000,000	Merck & Company, Inc. 0.08% due 05/21/12	34,998,444	34,998,444
40,000,000	Merck & Company, Inc. 0.09% due 05/10/12	39,999,100	39,999,100
51,826,000	Merck & Company, Inc. 0.10% due 06/08/12	51,820,529	51,820,529
50,000,000	Merck & Company, Inc. 0.12% due 05/21/12	49,996,667	49,996,667
25,000,000	Merck & Company, Inc. 0.12% due 06/25/12	24,995,417	24,995,417
66,072,000	Merck & Company, Inc. 0.12% due 07/03/12	66,058,125	66,062,955
24,548,000	Merck & Company, Inc. 0.13% due 06/04/12	24,544,986	24,544,986
38,013,000	Merck & Company, Inc. 0.13% due 07/06/12	38,003,940	38,007,199
19,790,000	NYSE Euronext, Inc. 0.41% due 05/18/12	19,786,262	19,786,262
25,000,000	NYSE Euronext, Inc. 0.44% due 05/17/12	24,995,222	24,995,222
6,205,000	Parker-Hannifin Corporation 0.16% due 05/04/12	6,204,917	6,204,917
35,000,000	Parker-Hannifin Corporation 0.16% due 05/07/12	34,999,067	34,999,067
25,000,000	Parker-Hannifin Corporation 0.16% due 05/08/12	24,999,222	24,999,222
45,000,000	PepsiCo, Inc. 0.12% due 05/07/12	44,999,100	44,999,100
75,000,000	PepsiCo, Inc. 0.12% due 05/09/12	74,998,000	74,998,000

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 12.23% — (continued)
$30,000,000	Pfizer, Inc. 0.10% due 05/17/12	$29,998,667	$29,998,667
38,700,000	Pfizer, Inc. 0.12% due 05/17/12	38,697,936	38,697,936
25,000,000	Philip Morris International, Inc. 0.06% due 05/04/12	24,999,875	24,999,875
17,000,000	Philip Morris International, Inc. 0.08% due 05/02/12	16,999,962	16,999,962
23,000,000	Philip Morris International, Inc. 0.08% due 05/31/12	22,998,467	22,998,467
30,000,000	Philip Morris International, Inc. 0.09% due 05/22/12	29,998,425	29,998,425
17,325,000	Philip Morris International, Inc. 0.15% due 06/04/12	17,322,546	17,322,546
55,991,000	Philip Morris International, Inc. 0.16% due 05/09/12	55,989,009	55,989,009
60,000,000	Proctor & Gamble Company 0.12% due 05/17/12	59,996,800	59,996,800
20,000,000	Proctor & Gamble Company 0.12% due 05/24/12	19,998,467	19,998,467
30,000,000	Proctor & Gamble Company 0.12% due 06/01/12	29,996,900	29,996,900
75,000,000	Proctor & Gamble Company 0.13% due 06/13/12	74,988,354	74,988,354
5,000,000	Proctor & Gamble Company 0.14% due 06/11/12	4,999,203	4,999,203
10,788,000	Safeway, Inc. 0.66% due 05/01/12	10,788,000	10,788,000
4,519,000	Sara Lee Corporation 0.35% due 05/01/12	4,519,000	4,519,000
15,000,000	Sherwin-Williams Company 0.19% due 05/16/12	14,998,812	14,998,812
38,353,000	Sysco Corporation 0.15% due 05/02/12	38,352,840	38,352,840
34,980,000	Verizon Communications, Inc. 0.30% due 05/14/12	34,976,210	34,976,210
32,779,000	Wal-Mart Stores, Inc. 0.09% due 05/18/12	32,777,607	32,777,607
100,000,000	Walt Disney Company 0.07% due 06/05/12	99,993,194	99,993,194
65,000,000	Walt Disney Company 0.07% due 06/06/12	64,995,450	64,995,450
45,000,000	Walt Disney Company 0.08% due 05/03/12	44,999,800	44,999,800

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 12.23% — (continued)
$25,000,000	Walt Disney Company 0.10% due 05/21/12	$24,998,611	$24,998,611
64,188,000	Walt Disney Company 0.11% due 06/18/12	64,178,586	64,178,586
50,000,000	Walt Disney Company 0.12% due 07/12/12	49,988,000	49,983,880
20,000,000	WellPoint, Inc. 0.36% due 05/18/12	19,996,694	19,996,694
2,000,000	WellPoint, Inc. 0.37% due 05/24/12	1,999,540	1,999,540
10,000,000	WellPoint, Inc. 0.39% due 05/22/12	9,997,783	9,997,783
25,000,000	WellPoint, Inc. 0.41% due 05/07/12	24,998,333	24,998,333
15,000,000	WellPoint, Inc. 0.42% due 05/01/12	15,000,000	15,000,000
8,630,000	Western Union Company 0.38% due 05/01/12	8,630,000	8,630,000
Total U.S. Commercial Paper		4,286,739,030	4,286,816,077
Total Commercial Paper		6,308,187,365	6,308,396,546
Total Investment Portfolio Excluding Option Written — 99.84%		$29,703,472,352	$34,980,860,159

CONTRACTS		STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Option Written — (0.01)%
(Premium Received: $4,499,162)
14,617	KLA-Tencor Corporation	$55.00	September 2012	$(2,923,400)
Total Investments — 99.83% (Cost: $29,698,973,190)				34,977,936,759
Other Assets in Excess of Liabilities — 0.17%				57,477,430
Net Assets — 100.00%				$35,035,414,189

  (a)  Security is deemed illiquid. At April 30, 2012, the value of these securities amounted to $98,672,049 or 0.28% of net assets.

  (b)  Non-income producing security/commodity.

  (c)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

  (d)  At April 30, 2012, all or a portion of this security was segregated to cover collateral requirement for options.

  (e)  Represents variable voting shares.

  (f)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $42,506,342 or 0.12% of net assets.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Global Fund

  (g)  Represents securities that are subject to legal or contractual restrictions on resale. At April 30, 2012, the value of these securities amounted to $37,474,445 or 0.11% of net assets.

  (h)  Held through Financiere Rouge, LLC, wholly owned subsidiary and disregarded entity for U.S. tax purposes.

  (i)  Represents non-voting class of shares.

  (j)  Issuer is in default.

  (k)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (l)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

  (m)  Floating rate security. Rate shown is the rate in effect at April 30, 2012.

  (n)  Inflation protected security.

At April 30, 2012, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$6,895,588,227
Gross unrealized depreciation	(1,616,624,658)
Net unrealized appreciation	$5,278,963,569

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

NYSE  — New York Stock Exchange

PC  — Participation Certificate

PCL  — Public Company Limited

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

RSP  — Represents Non-Voting Shares

Currencies

EUR  — Euro

GBP  — British Pound

HKD  — Hong Kong Dollar

KRW  — South Korean Won

SGD  — Singapore Dollar

TWD  — Taiwan Dollar

USD  — United States Dollar

RESTRICTED SECURITIES	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
Emin Leydier SA FRN 6.01% due 07/31/16	07/30/09	$21,435,024	$1.32
FINEL 9.50% due 06/30/17	06/22/05	14,494,344	0.99
FINEL	07/30/09	—	0.48

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT APRIL 30, 2012	UNREALIZED APPRECIATION AT APRIL 30, 2012	UNREALIZED DEPRECIATION AT APRIL 30, 2012
07/18/12	258,529,000	Euro	$346,892,304	$342,203,988	$4,688,316	$—
08/15/12	368,691,000	Euro	491,168,073	488,055,574	3,112,499	—
09/12/12	240,798,000	Euro	315,296,085	318,941,778	—	(3,645,693)
10/17/12	73,123,000	Euro	96,489,455	96,889,372	—	(399,917)
06/13/12	59,119,825,000	Japanese Yen	743,429,395	740,656,747	2,772,648	—
08/15/12	83,566,925,000	Japanese Yen	1,082,894,368	1,047,666,592	35,227,776	—
09/12/12	40,696,581,000	Japanese Yen	507,900,692	510,504,815	—	(2,604,123)
10/17/12	27,948,651,000	Japanese Yen	346,667,134	350,779,270	—	(4,112,136)
			$3,930,737,506	$3,895,698,136	$45,801,239	$(10,761,869)
Foreign Currency Exchange Contracts — Purchases
SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE RECEIVED		U.S. $ TO BE DELIVERED	U.S. $ VALUE AT APRIL 30, 2012	UNREALIZED APPRECIATION AT APRIL 30, 2012	UNREALIZED DEPRECIATION AT APRIL 30, 2012
05/16/12	54,000,000	Euro	$70,405,200	$71,459,019	$1,053,819	$—

Affiliated Securities

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2011	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2012	MARKET VALUE APRIL 30, 2012	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Alliant Techsystems, Inc.	3,333,753	—	—	3,337,753	$177,902,235	$—	$1,335,101
Ariake Japan Company Limited	1,725,100	—	—	1,725,100	34,830,426	—	387,019
Berkeley Group Holdings PLC	9,342,277	—	—	9,342,277	194,309,702	—	—
Blount International, Inc.	7,574,592	—	3,382,455	4,192,137	67,786,855	11,720,825	—
Chofu Seisakusho Company Limited	3,526,280	—	—	3,526,280	84,270,319	—	630,904
Cincinnati Financial Corporation	9,542,046	—	—	9,542,046	339,887,678	—	7,681,347
Cintas Corporation	13,051,511	—	—	13,051,511	511,227,686	—	7,047,816
City e-Solutions Limited	20,738,780	—	—	20,738,780	1,911,347	—	—

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Global Fund

Affiliated Securities — (continued)

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2011	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2012	MARKET VALUE APRIL 30, 2012	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Deltic Timber Corporation	1,258,500	—	—	1,258,500	$76,869,180	$—	$188,775
FINEL	12,000,000	—	—	12,000,000	5,716,441	—	—
Guyenne et Gascogne SA	956,044	—	—	956,044	102,471,916	—	—
Hirose Electric Company Limited	2,318,500	—	—	2,318,500	244,220,754	—	1,430,291
IDACorp, Inc.	3,760,485	—	—	3,760,485	153,202,159	—	2,369,106
Meitec Corporation	2,719,100	—	467,606	2,251,494	46,417,324	(4,717,732)	754,747
Mills Music Trust	34,924	—	1,032	33,892	1,327,719	2,054	56,088
MISUMI Group, Inc.	12,811,860	—	—	12,811,860	301,361,136	—	3,357,982
Namyang Dairy Products Company Limited	39,989	—	—	39,989	22,999,978	—	28,894
Neopost SA	2,044,437	—	—	2,044,437	117,504,775	—	4,124,099
NSC Groupe	69,500	—	—	69,500	5,517,953	—	—
Robertet SA	157,260	—	—	157,260	24,971,319	—	—
Sabeton SA	385,000	—	—	385,000	6,826,648	—	—
San Juan Basin Royalty Trust	3,975,644	—	67,609	3,908,035	66,202,113	(1,199,360)	2,668,541
Shimano, Inc.	7,609,390	—	—	7,609,390	501,320,032	—	2,769,314
Société Télévision Francaise 1	11,533,583	342,719	72,940	11,803,362	114,017,245	(633,504)	7,300,138
Sucrière de Pithiviers- Le-Vieil*	63,019	—	63,019	—	—	105,965,690	—
T. Hasegawa Company Limited	5,147,000	—	—	5,147,000	72,976,002	—	577,293
Total					$3,276,048,942	$111,137,973	$42,707,455

  *  Represents an unaffiliated issuer as of April 30, 2012, as such, amounts represented above will not agree to balances in the Statements of Assets and Liabilities and Statements of Operations.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	2.66%
Consumer Staples	3.10
Energy	1.86
Financials	8.85
Health Care	0.91
Industrials	4.90
Information Technology	7.40
Materials	2.28
Utilities	2.20
Total U.S. Common Stocks	34.16
International Common Stocks
Consumer Discretionary	5.59
Consumer Staples	3.45
Energy	2.18
Financials	5.36
Health Care	3.34
Industrials	7.69
Information Technology	3.48
Materials	6.86
Telecommunication Services	1.36
Utilities	0.41
Total International Common Stocks	39.72
International Preferred Stocks
Consumer Discretionary	0.37
Information Technology	0.32
Total International Preferred Stocks	0.69
Warrant	0.21
Commodity	5.00

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Global Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
U.S. Corporate Bonds
Consumer Discretionary	0.10%
Total U.S. Corporate Bonds	0.10
International Notes and Bonds
Financials	0.15
Government Issues	1.70
Materials	0.11
Total International Notes and Bonds	1.96
Commercial Paper
International Commercial Paper	5.77
U.S. Commercial Paper	12.23
Total Commercial Paper	18.00
Covered Call Option Written	(0.01)
Total Investments	99.83%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

This page was intentionally left blank.

Fund Overview | Data as of April 30, 2012 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven process seeks to minimize risk by focusing on undervalued securities.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Fund (A Shares)
without sales load	-4.66%	2.99%	11.80%
with sales load	-9.42	1.94	11.23
MSCI EAFE Index	-12.82	-4.72	5.42
Consumer Price Index	2.30	2.17	2.49

Asset Allocation*

Countries*
Japan	30.18%
France	8.76
United States	7.28
Germany	5.53
Switzerland	3.77
Singapore	3.46
Canada	3.22
United Kingdom	2.88
South Korea	2.74
Mexico	2.66
Thailand	2.15
Hong Kong	2.15
Netherlands	1.44
Austria	1.31
South Africa	1.26
Australia	1.20
Taiwan	0.77
Spain	0.70
Sweden	0.68
Malaysia	0.68
Bermuda	0.47
Brazil	0.47
Greece	0.45
Ireland	0.38
Italy	0.37
Belgium	0.28
Israel	0.25
Turkey	0.21
Norway	0.13

*  Asset Allocation and Countries percentages are based on total investments in the portfolio. Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Overseas Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (precious metal)	6.90%
Shimano, Inc. (Japanese bicycle parts manufacturer)	2.97
Fanuc Corporation (Japanese automated machine tools manufacturer)	2.09
SMC Corporation (Japanese automated control devices manufacturer)	1.88
HeidelbergCement AG (German building materials manufacturer)	1.87
Secom Company Limited (Japanese security services provider)	1.86
Grupo Televisa S.A.B., ADR (Mexican media company)	1.65
Keyence Corporation (Japanese sensors manufacturer)	1.50
Nestlé SA (Swiss food product manufacturer)	1.50
NKSJ Holdings, Inc. (Japanese insurance provider)	1.42
Total	23.64%

  *  Holdings in cash, commercial paper, and money market funds have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

First Eagle Overseas Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 73.01%
International Common Stocks — 72.70%
Australia 1.19%
3,089,899	Newcrest Mining Limited	$101,305,087	$84,661,205
15,791,758	Spotless Group Limited (a)	38,417,424	42,116,751
		139,722,511	126,777,956
Austria 1.30%
2,047,932	OMV AG	83,876,284	69,306,367
5,915,786	Wienerberger AG (a)	88,605,267	68,863,486
		172,481,551	138,169,853
Belgium 0.28%
366,943	Groupe Bruxelles Lambert SA	27,696,696	25,448,063
57,420	Sofina SA	4,474,251	4,607,489
		32,170,947	30,055,552
Bermuda 0.46%
994,200	Jardine Matheson Holdings Limited	29,348,034	49,362,030
Brazil 0.46%
2,218,940	Petroleo Brasileiro SA, ADR	25,903,065	49,171,710
Canada 3.00%
3,000,311	Agnico-Eagle Mines Limited	105,249,766	119,872,700
4,773,441	Penn West Petroleum Limited	91,218,197	81,816,779
1,914,012	Cenovus Energy, Inc.	38,341,076	69,382,935
485,215	Cogeco Cable, Inc.	21,284,295	24,072,834
1,100,050	EnCana Corporation	14,298,775	23,035,047
875,938	Postmedia Network Canada Corporation (b)(c)(d)	5,591,396	1,330,337
13,660	Nexen, Inc.	258,591	264,321
		276,242,096	319,774,953
France 8.24%
1,660,899	Sodexo	46,115,630	132,218,738
1,660,633	Sanofi	135,351,026	126,703,981
4,285,607	Bouygues SA	168,464,325	116,367,487
1,883,280	Total SA	106,841,885	89,888,264
5,931,165	Société Télévision Francaise 1	93,465,134	57,293,430
558,938	Laurent-Perrier (a)	19,851,603	56,388,232
827,900	Neopost SA	44,073,366	47,583,860
505,501	Wendel SA	10,862,584	37,806,470
235,837	Robertet SA (a)	20,591,064	37,448,562

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 72.70% — (continued)
France 8.24% — (continued)
51,500	Robertet SA CI (c)(e)(f)	$2,151,628	$6,133,265
348,206	Guyenne et Gascogne SA	40,270,290	37,321,855
1,608,488	Carrefour SA	69,265,330	32,298,956
212,794	Société BIC SA	7,748,681	23,430,247
364,373	Gaumont SA	21,698,753	21,986,342
896,416	Fregate (a)(c)(e)(g)	23,119,325	21,790,175
442,830	Société Foncière Financière et de Participations	29,139,582	17,283,329
118,996	BioMerieux	9,311,020	9,756,313
11,593,581	FINEL (a)(b)(c)(e)(g)(h)	9,165,470	5,522,835
100,000	Sabeton SA	1,463,142	1,773,155
		858,949,838	878,995,496
Germany 4.58%
3,619,240	HeidelbergCement AG	200,929,134	198,917,758
8,023,163	Deutsche Wohnen AG (a)	87,465,090	117,897,918
1,811,605	Daimler AG	86,510,108	100,119,334
1,523,903	Hamburger Hafen und Logistik AG	53,961,357	50,513,448
296,503	Fraport AG	8,930,449	19,260,346
10,320	Pfeiffer Vacuum Technology AG	262,791	1,251,977
		438,058,929	487,960,781
Greece 0.44%
9,753,438	Jumbo SA (a)	59,290,510	47,365,895
Hong Kong 0.83%
7,806,340	Guoco Group Limited	57,283,838	65,405,014
8,166,100	Hopewell Holdings Limited	11,153,124	21,946,789
10,851,720	City e-Solutions Limited (b)(c)	323,358	1,000,126
		68,760,320	88,351,929
Ireland 0.37%
1,970,920	CRH PLC	32,976,584	39,841,067
Israel 0.25%
2,302,220	Israel Chemicals Limited	24,102,992	26,420,322
Italy 0.37%
7,315,306	Italcementi S.p.A. RSP	87,341,485	22,186,514
1,197,736	Italmobiliare S.p.A. RSP	50,324,929	14,105,649
168,142	Italmobiliare S.p.A.	19,250,153	3,183,888
		156,916,567	39,476,051

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Overseas Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 72.70% — (continued)
Japan 29.87%
4,810,170	Shimano, Inc. (a)	$79,407,045	$316,902,482
1,309,840	Fanuc Corporation	119,983,748	222,954,980
1,193,590	SMC Corporation	153,637,312	200,476,477
4,170,700	Secom Company Limited	178,984,614	198,505,261
671,300	Keyence Corporation	120,027,879	159,416,934
7,316,700	NKSJ Holdings, Inc.	201,780,857	151,667,566
21,057	KDDI Corporation	134,141,915	138,463,490
7,175,100	MS&AD Insurance Group Holdings	169,497,975	133,274,966
3,260,440	Astellas Pharma, Inc.	133,084,592	132,516,631
2,253,100	Ono Pharmaceutical Company Limited	90,166,908	127,555,261
1,050,800	Hirose Electric Company Limited	115,774,722	110,686,723
4,092,170	MISUMI Group, Inc.	70,195,915	96,256,203
2,035,070	Canon, Inc.	97,083,761	93,545,928
3,910,930	Hoya Corporation	84,971,495	90,131,653
7,627,430	Kansai Paint Company Limited	60,795,887	82,350,259
3,498,960	Nomura Research Institute Limited	68,063,992	80,856,478
2,107,490	Nissin Foods Holdings Company Limited	74,661,603	79,321,236
4,400,050	Mitsubishi Estate Company Limited	65,929,737	78,477,846
2,657,590	Nitto Kohki Company Limited (a)	46,435,145	59,416,310
2,485,480	Daiichikosho Company Limited	27,081,143	50,120,526
6,577,300	Japan Wool Textile Company Limited (a)	49,871,284	49,510,988
2,023,800	Chofu Seisakusho Company Limited (a)	33,120,144	48,364,359
793,980	Shin-Etsu Chemical Company Limited	37,295,453	46,143,126
3,206,911	T. Hasegawa Company Limited (a)	43,073,853	45,468,728
2,252,610	THK Company Limited	36,188,958	45,255,341
24,034	NTT DoCoMo, Inc.	36,485,166	40,999,885
1,570,700	Ariake Japan Company Limited	32,942,453	31,713,031
2,013,324	Nagaileben Company Limited (a)	19,961,972	31,016,890
1,286,140	As One Corporation (a)	26,246,127	28,319,566
1,549,790	OSG Corporation	17,248,953	24,632,810
2,068,330	Maezawa Kasei Industries Company Limited (a)	31,939,631	24,429,298
2,535,900	Yomeishu Seizo Company Limited (a)	22,847,623	24,329,902
2,184,600	Seikagaku Corporation	17,648,500	23,476,789

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 72.70% — (continued)
Japan 29.87% — (continued)
1,058,246	Matsumoto Yushi-Seiyaku Company Limited (a)(c)	$25,950,562	$22,923,803
508,106	SK Kaken Company Limited	9,470,131	20,492,251
793,336	Meitec Corporation	22,791,025	16,355,599
493,250	Mandom Corporation	6,249,764	12,485,700
2,387,843	TOMONY Holdings, Inc.	16,083,861	10,946,274
453,900	Fuji Seal International, Inc.	8,026,006	8,743,715
806,280	Chudenko Corporation	12,295,496	8,179,945
1,424,100	Shingakukai Company Limited (a)	10,266,277	5,422,425
832,570	Sansei Yusoki Company Limited	6,238,288	4,171,192
141,550	Icom, Inc.	2,901,480	3,556,479
486,400	Asahi Broadcasting Corporation	2,159,939	2,717,114
420,440	Okumura Corporation	1,988,349	1,542,947
		2,620,997,540	3,184,095,367
Malaysia 0.67%
56,223,130	Genting Malaysia Berhad	48,368,781	71,347,263
Mexico 2.63%
7,987,622	Grupo Televisa S.A.B., ADR	158,160,868	175,488,055
2,246,692	Industrias Peñoles S.A.B. de C.V.	1,833,690	105,409,897
		159,994,558	280,897,952
Netherlands 1.43%
6,299,709	TNT Express NV	74,730,217	76,358,594
539,055	HAL Trust	18,095,972	65,945,012
2,340,827	PostNL NV	24,654,872	10,153,604
		117,481,061	152,457,210
Norway 0.13%
1,845,269	Orkla ASA	13,682,658	13,549,882
Singapore 2.51%
23,192,830	Haw Par Corporation Limited (a)	76,875,317	113,967,838
70,167,015	ComfortDelgro Corporation Limited	68,385,814	86,765,969
16,373,450	Singapore Airport Terminal Services Limited	18,528,182	34,538,677
5,640,520	Fraser and Neave Limited	6,680,505	32,093,478
		170,469,818	267,365,962
South Africa 1.25%
7,868,291	Gold Fields Limited, ADR	99,463,345	101,264,905
3,275,059	Harmony Gold Mining Company Limited, ADR	30,822,097	31,768,073
		130,285,442	133,032,978

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Overseas Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 72.70% — (continued)
South Korea 2.14%
1,318,522	KT&G Corporation	$70,025,885	$90,536,275
35,325	Lotte Confectionery Company Limited	12,445,892	53,513,019
186,884	Nong Shim Company Limited	43,886,371	37,455,349
872,463	Fursys, Inc. (a)	10,110,165	23,546,175
22,950	Namyang Dairy Products Company Limited	4,912,653	13,199,867
784,738	Dong Ah Tire & Rubber Company Limited	2,731,347	7,777,074
139,510	Teems, Inc. (a)	1,095,526	1,227,058
3,675	Amorepacific Group	481,060	925,152
		145,688,899	228,179,969
Spain 0.69%
1,688,700	Red Electrica Corporation SA	84,248,760	73,495,091
Sweden 0.68%
3,013,030	Investor AB, Class 'A'	59,333,861	59,148,430
654,517	Investor AB, Class 'B'	12,947,662	13,043,423
		72,281,523	72,191,853
Switzerland 3.73%
2,610,500	Nestlé SA	79,226,015	159,867,606
2,196,591	Pargesa Holding SA	115,479,876	146,979,737
193,016	Rieter Holding AG	26,177,079	33,590,184
707	Lindt & Spruengli AG	4,541,472	27,691,288
137,452	Kuehne & Nagel International AG	1,733,811	16,698,927
225,026	Autoneum Holding AG (b)	12,062,900	12,417,450
		239,221,153	397,245,192
Taiwan 0.39%
20,184,980	Taiwan Secom Company Limited	32,105,415	41,463,916
Thailand 2.13%
465,099,885	Thai Beverage PCL	82,585,978	124,046,684
15,979,859	Bangkok Bank PCL, NVDR	56,870,621	99,257,010
250,000	OHTL PCL (c)	1,152,073	3,902,439
		140,608,672	227,206,133
Turkey 0.21%
3,205,889	Yazicilar Holding AS	21,541,251	22,066,817
United Kingdom 2.47%
3,995,640	GlaxoSmithKline PLC	76,140,895	92,447,215
3,378,628	Berkeley Group Holdings PLC (b)	41,275,902	70,271,969
11,272,065	WM Morrison Supermarkets PLC	52,576,658	51,355,123
1,295,388	Anglo American PLC	32,786,526	49,805,142
		202,779,981	263,879,449
Total International Common Stocks		6,514,679,456	7,750,198,629

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stock — 0.31%
Materials 0.31%
691,883	Newmont Mining Corporation	$17,601,872	$32,968,225
Total Common Stocks		6,532,281,328	7,783,166,854
International Preferred Stocks — 1.38%
Germany 0.81%
1,160,182	Hornbach Holding AG	39,421,559	85,971,817
South Korea 0.57%
75,023	Samsung Electronics Company Limited	9,052,295	53,705,216
27,183	Namyang Dairy Products Company Limited	387,445	7,167,821
		9,439,740	60,873,037
Total International Preferred Stocks		48,861,299	146,844,854
OUNCES
Commodity — 6.90%
441,517	Gold bullion (b)	217,894,842	735,536,841
PRINCIPAL
Term Loans — 0.08%
Germany 0.08%
1,976,466 EUR	Pfleiderer AG Term Facility 1A due 06/30/17 (b)	1,973,783	823,838
2,488,890 CAD	Pfleiderer AG Term Facility 2A due 06/30/17 (b)	1,843,818	1,037,428
10,000,000 EUR	Pfleiderer AG Term Loan due 01/07/13	10,395,510	4,168,238
1,299,726 USD	Pfleiderer AG Revolving Credit Facility 1A due 06/30/17 (b)	946,291	541,757
701,307 EUR	Pfleiderer AG Revolving Credit Facility 1A due 06/30/17 (b)	731,169	292,321
218,754 CAD	Pfleiderer AG Revolving Credit Facility 1A due 06/30/17 (b)	162,057	91,182
1,076,176 USD	Pfleiderer AG Revolving Credit Facility 2A due 06/30/17 (b)	783,531	448,576
250,160 CAD	Pfleiderer AG Revolving Credit Facility 2A due 06/30/12 (b)	185,323	104,273
168,813 EUR	Pfleiderer AG Revolving Credit Facility 2A due 06/30/17 (b)	171,701	70,365
1,292,659 EUR	Pfleiderer AG Term Loan B 4.415% due 05/12/18 (c)(i)	1,804,582	1,479,593
Total Term Loans		18,997,765	9,057,571

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Bonds — 3.57%
International Corporate Bonds — 0.41%
Canada 0.19%
33,554,000 USD	Catalyst Paper Corporation 7.375% due 03/01/14 (c)(j)	$24,961,832	$1,342,160
34,110,000 USD	Catalyst Paper Corporation 11.00% due 12/15/16 (c)(j)(k)	30,320,584	18,419,400
		55,282,416	19,761,560
France 0.22%
10,000,000 EUR	Emin Leydier SA FRN 6.01% due 07/31/16 (c)(e)(g)(i)	14,284,902	13,232,501
8,000,000 EUR	FINEL 9.50% due 06/30/17 (c)(e)(g)	9,658,805	7,939,501
1,950,000 EUR	Wendel SA 4.875% due 09/21/15 (l)	1,775,397	2,580,338
		25,719,104	23,752,340
Total International Corporate Bonds		81,001,520	43,513,900
International Government Bonds — 3.16%
France 0.21%
16,185,495 EUR	France Government Bond OAT 3.00% due 07/25/12 (m)	19,499,262	21,919,442
Hong Kong 1.30%
137,300,000 HKD	Hong Kong Government Bond 0.48% due 09/03/12	17,718,300	17,720,460
415,700,000 HKD	Hong Kong Government Bond 2.66% due 12/17/12	54,317,409	54,424,229
359,500,000 HKD	Hong Kong Government Bond 4.20% due 09/17/12	46,972,163	47,062,202
145,500,000 HKD	Hong Kong Government Bond 4.49% due 11/26/12	19,095,497	19,220,347
		138,103,369	138,427,238
Singapore 0.91%
120,000,000 SGD	Singapore Government Bond 3.50% due 07/01/12	94,272,244	97,496,193
Taiwan 0.37%
582,300,000 TWD	Taiwan Government Bond 2.00% due 07/20/12	18,040,595	19,990,004
574,500,000 TWD	Taiwan Government Bond 2.375% due 01/16/13	18,127,922	19,894,200
		36,168,517	39,884,204
United Kingdom 0.37%
24,448,000 GBP	United Kingdom Gilt 5.25% due 06/07/12	39,292,189	39,881,779
Total International Government Bonds		327,335,581	337,608,856
Total International Bonds		408,337,101	381,122,756

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 14.02%
International Commercial Paper — 8.90%
Belgium 0.28%
30,000,000 USD	Anheuser Busch InBev WorldWide, Inc. 0.33% due 05/04/12	$29,999,175	$29,999,175
Canada 0.17%
6,832,000 USD	Potash Corporation of Saskatchewan 0.31% due 05/14/12	6,831,235	6,831,235
7,179,000 USD	Potash Corporation of Saskatchewan 0.33% due 05/24/12	7,177,486	7,177,486
4,348,000 USD	Potash Corporation of Saskatchewan 0.35% due 05/09/12	4,347,662	4,347,662
France 2.11%
5,089,000 USD	Air Liquide SA 0.19% due 06/29/12	5,087,415	5,087,415
8,204,000 USD	EI du Pont de Nemours & Company 0.16% due 06/14/12	8,202,396	8,202,396
3,156,000 USD	GDF Suez SA 0.20% due 05/08/12	3,155,877	3,155,877
17,115,000 USD	GDF Suez SA 0.21% due 05/23/12	17,112,804	17,112,804
9,742,000 USD	GDF Suez SA 0.21% due 05/25/12	9,740,636	9,740,636
13,000,000 USD	Sanofi 0.10% due 05/04/12	12,999,892	12,999,892
50,000,000 USD	Sanofi 0.12% due 05/10/12	49,998,500	49,998,500
20,000,000 USD	Sanofi 0.13% due 05/04/12	19,999,783	19,999,783
23,000,000 USD	Sanofi 0.13% due 05/10/12	22,999,252	22,999,252
24,000,000 USD	Total SA 0.12% due 05/25/12	23,998,080	23,998,080
35,000,000 USD	Total SA 0.13% due 05/25/12	34,996,967	34,996,967
16,821,000 USD	Total SA 0.16% due 07/10/12	16,815,767	16,809,156
Germany 1.55%
30,000,000 USD	BASF AG 0.12% due 06/27/12	29,994,300	29,994,300
55,000,000 USD	BASF AG 0.13% due 06/25/12	54,989,076	54,989,076
8,432,000 USD	BMW 0.18% due 05/30/12	8,430,777	8,430,777

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 8.90% — (continued)
Germany 1.55% — (continued)
10,000,000 USD	Henkel Corporation 0.14% due 06/05/12	$9,998,639	$9,998,639
5,000,000 USD	Henkel Corporation 0.16% due 06/12/12	4,999,067	4,999,067
14,685,000 USD	Siemens Company 0.11% due 05/14/12	14,684,417	14,684,417
15,000,000 USD	Siemens Company 0.12% due 05/02/12	14,999,950	14,999,950
18,000,000 USD	Siemens Company 0.13% due 05/02/12	17,999,935	17,999,935
8,874,000 USD	Siemens Company 0.13% due 05/07/12	8,873,808	8,873,808
Italy 0.20%
21,120,000 USD	Eni S.p.A. 0.71% due 08/15/12	21,076,470	21,087,484
Japan 0.61%
19,216,000 USD	Panasonic Corporation 0.32% due 05/11/12	19,214,292	19,214,292
17,000,000 USD	Panasonic Corporation 0.33% due 05/07/12	16,999,065	16,999,065
19,527,000 USD	Panasonic Corporation 0.33% due 05/18/12	19,523,957	19,523,957
9,000,000 USD	Panasonic Corporation 0.48% due 05/21/12	8,997,650	8,997,650
Panama 0.12%
4,709,000 USD	Carnival Corporation 0.32% due 05/08/12	4,708,707	4,708,707
8,199,000 USD	Carnival Corporation 0.38% due 05/22/12	8,197,230	8,197,230
Switzerland 2.56%
20,000,000 USD	Nestlé SA 0.08% due 05/03/12	19,999,911	19,999,911
22,055,000 USD	Nestlé SA 0.13% due 05/29/12	22,052,770	22,052,770
13,188,000 USD	Nestlé SA 0.13% due 06/11/12	13,186,047	13,186,047
20,000,000 USD	Novartis International AG 0.12% due 05/11/12	19,999,333	19,999,333
44,593,000 USD	Novartis International AG 0.12% due 05/15/12	44,590,919	44,590,919
30,000,000 USD	Novartis International AG 0.18% due 06/11/12	29,993,850	29,993,850

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 8.90% — (continued)
Switzerland 2.56% — (continued)
18,000,000 USD	Novartis International AG 0.19% due 08/08/12	$17,990,595	$17,977,000
20,000,000 USD	Roche Holdings, Inc. 0.06% due 06/13/12	19,998,567	19,998,567
25,000,000 USD	Roche Holdings, Inc. 0.07% due 05/15/12	24,999,319	24,999,319
25,000,000 USD	Roche Holdings, Inc. 0.08% due 06/14/12	24,997,556	24,997,556
25,000,000 USD	Roche Holdings, Inc. 0.09% due 07/10/12	24,995,625	24,991,420
10,000,000 USD	Roche Holdings, Inc. 0.10% due 08/15/12	9,997,056	9,994,481
United Kingdom 1.30%
30,000,000 USD	BP PLC 0.23% due 05/08/12	29,998,658	29,998,658
10,000,000 USD	BP PLC 0.25% due 05/14/12	9,999,097	9,999,097
7,000,000 USD	BP PLC 0.31% due 05/14/12	6,999,217	6,999,217
14,751,000 USD	BP PLC 0.33% due 07/02/12	14,742,616	14,748,290
5,445,000 USD	BP PLC 0.35% due 06/22/12	5,442,326	5,442,326
10,000,000 USD	BP PLC 0.47% due 09/17/12	9,982,239	9,992,222
20,000,000 USD	BP PLC 0.49% due 08/20/12	19,970,400	19,989,298
10,000,000 USD	Reckitt Benckiser Group PLC 0.59% due 06/06/12	9,994,200	9,994,200
25,000,000 USD	Reed Elsevier, Inc. 0.45% due 05/24/12	24,992,972	24,992,972
6,362,000 USD	Reed Elsevier, Inc. 0.46% due 05/23/12	6,360,251	6,360,251
Total International Commercial Paper		948,433,791	948,452,374
U.S. Commercial Paper — 5.12%
$20,000,000	Abbott Laboratories 0.11% due 05/22/12	19,998,717	19,998,717
10,648,000	Abbott Laboratories 0.11% due 06/06/12	10,646,829	10,646,829
9,706,000	Abbott Laboratories 0.13% due 07/10/12	9,703,546	9,704,315
4,683,000	Archer Daniels Midland Company 0.12% due 05/11/12	4,682,844	4,682,844

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 5.12% — (continued)
$6,964,000	Archer Daniels Midland Company 0.12% due 05/21/12	$6,963,536	$6,963,536
25,000,000	Archer Daniels Midland Company 0.13% due 05/02/12	24,999,910	24,999,910
36,587,000	Arrow Electronics, Inc. 0.66% due 05/01/12	36,587,000	36,587,000
19,936,000	Avery Dennison Corporation 0.41% due 05/01/12	19,936,000	19,936,000
12,724,000	Caterpillar Corporation 0.12% due 05/25/12	12,722,982	12,722,982
8,411,000	ConocoPhillips 0.22% due 07/18/12	8,406,991	8,408,563
8,617,000	ConocoPhillips 0.23% due 05/07/12	8,616,670	8,616,670
5,368,000	ConocoPhillips 0.23% due 07/11/12	5,365,565	5,366,712
5,416,000	Dell, Inc. 0.15% due 05/07/12	5,415,865	5,415,865
5,000,000	Dell, Inc. 0.15% due 05/29/12	4,999,417	4,999,417
8,874,000	General Electric Corporation 0.07% due 05/03/12	8,873,965	8,873,965
20,000,000	Google, Inc. 0.08% due 05/11/12	19,999,555	19,999,555
7,000,000	Honeywell International, Inc. 0.12% due 06/27/12	6,998,670	6,998,670
12,000,000	Honeywell International, Inc. 0.12% due 06/28/12	11,997,680	11,997,680
5,000,000	Honeywell International, Inc. 0.13% due 06/26/12	4,998,989	4,998,989
10,000,000	Honeywell International, Inc. 0.20% due 09/26/12	9,991,778	9,991,350
20,000,000	Johnson & Johnson 0.09% due 05/24/12	19,998,850	19,998,850
8,411,000	Johnson & Johnson 0.10% due 07/09/12	8,409,388	8,409,577
10,646,000	Johnson & Johnson 0.10% due 08/13/12	10,642,924	10,641,809
2,825,000	Kraft Foods, Inc. 0.28% due 05/03/12	2,824,956	2,824,956
6,108,000	Medtronic, Inc. 0.09% due 05/17/12	6,107,756	6,107,756
5,168,000	Medtronic, Inc. 0.10% due 05/08/12	5,167,899	5,167,899

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 5.12% — (continued)
$11,691,000	Medtronic, Inc. 0.10% due 06/21/12	$11,689,344	$11,689,344
35,000,000	Merck & Company, Inc. 0.08% due 05/11/12	34,999,222	34,999,222
10,000,000	Merck & Company, Inc. 0.08% due 05/17/12	9,999,644	9,999,644
15,000,000	Merck & Company, Inc. 0.08% due 05/21/12	14,999,333	14,999,333
5,651,000	Merck & Company, Inc. 0.10% due 06/08/12	5,650,403	5,650,403
19,250,000	Merck & Company, Inc. 0.12% due 05/21/12	19,248,717	19,248,717
17,435,000	Merck & Company, Inc. 0.12% due 07/03/12	17,431,339	17,432,613
13,996,000	Merck & Company, Inc. 0.13% due 07/06/12	13,992,664	13,993,864
4,579,000	NYSE Euronext, Inc. 0.40% due 05/18/12	4,578,135	4,578,135
7,295,000	Parker-Hannifin Corporation 0.16% due 05/04/12	7,294,903	7,294,903
4,009,000	Philip Morris International, Inc. 0.16% due 05/09/12	4,008,857	4,008,857
25,000,000	Proctor & Gamble Company 0.13% due 06/13/12	24,996,118	24,996,118
19,936,000	Safeway, Inc. 0.66% due 05/01/12	19,936,000	19,936,000
8,874,000	Sysco Corporation 0.15% due 05/02/12	8,873,963	8,873,963
9,230,000	Verizon Communications, Inc. 0.30% due 05/14/12	9,229,000	9,229,000
14,006,000	Wal-Mart Stores, Inc. 0.09% due 05/18/12	14,005,405	14,005,405
14,148,000	Walt Disney Company 0.11% due 06/18/12	14,145,925	14,145,925
15,949,000	Western Union Company 0.38% due 05/01/12	15,949,000	15,949,000
Total U.S. Commercial Paper		546,086,254	546,090,862
Total Commercial Paper		1,494,520,045	1,494,543,236
Total Investments — 98.96%		$8,720,892,380	10,550,272,112
Other Assets in Excess of Liabilities — 1.04%			110,655,629
Net Assets — 100.00%			$10,660,927,741

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Overseas Fund

  (a)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

  (b)  Non-income producing security/commodity.

  (c)  Security is deemed illiquid. At April 30, 2012, the value of these securities amounted to $105,016,135 or 0.99% of net assets.

  (d)  Represents variable voting shares.

  (e)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $54,618,277 or 0.51% of net assets.

  (f)  Represents non-voting class of shares.

  (g)  Represents securities that are subject to legal or contractual restrictions on resale. At April 30, 2012, the value of these securities amounted to $48,485,012 or 0.45% of net assets.

  (h)  Held through Financiere Bleue, LLC, wholly owned subsidiary and disregarded entity for U.S. tax purposes.

  (i)  Floating rate security. Rate shown is the rate in effect at April 30, 2012.

  (j)  Issuer is in default.

  (k)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (l)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

  (m)  Inflation protected security.

At April 30, 2012, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,413,871,695
Gross unrealized depreciation	(584,491,963)
Net unrealized appreciation	$1,829,379,732

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

NYSE  — New York Stock Exchange

OAT  — French Treasury Obligation

PCL  — Public Company Limited

PLC  — Public Limited Company

RSP  — Represents Non-Voting Shares

Currencies

CAD  — Canadian Dollar

EUR  — Euro

GBP  — British Pound

HKD  — Hong Kong Dollar

SGD  — Singapore Dollar

TWD  — Taiwan Dollar

USD  — United States Dollar

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

RESTRICTED SECURITIES	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
Emin Leydier SA FRN 6.01% due 07/31/16	07/30/09	$14,284,902	$1.32
FINEL 9.50% due 06/30/17	06/22/05	9,658,805	0.99
FINEL	07/14/99	9,165,470	0.48
Fregate	04/30/04	23,119,325	24.31

Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT APRIL 30, 2012	UNREALIZED APPRECIATION AT APRIL 30, 2012	UNREALIZED DEPRECIATION AT APRIL 30, 2012
07/18/12	167,687,000	Euro	$223,865,114	$221,960,487	$1,904,627	$—
08/15/12	213,244,000	Euro	284,885,708	282,269,610	2,616,098	—
09/12/12	129,656,000	Euro	169,768,973	171,731,971	—	(1,962,998)
10/17/12	50,575,000	Euro	66,736,241	67,012,841	—	(276,600)
06/13/12	28,549,187,000	Japanese Yen	368,807,622	357,662,368	11,145,254	—
08/15/12	46,344,017,000	Japanese Yen	595,039,079	580,991,937	14,047,142	—
09/12/12	24,920,285,000	Japanese Yen	309,663,209	312,604,282	—	(2,941,073)
10/17/12	13,316,567,000	Japanese Yen	165,174,917	167,134,208	—	(1,959,291)
			$2,183,940,863	$2,161,367,704	$29,713,121	$(7,139,962)

Foreign Currency Exchange Contracts — Purchases

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE RECEIVED		U.S. $ TO BE DELIVERED	U.S. $ VALUE AT APRIL 30, 2012	UNREALIZED APPRECIATION AT APRIL 30, 2012	UNREALIZED DEPRECIATION AT APRIL 30, 2012
05/16/12	35,400,000	Euro	$46,154,520	$46,845,357	$690,837	$—
Affiliated Securities

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2011	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2012	MARKET VALUE APRIL 30, 2012	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
As One Corporation	1,286,140	—	—	1,286,140	$28,319,566	$—	$659,276
Chofu Seisakusho Company Limited	2,023,800	—	—	2,023,800	48,364,359	—	362,088
Deutsche Wohnen AG	6,418,531	1,604,632	—	8,023,163	117,897,918	—	—
FINEL	11,593,581	—	—	11,593,581	5,522,835	—	—
Fregate	895,904	512	—	896,416	21,790,175	—	13,724,302
Fursys, Inc.	872,463	—	—	872,463	23,546,175	—	441,271
Haw Par Corporation Limited	23,192,830	—	—	23,192,830	113,967,838	—	—
Icom, Inc.*	815,690	—	674,140	141,550	3,556,479	(1,421,876)	26,720

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Overseas Fund

Affiliated Securities — (continued)
AFFILIATED SECURITIES	SHARES OCTOBER 31, 2011	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2012	MARKET VALUE APRIL 30, 2012	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Japan Wool Textile Company Limited	6,577,300	—	—	6,577,300	$49,510,988	$—	$784,518
Jumbo SA	7,182,037	2,571,401	—	9,753,438	47,365,895	—	2,074,071
Laurent- Perrier	558,938	—	—	558,938	56,388,232	—	—
Maezawa Kasei Industries Company Limited	2,068,330	—	—	2,068,330	24,429,298	—	290,014
Matsumoto Yushi-Seiyaku Company Limited	1,058,246	—	—	1,058,246	22,923,803	—	593,660
Nagaileben Company Limited	2,013,324	—	—	2,013,324	31,016,890	—	—
Nitto Kohki Company Limited	2,657,590	—	—	2,657,590	59,416,310	—	476,976
Robertet SA	235,837	—	—	235,837	37,448,562	—	—
Sansei Yusoki Company Limited*	1,215,770	—	383,200	832,570	4,171,192	(2,039,385)	70,361
Shimano, Inc.	4,886,870	—	76,700	4,810,170	316,902,482	3,180,938	1,778,497
Shingakukai Company Limited	1,424,100	—	—	1,424,100	5,422,425	—	159,780
Spotless Group Limited	15,791,758	—	—	15,791,758	42,116,751	—	847,070
Sucrière de Pithiviers- Le-Vieil*	39,143	—	39,143	—	—	72,548,333	—
T. Hasegawa Company Limited	3,206,911	—	—	3,206,911	45,468,728	—	359,688
Teems, Inc.	146,969	—	7,459	139,510	1,227,058	(106,523)	21,238
Wienerberger AG	5,294,031	621,755	—	5,915,786	68,863,486	—	—
Yomeishu Seizo Company Limited	2,535,900	—	—	2,535,900	24,329,902	—	512,136
Total					$1,199,967,347	$72,161,487	$23,181,666

  *  Represents an unaffiliated issuer as of April 30, 2012, as such, amounts represented above will not agree to balances in the Statements of Assets and Liabilities and Statements of Operations.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	11.41%
Consumer Staples	7.83
Energy	3.59
Financials	9.72
Health Care	5.36
Industrials	16.89
Information Technology	5.51
Materials	10.01
Telecommunication Services	1.69
Utilities	0.69
Total International Common Stocks	72.70
U.S. Common Stock
Materials	0.31
Total U.S. Common Stock	0.31
International Preferred Stocks
Consumer Discretionary	0.81
Consumer Staples	0.07
Information Technology	0.50
Total International Preferred Stocks	1.38
Commodity	6.90
Term Loans	0.08
International Bonds
Financials	0.10
Government Issues	3.16
Materials	0.31
Total International Bonds	3.57
Commercial Paper
International Commercial Paper	8.90
U.S. Commercial Paper	5.12
Total Commercial Paper	14.02
Total Investments	98.96%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Fund Overview | Data as of April 30, 2012 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities. Management utilizes a highly disciplined, bottom-up, value-oriented approach in achieving its investment objective.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle U.S. Value Fund (A Shares)
without sales charge	4.84%	5.16%	8.00%
with sales charge	–0.41	4.09	7.44
Standard & Poor's 500 Index	4.76	1.01	4.71
Consumer Price Index	2.30	2.17	2.49

Asset Allocation*

Sector/Industry*
Financials	17.51%
Information Technology	14.58
Materials	13.10
Industrials	9.51
Consumer Discretionary	6.02
Consumer Staples	5.91
Energy	5.69
Utilities	3.29
Health Care	3.21
Warrant	0.44
Exchange Traded Fund	0.44

*  Asset Allocation and Sector/Industry percentages are based on total investments in the portfolio. Sector/Industry allocations exclude short term investments and options positions.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

U.S. Value Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge gives effect to the deduction of the maximum sales charge of 5.00%.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (precious metal)	4.43%
Cisco Systems, Inc. (U.S. computer communications company)	2.91
Microsoft Corporation (U.S. software developer)	2.79
Comcast Corporation, Class 'A' (U.S. cable/satellite television company)	2.69
Sysco Corporation (U.S. food services distributor)	2.61
Bank of New York Mellon Corporation (U.S. financial services company)	2.30
ConocoPhillips (U.S. energy company)	2.30
FirstEnergy Corporation (U.S. diversified energy company)	2.05
3M Company (U.S. industrial conglomerate)	2.00
Cintas Corporation (U.S. uniform designer and manufacturer)	1.77
Total	25.85%
*  Holdings in cash, commercial paper, money market funds and other short term cash equivalents have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

First Eagle U.S. Value Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 71.81%
U.S. Common Stocks — 65.52%
Consumer Discretionary 5.28%
2,438,946	Comcast Corporation, Class 'A'	$44,510,095	$72,753,759
865,380	Omnicom Group, Inc.	29,142,116	44,402,648
265,270	Home Depot, Inc.	6,637,007	13,738,333
441,276	International Speedway Corporation, Class 'A'	13,039,953	11,777,656
590	St. John Knits International, Inc. (a)(b)	18,290	3,334
		93,347,461	142,675,730
Consumer Staples 5.74%
2,440,500	Sysco Corporation	69,941,483	70,530,450
230,910	Lorillard, Inc.	18,274,767	31,239,814
310,470	Colgate-Palmolive Company	24,884,464	30,717,902
384,634	Wal-Mart Stores, Inc.	18,668,026	22,658,789
		131,768,740	155,146,955
Energy 3.72%
866,408	ConocoPhillips	50,515,022	62,060,805
182,753	Apache Corporation	12,681,438	17,533,323
109,071	SEACOR Holdings, Inc. (a)	8,291,938	10,135,968
350,718	San Juan Basin Royalty Trust	10,175,122	5,941,163
94,454	Helmerich & Payne, Inc.	1,871,008	4,853,991
		83,534,528	100,525,250
Financials 16.90%
2,634,204	Bank of New York Mellon Corporation	64,331,532	62,298,925
1,322,150	Cincinnati Financial Corporation	35,979,608	47,094,983
767,090	American Express Company	24,587,690	46,186,489
1,388,386	BB&T Corporation	34,964,656	44,483,888
350	Berkshire Hathaway, Inc., Class 'A' (a)	34,177,989	42,280,000
117,066	Alleghany Corporation (a)	34,293,700	40,141,931
1,802,569	Weyerhaeuser Company REIT	29,787,045	36,700,305
1,133,543	U.S. Bancorp	28,174,022	36,466,078
753,107	Plum Creek Timber Company, Inc., REIT	26,873,535	31,660,618
671,735	WR Berkley Corporation	18,780,775	25,297,540
370,729	Rayonier, Inc., REIT	8,796,435	16,812,560
30,859	Mastercard, Inc., Class 'A'	7,849,654	13,956,600
111,272	Visa, Inc., Class 'A'	8,072,605	13,684,231
		356,669,246	457,064,148

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 65.52% — (continued)
Health Care 2.05%
551,680	WellPoint, Inc.	$30,538,715	$37,414,938
276,970	Johnson & Johnson	16,704,054	18,027,977
		47,242,769	55,442,915
Industrials 9.23%
606,440	3M Company	44,995,065	54,191,478
1,219,970	Cintas Corporation	36,915,327	47,786,225
655,085	Northrop Grumman Corporation	38,909,740	41,453,779
749,475	Alliant Techsystems, Inc.	51,821,140	39,947,018
439,695	Lockheed Martin Corporation	31,929,898	39,809,985
887,051	Insteel Industries, Inc. (c)	9,879,258	10,085,770
513,899	Blount International, Inc. (a)	4,856,281	8,309,747
132,850	Unifirst Corporation	3,833,192	8,071,966
		223,139,901	249,655,968
Information Technology 14.51%
3,908,302	Cisco Systems, Inc.	68,009,148	78,752,285
2,351,954	Microsoft Corporation	58,927,317	75,309,567
1,676,994	Intel Corporation	32,150,578	47,626,630
1,642,310	Rofin-Sinar Technologies, Inc. (a)(c)	38,127,421	41,386,212
1,172,960	Linear Technology Corporation	31,631,584	38,367,522
1,144,341	Oracle Corporation	32,654,268	33,632,182
863,730	Texas Instruments, Inc.	23,090,716	27,587,536
38,850	Google, Inc., Class 'A' (a)	21,034,673	23,513,185
353,471	Automatic Data Processing, Inc.	13,637,378	19,660,057
125,300	KLA-Tencor Corporation (d)	4,277,599	6,534,395
		323,540,682	392,369,571
Materials 4.81%
598,612	Newmont Mining Corporation	29,016,804	28,523,862
419,714	Ashland, Inc.	22,291,570	27,646,561
624,872	Vulcan Materials Company	27,379,122	26,750,770
255,880	Martin Marietta Materials, Inc.	22,000,503	21,207,334
329,352	Scotts Miracle-Gro Company, Class 'A'	14,442,294	17,258,045
142,850	Deltic Timber Corporation	7,367,015	8,725,278
		122,497,308	130,111,850

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

U.S. Value Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 65.52% — (continued)
Utilities 3.28%
1,184,103	FirstEnergy Corporation	$45,783,800	$55,439,703
371,420	Entergy Corporation	24,857,694	24,350,295
216,687	IDACorp, Inc.	6,780,723	8,827,828
		77,422,217	88,617,826
Total U.S. Common Stocks		1,459,162,852	1,771,610,213
International Common Stocks — 6.29%
Australia 1.24%
1,225,614	Newcrest Mining Limited	41,726,094	33,581,020
Canada 2.16%
774,300	Agnico-Eagle Mines Limited	36,656,269	30,935,937
1,594,102	Penn West Petroleum Limited	28,883,329	27,322,908
		65,539,598	58,258,845
France 1.14%
808,762	Sanofi, ADR	30,754,162	30,878,533
Mexico 0.50%
532,000	Fresnillo PLC	14,750,494	13,475,002
South Africa 0.72%
1,511,400	Gold Fields Limited, ADR	23,059,859	19,451,718
United Kingdom 0.53%
392,763	Willis Group Holdings PLC	9,953,607	14,320,139
Total International Common Stocks		185,783,814	169,965,257
Total Common Stocks		1,644,946,666	1,941,575,470
U.S. Preferred Stock — 0.15%
Consumer Staples 0.14%
168,915	Seneca Foods Corporation, Series '2003' (a)(b)(e)(f)	2,542,171	3,934,030
Exchange Traded Fund — 0.42%
430,360	PowerShares DB Agriculture Fund, ETF (a)	11,134,920	11,744,524

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Warrant — 0.43%
United States — 0.43%
939,766	JPMorgan Chase & Co. Warrant expire 10/28/18 (a)	$11,329,284	$11,747,075
OUNCES
Commodity — 4.43%
71,835	Gold bullion (a)	72,521,699	119,672,002
PRINCIPAL
Bonds — 2.09%
International Corporate Bond — 0.20%
Canada 0.20%
10,000,000	Catalyst Paper Corporation USD11.00% due 12/15/16 (b)(g)(h)	8,615,105	5,400,000
U.S. Corporate Bonds — 1.89%
$600,000	Bausch & Lomb, Inc. 7.125% due 08/01/28 (b)	518,806	480,000
22,411,000	Citgo Petroleum Corporation 11.50% due 07/01/17 (g)	24,998,698	25,324,430
5,975,000	Mueller Water Products, Inc. 7.375% due 06/01/17	4,930,228	6,019,813
2,000,000	PulteGroup, Inc. 6.25% due 02/15/13	1,957,894	2,050,000
167,000	Sanmina-SCI Corporation 8.125% due 03/01/16	154,246	173,054
10,169,000	Sealy Mattress Company 8.25% due 06/15/14	8,452,919	10,169,000
599,000	Yankee Candle Company, Inc. Series 'B' 8.50% due 02/15/15	609,112	615,478
5,877,000	Yankee Candle Company, Inc. Series 'B' 9.75% due 02/15/17	5,872,531	6,170,850
Total U.S. Corporate Bonds		47,494,434	51,002,625
Total Bonds		56,109,539	56,402,625
U.S. Treasury Bills — 5.55%
30,000,000	U.S. Treasury Bill 0.07% due 05/17/12	29,999,067	29,999,067
20,000,000	U.S. Treasury Bill 0.08% due 06/21/12	19,997,677	19,997,677

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

U.S. Value Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Treasury Bills — 5.55% — (continued)
$15,000,000	U.S. Treasury Bill 0.09% due 06/21/12	$14,998,087	$14,998,087
20,000,000	U.S. Treasury Bill 0.09% due 07/19/12	19,996,269	19,996,380
20,000,000	U.S. Treasury Bill 0.10% due 07/19/12	19,995,831	19,996,380
15,000,000	U.S. Treasury Bill 0.13% due 08/23/12	14,993,825	14,995,020
30,000,000	U.S. Treasury Bill 0.14% due 08/23/12	29,987,175	29,990,040
Total U.S. Treasury Bills		149,967,931	149,972,651
Commercial Paper — 14.68%
International Commercial Paper — 0.97%
Canada 0.12%
2,178,000 USD	Potash Corporation of Saskatchewan 0.31% due 05/14/12	2,177,756	2,177,756
615,000 USD	Potash Corporation of Saskatchewan 0.33% due 05/24/12	614,870	614,870
362,000 USD	Potash Corporation of Saskatchewan 0.35% due 05/09/12	361,972	361,972
France 0.34%
263,000 USD	GDF Suez SA 0.20% due 05/08/12	262,990	262,990
5,457,000 USD	GDF Suez SA 0.21% due 05/23/12	5,456,300	5,456,300
834,000 USD	GDF Suez SA 0.21% due 05/25/12	833,883	833,883
2,572,000 USD	Total SA 0.16% due 07/10/12	2,571,200	2,570,189
Germany 0.11%
2,246,000 USD	Siemens Company 0.11% due 05/14/12	2,245,911	2,245,911
739,000 USD	Siemens Company 0.13% due 05/07/12	738,984	738,984
Italy 0.23%
6,311,000 USD	Eni S.p.A. 0.53% due 06/11/12	6,307,262	6,307,262

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 0.97% — (continued)
Panama 0.17%
2,102,000 USD	Carnival Corporation 0.32% due 05/08/12	$2,101,869	$2,101,869
2,614,000 USD	Carnival Corporation 0.38% due 05/22/12	2,613,436	2,613,436
Total International Commercial Paper		26,286,433	26,285,422
U.S. Commercial Paper — 13.71%
$20,000,000	Abbot Laboratories 0.10% due 05/01/12	20,000,000	20,000,000
887,000	Abbot Laboratories 0.11% due 06/06/12	886,903	886,903
5,680,000	Abbot Laboratories 0.14% due 07/24/12	5,678,145	5,678,498
3,109,000	Archer Daniels Midland Company 0.12% due 05/21/12	3,108,793	3,108,793
10,248,000	Archer Daniels Midland Company 0.13% due 05/02/12	10,247,963	10,247,963
5,939,000	Arrow Electronics, Inc. 0.66% due 05/01/12	5,939,000	5,939,000
3,236,000	Avery Dennison Corporation 0.41% due 05/01/12	3,236,000	3,236,000
6,000,000	Coca-Cola Company 0.14% due 05/07/12	5,999,860	5,999,860
4,500,000	Coca-Cola Company 0.17% due 06/21/12	4,498,916	4,498,916
10,000,000	Coca-Cola Company 0.18% due 05/03/12	9,999,900	9,999,900
9,467,000	Coca-Cola Company 0.22% due 05/18/12	9,466,017	9,466,017
6,000,000	Coca-Cola Company 0.22% due 08/02/12	5,996,590	5,997,587
3,000,000	Coca-Cola Company 0.22% due 09/12/12	2,997,543	2,997,806
2,714,000	Computer Sciences Corporation 0.45% due 05/09/12	2,713,735	2,713,735
10,000,000	ConocoPhillips 0.20% due 06/20/12	9,997,222	9,997,222
1,286,000	ConocoPhillips 0.22% due 07/18/12	1,285,387	1,285,628
5,000,000	ConocoPhillips 0.25% due 06/06/12	4,998,750	4,998,750
10,000,000	Dell, Inc. 0.15% due 06/01/12	9,998,708	9,998,708

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

U.S. Value Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 13.71% — (continued)
$10,000,000	Dell, Inc. 0.36% due 07/11/12	$9,993,097	$9,996,840
10,000,000	Ebay, Inc 0.13% due 05/10/12	9,999,675	9,999,675
702,000	EI du Pont de Nemours & Company 0.16% due 06/14/12	701,863	701,863
3,936,000	Emerson Electric Company 0.13% due 05/29/12	3,935,602	3,935,602
739,000	General Electric Corporation 0.07% due 05/03/12	738,997	738,997
5,000,000	Google, Inc. 0.09% due 05/07/12	4,999,925	4,999,925
10,000,000	Google, Inc. 0.09% due 05/22/12	9,999,475	9,999,475
13,927,000	Google, Inc. 0.14% due 07/20/12	13,922,667	13,922,582
8,000,000	Honeywell International, Inc. 0.12% due 06/28/12	7,998,453	7,998,453
18,000,000	Honeywell International, Inc. 0.20% due 09/27/12	17,985,100	17,984,250
5,000,000	Johnson & Johnson 0.05% due 05/16/12	4,999,896	4,999,896
5,000,000	Johnson & Johnson 0.05% due 05/23/12	4,999,847	4,999,847
5,000,000	Johnson & Johnson 0.06% due 05/02/12	4,999,992	4,999,992
1,286,000	Johnson & Johnson 0.10% due 07/09/12	1,285,753	1,285,782
10,000,000	Johnson & Johnson 0.11% due 05/01/12	10,000,000	10,000,000
1,261,000	Kraft Foods, Inc. 0.28% due 05/03/12	1,260,980	1,260,980
5,300,000	McDonald's Corporation 0.13% due 06/27/12	5,298,909	5,298,909
1,001,000	Medtronic, Inc. 0.10% due 06/21/12	1,000,858	1,000,858
10,000,000	Merck & Company, Inc. 0.09% due 05/10/12	9,999,775	9,999,775
2,523,000	Merck & Company, Inc. 0.10% due 06/08/12	2,522,734	2,522,734
4,500,000	Merck & Company, Inc. 0.12% due 06/25/12	4,499,175	4,499,175

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 13.71% — (continued)
$1,493,000	Merck & Company, Inc. 0.12% due 07/03/12	$1,492,686	$1,492,796
382,000	NYSE Euronext, Inc. 0.41% due 05/18/12	381,928	381,928
15,000,000	PepsiCo, Inc. 0.12% due 05/09/12	14,999,600	14,999,600
5,000,000	Pfizer, Inc. 0.10% due 05/17/12	4,999,778	4,999,778
8,000,000	Philip Morris International, Inc. 0.08% due 05/02/12	7,999,982	7,999,982
2,000,000	Philip Morris International, Inc. 0.08% due 05/31/12	1,999,867	1,999,867
15,000,000	Proctor & Gamble Company 0.07% due 05/04/12	14,999,913	14,999,913
9,600,000	Proctor & Gamble Company 0.14% due 06/11/12	9,598,469	9,598,469
3,236,000	Safeway, Inc. 0.66% due 05/01/12	3,236,000	3,236,000
652,000	Sara Lee Corporation 0.35% due 05/01/12	652,000	652,000
20,000,000	Sherwin-Williams Company 0.20% due 05/09/12	19,999,111	19,999,111
739,000	Sysco Corporation 0.15% due 05/02/12	738,997	738,997
790,000	Verizon Communications, Inc. 0.30% due 05/14/12	789,914	789,914
4,465,000	Wal-Mart Stores, Inc. 0.09% due 05/18/12	4,464,810	4,464,810
25,000,000	Walt Disney Company 0.07% due 06/05/12	24,998,299	24,998,299
444,000	Walt Disney Company 0.11% due 06/18/12	443,935	443,935
8,000,000	WellPoint, Inc. 0.37% due 05/24/12	7,998,160	7,998,160
2,589,000	Western Union Company 0.38% due 05/01/12	2,589,000	2,589,000
Total U.S. Commercial Paper		370,574,654	370,579,455
Total Commercial Paper		396,861,087	396,864,877
Total Investment Portfolio Excluding Option Written — 99.56%		$2,345,413,297	$2,691,913,254

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

U.S. Value Fund

CONTRACTS		STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Option Written — (0.01)%
(Premium Received: $375,887)
1,253	KLA-Tencor Corporation	$55.00	September 2012	$(250,600)
Total Investments — 99.55% (Cost: $2,345,037,410)				2,691,662,654
Other Assets in Excess of Liabilities — 0.45%				12,193,498
Net Assets — 100.00%				$2,703,856,152

  (a)  Non-income producing security/commodity.

  (b)  Security is deemed illiquid. At April 30, 2012, the value of these securities amounted to $9,817,364 or 0.36% of net assets.

  (c)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

  (d)  At April 30, 2012, all or a portion of this security was segregated to cover collateral requirement for options.

  (e)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $3,934,030 or 0.15% of net assets.

  (f)  This security is convertible until December 31, 2049.

  (g)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (h)  Issuer is in default.

At April 30, 2012, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$392,030,364
Gross unrealized depreciation	(45,405,120)
Net unrealized appreciation	$346,625,244

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

ETF  — Exchange Traded Fund

NYSE  — New York Stock Exchange

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

Currencies

USD  — United States Dollar

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

Affiliated Securities
AFFILIATED SECURITIES	SHARES OCTOBER 31, 2011	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2012	MARKET VALUE APRIL 30, 2012	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Insteel Industries, Inc.	816,751	70,300	—	887,051	$10,085,770	$—	$52,383
Rofin-Sinar Technologies, Inc.	1,187,010	455,300	—	1,642,310	41,386,212	—	—
Total					$51,471,982	$—	$52,383

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	5.28%
Consumer Staples	5.74
Energy	3.72
Financials	16.90
Health Care	2.05
Industrials	9.23
Information Technology	14.51
Materials	4.81
Utilities	3.28
Total U.S. Common Stocks	65.52
International Common Stocks
Energy	1.01
Financials	0.53
Health Care	1.14
Materials	3.61
Total International Common Stocks	6.29
U.S. Preferred Stock
Consumer Staples	0.15
Total U.S. Preferred Stock	0.15
Exchange Traded Fund	0.42
Warrant	0.43

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

U.S. Value Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
Commodity	4.43%
U.S. Corporate Bonds
Consumer Discretionary	0.72
Energy	0.94
Industrials	0.23
Total U.S. Corporate Bonds	1.89
International Corporate Bond
Materials	0.20
Total International Corporate Bond	0.20
U.S. Treasury Bills	5.55
Commercial Paper
International Commercial Paper	0.97
U.S. Commercial Paper	13.71
Total Commercial Paper	14.68
Covered Call Option Written	(0.01)
Total Investments	99.55%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

This page was intentionally left blank.

Fund Overview | Data as of April 30, 2012 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. In seeking to achieve its objective, the Fund invests primarily in gold, gold related securities and issuers principally engaged in the gold industry.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Gold Fund (A Shares)
without sales load	-21.20%	9.99%	15.63%
with sales load	-25.14	8.87	15.04
FTSE Gold Mines Index	-26.85	4.81	8.96
MSCI World Index	-4.63	-1.78	4.96
Consumer Price Index	2.30	2.17	2.49

Asset Allocation*

Countries*
Canada	34.78%
United States	28.95
South Africa	12.16
Australia	8.50
Mexico	7.35
Africa	4.54
United Kingdom	0.33

*  Asset Allocation and Countries percentages are based on total investments in the portfolio. Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Gold Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (United States)	21.27%
Agnico-Eagle Mines Limited (Canada)	7.15
Newcrest Mining Limited (Australia)	5.23
AngloGold Ashanti Limited, ADR (South Africa)	5.05
Goldcorp, Inc. (Canada)	4.88
Randgold Resources Limited, ADR (Africa)	4.53
Kinross Gold Corporation (Canada)	4.19
Newmont Mining Corporation (United States)	4.15
Fresnillo PLC (Mexico)	3.97
Barrick Gold Corporation (Canada)	3.66
Total	64.08%

  *  Holdings in cash, commercial paper and money market funds have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

First Eagle Gold Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 73.68%
International Common Stocks — 66.08%
Africa 4.53%
1,358,136	Randgold Resources Limited, ADR	$32,800,641	$121,077,824
Australia 8.48%
5,106,092	Newcrest Mining Limited	155,393,729	139,903,571
4,118,481	Kingsgate Consolidated Limited	18,612,918	26,601,931
10,790,230	CGA Mining Limited (a)(b)	21,440,353	23,489,085
21,555,420	Intrepid Mines Limited (a)	30,285,506	19,312,538
2,613,520	Medusa Mining Limited	12,846,050	15,683,129
9,288,115	St. Augustine Gold and Copper Limited (a)(c)	9,748,196	1,880,852
		248,326,752	226,871,106
Canada 33.54%
4,789,048	Agnico-Eagle Mines Limited	238,260,795	191,338,869
3,409,920	Goldcorp, Inc.	113,227,762	130,463,539
12,521,872	Kinross Gold Corporation	174,230,763	112,070,754
2,423,434	Barrick Gold Corporation	83,566,368	97,979,437
6,901,692	IAMGOLD Corporation	43,187,558	85,602,923
6,550,531	New Gold, Inc. (a)	12,024,078	59,691,975
1,030,033	Franco-Nevada Corporation	18,008,630	46,211,474
3,264,140	Osisko Mining Corporation (a)(b)	26,566,593	33,611,405
3,315,100	Alacer Gold Corporation (a)	16,304,405	26,852,428
2,419,196	Dundee Precious Metals, Inc. (a)(b)	4,875,920	18,836,245
1,326,157	Eldorado Gold Corporation	8,837,781	18,798,358
744,260	Detour Gold Corporation (a)(b)	16,953,437	18,371,952
17,648,120	Lake Shore Gold Corporation (a)	54,589,416	17,154,048
5,451,680	Gabriel Resources Limited (a)	32,031,903	14,406,809
2,462,250	Aurizon Mines Limited (a)	2,520,734	13,312,828
3,811,270	Orezone Gold Corporation (a)(b)	14,409,429	6,598,766
747,000	SEMAFO, Inc.	3,562,694	3,796,831
835,903	Guyana Goldfields, Inc. (a)	7,312,352	2,319,014
		870,470,618	897,417,655
Mexico 7.33%
4,197,841	Fresnillo PLC	16,620,435	106,326,912
1,915,577	Industrias Peñoles S.A.B. de C.V.	6,673,612	89,874,702
		23,294,047	196,201,614

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Consolidated Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 66.08% — (continued)
South Africa 11.87%
3,931,189	AngloGold Ashanti Limited, ADR	$144,762,375	$135,154,278
6,921,044	Gold Fields Limited, ADR	93,344,394	89,073,836
8,064,515	Harmony Gold Mining Company Limited, ADR	81,951,256	78,225,795
21,514,730	Great Basin Gold Limited (a)	20,176,335	15,030,794
		340,234,360	317,484,703
United Kingdom 0.33%
1,053,579	Bumi PLC (a)	15,853,835	8,869,691
Total International Common Stocks		1,530,980,253	1,767,922,593
U.S. Common Stocks — 7.60%
Materials 7.60%
2,330,777	Newmont Mining Corporation	101,476,523	111,061,524
934,401	Royal Gold, Inc.	16,757,726	57,895,486
1,816,440	Tahoe Resources, Inc. (a)(b)	24,750,023	34,189,865
Total U.S. Common Stocks		142,984,272	203,146,875
Total Common Stocks		1,673,964,525	1,971,069,468
International Preferred Stock — 0.19%
South Africa 0.19%
120,000	AngloGold Ashanti Holdings	6,000,000	4,956,000
	Finance PLC 6.00% (d)
Investment Company — 0.02%
520,558	State Street Institutional U.S. Government Money Market Fund, Institutional Class	520,558	520,558
Warrants — 0.03%
Canada — 0.03%
5,500,000	Great Basin Gold Limited Warrant expire 03/30/14 (a)	664,820	668,253
666,680	Primero Mining Corporation Warrant expire 07/15/20 (a)(b)	558,606	172,129
500,000	St. Augustine Gold & Copper Warrant expire 11/17/12 (a)(c)(e)(h)	0	0
Total Warrants		1,223,426	840,382

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Gold Fund

OUNCES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commodity — 21.27%
341,566	Gold bullion (a)	$185,268,444	$569,025,451
PRINCIPAL
International Convertible Bonds — 1.19%
Canada 1.12%
$30,000,000 USD	Detour Gold Corporation 5.50% due 11/30/17 (e)(f)(h)	30,000,000	30,000,000
South Africa 0.07%
2,000,000 CAD	Great Basin Gold Limited 8.00% due 11/30/14 (b)(g)	1,900,057	1,973,371
Total International Convertible Bonds		31,900,057	31,973,371
Commercial Paper — 3.38%
International Commercial Paper — 0.52%
Canada 0.03%
725,000 USD	Potash Corporation of Saskatchewan 0.35% due 05/09/12	724,944	724,944
France 0.04%
652,000 USD	Air Liquide SA 0.19% due 06/29/12	651,797	651,797
526,000 USD	GDF Suez SA 0.20% due 05/08/12	525,979	525,979
Germany 0.09%
1,081,000 USD	BMW 0.18% due 05/30/12	1,080,843	1,080,843
1,479,000 USD	Siemens Company 0.13% due 05/07/12	1,478,968	1,478,968
Japan 0.22%
5,784,000 USD	Panasonic Corporation 0.32% due 05/11/12	5,783,486	5,783,486
United Kingdom 0.14%
3,000,000 USD	BP PLC 0.31% due 05/14/12	2,999,664	2,999,664
816,000 USD	Reed Elsevier, Inc. 0.46% due 05/23/12	815,776	815,776
Total International Commercial Paper		14,061,457	14,061,457

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Consolidated Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 2.86%
$1,775,000	Abbott Laboratories 0.11% due 06/06/12	$1,774,805	$1,774,805
5,000,000	Archer Daniels Midland Company 0.13% due 05/02/12	4,999,982	4,999,982
13,111,000	Arrow Electronics, Inc. 0.66% due 05/01/12	13,111,000	13,111,000
7,144,000	Avery Dennison Corporation 0.41% due 05/01/12	7,144,000	7,144,000
1,631,000	Caterpillar Corporation 0.12% due 05/25/12	1,630,870	1,630,870
6,000,000	Coca-Cola Company 0.17% due 06/21/12	5,998,555	5,998,555
1,479,000	General Electric Corporation 0.07% due 05/03/12	1,478,994	1,478,994
5,000,000	Honeywell International, Inc. 0.13% due 06/26/12	4,998,989	4,998,989
1,794,000	Merck & Company, Inc. 0.13% due 07/06/12	1,793,572	1,793,726
763,000	NYSE Euronext, Inc. 0.41% due 05/18/12	762,856	762,856
5,000,000	Parker-Hannifin Corporation 0.16% due 05/04/12	4,999,933	4,999,933
7,144,000	Safeway, Inc. 0.66% due 05/01/12	7,144,000	7,144,000
12,500,000	Sherwin-Williams Company 0.20% due 05/09/12	12,499,444	12,499,444
1,479,000	Sysco Corporation 0.15% due 05/02/12	1,478,994	1,478,994
887,000	Walt Disney Company 0.11% due 06/18/12	886,870	886,870
5,715,000	Western Union Company 0.38% due 05/01/12	5,715,000	5,715,000
Total U.S. Commercial Paper		76,417,864	76,418,018
Total Commercial Paper		90,479,321	90,479,475
Total Investments — 99.76%		$1,989,356,331	2,668,864,705
Other Assets in Excess of Liabilities — 0.24%			6,473,845
Net Assets — 100.00%			$2,675,338,550

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Gold Fund

  (a)  Non-income producing security/commodity.

  (b)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (c)  Represents a security registered under Regulation D. Regulation D provides exemptions for small companies to offer and sell their securities without having to register the securities under the Securities Act of 1933.

  (d)  This security is convertible until August 9, 2013.

  (e)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $30,000,000 or 1.12% of net assets.

  (f)  This security is convertible until November 30, 2017.

  (g)  This security is convertible until November 30, 2014.

  (h)  Security is deemed illiquid. At April 30, 2012, the value of these securities amounted to $30,000,000 or 1.12% of net assets.

At April 30, 2012, cost is substantially identical for both book and federal tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$921,949,520
Gross unrealized depreciation	(242,441,146)
Net unrealized appreciation	$679,508,374

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

NYSE  — New York Stock Exchange

PLC  — Public Limited Company

Currencies

CAD  — Canadian Dollar

USD  — United States Dollar

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Energy	0.33%
Materials	65.75
Total International Common Stocks	66.08
U.S. Common Stocks
Materials	7.60
Total U.S. Common Stocks	7.60
Investment Company	0.02
International Preferred Stock
Materials	0.19
Total International Preferred Stock	0.19

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Consolidated Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
Warrants	0.03%
Commodity	21.27
International Convertible Bonds
Materials	1.19
Total International Convertible Bonds	1.19
Commercial Paper
International Commercial Paper	0.52
U.S. Commercial Paper	2.86
Total Commercial Paper	3.38
Total Investments	99.76%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Letter from the High Yield Team Portfolio Managers

Over the past six months ending April 30, 2012, the focus of the high yield market returned to sound corporate fundamentals benefited by improving economic numbers. Risk appetite resumed as a healthy primary market and stable investor interest forged a constructive credit environment.

Primary market activity has continued to gain momentum, with new issuance already exceeding $100 billion so far this year, surpassing the entire second half of 2011. Deal quality has remained above average and continues to be dominated by refinancing activity. Certainly, issuance tends to be pro-cyclical as investor demand is a key driver.

We expect conditions to remain constructive for the leveraged credit markets, given where we are in the credit cycle. Virtually every company throughout the credit spectrum enjoys access to the primary market and many have taken advantage of this by terming out shorter maturities. Refinancing has provided the ability to extend the optionality of the enterprise as well as reduce debt servicing costs. Many companies remain chastened by near death experiences in 2008 and are actively reducing cost structures as they manage balance sheet exposure. Consequently, refinancing activity is generally lowering default risk.

We expect default activity to remain well below historical averages and approximate 2% or lower over the coming year. Given our expectations of a continuing benign default environment, we believe high yield is positioned to perform well relative to other asset classes in the coming quarters. Several factors point to attractive risk-adjusted opportunities for leveraged credit. The Federal Reserve remains committed to an accommodative monetary policy for the foreseeable future. Easier Fed policy provides a tangible incentive to move down the credit spectrum to pick up incremental yield in a steady to improving economic environment. Moreover, refinancing activity continues to be the dominant form of issuance and serves to lower overall market risk through the extension of maturities. Lastly, given our expectations for low default activity, market spreads remain attractive at around 580 basis points1 — factoring in default levels that are well above current and expected levels.

As a result, we remain optimistic as market conditions today appear stable. In contrast to years when defaults were elevated, many companies today are delevering, cutting costs, and have consequently boosted productivity. Moreover, equity friendly corporate activity remains lower than average as a share of primary issuance. Lower market leverage and accommodative Federal Reserve

1Barclays Capital U.S. Corporate High Yield Index option-adjusted spread as of April 30, 2012.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Letter from the High Yield Team Portfolio Managers (continued)

policy supports today's healthier market conditions. All of these factors collectively paint a positive fundamental picture for high yield and, in our view, should underpin the asset class even in a tepid growth environment.

We appreciate your confidence and thank you for your support.

Sincerely,

Edward Meigs	Sean Slein

Portfolio Manager	Portfolio Manager

June 2012

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Management's Discussion of Fund Performance

For the six-months ended April 30, 2012, the high yield market posted positive returns. The net asset value ("NAV") of First Eagle High Yield Fund Class I Shares* rose 7.26% for the six-month period, while the Barclays Capital U.S. Corporate High Yield Index increased 6.91%.

Over this time, the Fund remained significantly overweight single-B rated issues and underweight triple-C rated issues. We believe that high yield spreads are attractive in the current environment and maintain a high concentration in the single-B credit tier. This tier tends to be more credit-sensitive than the double-B credit tier. That said, we believe that our portfolio of securities is levered to an improving economy and somewhat insulated from an increase in Treasury yields. The Fund is concentrated in the consumer cyclical, energy, and industrial sectors and less invested in the financial, utilities, and healthcare sectors.

The five largest contributors to the performance of the Fund for the year were Alliance One International, Inc. (tobacco merchant), Bon-Ton Department Stores, Inc. (retail apparel and furniture chain operator), Shea Homes L.P. (homebuilding construction firm), Bi-Lo (Southeastern domestic supermarket chain), and CommScope, Inc. (network infrastructure provider), collectively accounting for 1.28 percentage points of the period's performance.

The five largest detractors were Midwest Vanadium Pty Limited (Western Australian iron ore and vanadium producer), HeidelbergCement Finance BV (industrial cement and concrete manufacturer), FCC Holdings, Inc. (commercial financial services firm), Viridian Group FundCo II (Irish energy utility company), and Cloud Peak Energy Resources (coal producer).Their combined negative performance over the six month period subtracted 0.63 percentage points from the Fund's performance.

As of April 30, 2012 the Fund was nearly 100% hedged against the Euro, which is the Fund's only foreign currency exposure. The Fund has always been involved to varying degrees in Yankee issuance of primarily western European and NAFTA companies. European banks have traditionally been the major intermediaries of credit, but balance sheet weakness and solvency concerns along the periphery have led to the continued development of the European capital markets. Accordingly, there has been greater European issuance in the high yield market in both U.S. Dollar and Euro terms. As a result, the Fund

1Barclays Capital U.S. Corporate High Yield Index option-adjusted spread as of April 30, 2012.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Management's Discussion of Fund Performance (continued)

participated in several U.S. Dollar and Euro issues, which in many cases have come with what we consider to be attractive price and/or structural concessions. The Fund is expected to remain involved as the European capital markets continue to evolve.

We appreciate your confidence and thank you for your support.

Sincerely,

Edward Meigs	Sean Slein

Portfolio Manager	Portfolio Manager

June 2012

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the Fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteaglefunds.com or by calling 800.334.2143.

*Class I Shares require $1mm minimum investment, and are offered without sales charge. Had fees not been waived and/or expenses reimbursed, the performance would have been lower. The Adviser has contractually agreed to limit operating expenses of the Fund to an annual rate of 0.80% for I Shares, 1.25% for A Shares, and 2.00% for C Shares, with gross operating expenses of 1.26%, 1.51%, and 2.26% respectively. Gross operating expenses are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. This limitation excludes certain expenses as described in the Fees and Expenses section of the prospectus. This limitation will continue until 2013 for I-Shares, and until 2012 for A and C Shares. The expense limitation may be terminated by the Adviser in future years.

The Fund commenced operations in its present form on or about December 30, 2011, and is successor to another mutual fund pursuant to a reorganization on December 30, 2011. Information prior to December 30, 2011 is for the predecessor fund. Immediately after the reorganization, changes in net asset value of the Class I shares were partially impacted by differences in how the Fund and the predecessor fund price portfolio securities.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Management's Discussion of Fund Performance (continued)

The Fund invests in high yield, fixed income securities that, at the time of purchase, are non-investment grade. High yield, lower rated securities involve greater price volatility and present greater risks than high rated fixed income securities. High yield securities are rated lower than investment-grade securities because there is a greater possibility that the issuer may be unable to make interest and principal payments on those securities. High yield securities involve greater risk than higher rated securities and portfolios that invest in them may be subject to greater levels of credit and liquidity risk than portfolios that do not.

There are risks associated with investing in securities of non-U.S. countries such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

The Fund's investment strategies may result in high turnover rates. This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains.

All investments involve the risk of loss.

Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge. Results from hedging transactions, which for the Fund is primarily currency forward contracts, are further described in the financial statements that follow this commentary.

The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

The Barclays Capital U.S. Corporate High Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt, is unmanaged, with dividends reinvested, and is not available for purchase. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The index is presented here for comparison purposes only. One cannot invest directly in an index.

The commentary represents the opinion of the First Eagle High Yield Fund Portfolio Managers as of June 2012 and is subject to change based on market and other conditions. The opinions expressed are not necessarily those of the firm. These materials are provided for informational purpose only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Any statistics contained herein have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

This page was intentionally left blank.

Fund Overview | Data as of April 30, 2012 (unaudited)

INVESTMENT OBJECTIVE

First Eagle High Yield Fund seeks to provide investors with a high level of current income by investing at least 80% of its net assets in high yield, below investment-grade instruments, or other instruments.

Average Annual Returns*
	ONE-YEAR	THREE-YEARS	SINCE INCEPTION (11/19/07)
First Eagle High Yield Fund I Shares	4.86%	21.63%	13.33%
Barclays Capital U.S. Corporate
High Yield Bond Index	5.92	19.65	9.79

Asset Allocation**

Countries**
United States	66.92%
United Kingdom	4.44
Netherlands	3.13
Ireland	3.12
Canada	2.57
Cayman Islands	2.53
France	1.81
Bermuda	1.25
Australia	1.21
Norway	0.94
Austria	0.89
Sweden	0.86
Luxembourg	0.79
Malaysia	0.78

*  If the Adviser had not waived fees, returns would have been lower.

**  Asset Allocation and Countries percentages are based on total investments in the portfolio. Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

High Yield Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class I Shares do not give effect to the deduction of a maximum sales charge. The Fund commenced operations in its present form on December 30, 2011 and is the successor to the Old Mutual High Yield Fund (the "Predecessor Fund") pursuant to reorganization on the same date. The Predecessor Fund had similar investment objectives and strategies as the Fund, but was managed by another investment adviser. Information prior to December 30, 2011 is for the Predecessor Fund. The chart above illustrates a hypothetical investment in Class I shares without the effect of sales charges and assumes all distributions have been reinvested and if a sales charge was included values would be lower. Had fees not been waived and/or expenses reimbursed, the performance would have been lower. Class I Shares require $1mm minimum investment, and are offered without sales charge. Class A and C Shares have maximum sales charges of 4.50% and 1.00% respectively, and 12b-1 fees, which reduce performance.

The Barclays Capital U.S. Corporate High Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt, is unmanaged, with dividends reinvested, and is not available for purchase. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The index is presented here for comparison purposes only. One cannot invest directly in an index.

Top 10 Holdings*
HeidelbergCement Finance BV
(German building materials manufacturer)	1.95%
Cleaver-Brooks, Inc. (U.S. manufacturer and distributor of thermal machinery)	1.69
Allied Irish Banks PLC (Irish retail and commercial banking)	1.62
Citgo Petroleum Corporation (U.S. refiner and marketer of transportation fuels)	1.57
Appleton Papers, Inc. (U.S. paper and related production manufacturer)	1.48
Ardagh Packaging Finance (Irish manufacturer of glass packaging)	1.35
Landry's Restaurants, Inc. (U.S. restaurants and hospitality)	1.34
Quality Distribution (U.S. trucking transportation)	1.33
CCO Holdings (U.S. cable and satellite television provider)	1.33
Ineos Finance PLC (British manufacturer and distributor of chemicals)	1.30
Total	14.96%

*  Holdings in cash and commercial paper have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

First Eagle High Yield Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Bonds — 85.20%
U.S. Corporate Bonds — 62.09%
$945,000	Accuride Corporation 9.50% due 08/01/18	$962,743	$1,008,788
1,847,000	Air Lease Corporation 5.625% due 04/01/17 (a)	1,845,775	1,810,060
2,800,000	AK Steel Corporation 8.375% due 04/01/22	2,811,338	2,716,000
3,456,000	Alliance One International, Inc. 10.00% due 07/15/16	3,412,854	3,507,840
500,000	Alpha Natural Resources, Inc. 6.00% due 06/01/19	492,751	470,000
400,000	Alpha Natural Resources, Inc. 6.25% due 06/01/21	354,182	375,000
3,150,000	AM Castle & Company 12.75% due 12/15/16 (a)	3,323,756	3,433,500
2,249,000	American Axle & Manufacturing, Inc. 7.875% due 03/01/17	2,330,129	2,333,337
2,100,000	AMGH Merger Sub, Inc. 9.25% due 11/01/18 (a)	2,261,789	2,173,500
3,975,000	Appleton Papers, Inc. 10.50% due 06/15/15 (a)	4,096,577	4,173,750
2,950,000	Atwood Oceanics, Inc. 6.50% due 02/01/20	3,097,990	3,119,625
2,406,000	Basic Energy Services, Inc. 7.125% due 04/15/16	2,444,151	2,454,120
688,000	Basic Energy Services, Inc. 7.75% due 02/15/19	699,815	705,200
1,200,000	Berry Petroleum Company 6.375% due 09/15/22	1,200,555	1,251,000
2,725,000	Bi-Lo 9.25% due 02/15/19 (a)	2,872,795	2,953,219
3,910,000	Bon-Ton Department Stores, Inc. 10.25% due 03/15/14	2,756,255	3,235,525
1,625,000	Brickman Group Holdings, Inc. 9.125% due 11/01/18 (a)	1,576,509	1,608,750
75,000	Briggs & Stratton Corporation 6.875% due 12/15/20	75,000	79,688
500,000	Carrizo Oil & Gas, Inc. 8.625% due 10/15/18	502,667	532,500
441,000	CCO Holdings 6.625% due 01/31/22	458,435	463,601
3,400,000	CCO Holdings 7.375% due 06/01/20	3,667,551	3,727,250

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | One-Month Period Ended April 30, 2012 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Corporate Bonds — 62.09% — (continued)
$3,700,000	Chesapeake Energy Corporation 6.775% due 03/15/19	$3,667,444	$3,602,875
485,500	Chesapeake Midstream Partners L.P. 6.125% due 07/15/22	485,500	469,721
3,904,000	Citgo Petroleum Corporation 11.50% due 07/01/17 (a)	4,362,811	4,411,520
3,200,000	Clear Channel Worldwide Holdings, Inc. Series B 9.25% due 12/15/17	3,478,504	3,524,000
4,464,000	Cleaver-Brooks, Inc. 12.25% due 05/01/16 (a)	4,673,976	4,759,740
2,150,000	Cloud Peak Energy Resources 8.25% due 12/15/17	2,302,784	2,182,250
110,000	Cloud Peak Energy Resources 8.50% due 12/15/19	110,897	112,475
2,678,000	CommScope, Inc. 8.25% due 01/15/19 (a)	2,794,902	2,872,155
1,950,000	DriveTime Automotive Group, Inc. 12.625% due 06/15/17	2,108,261	2,149,875
2,800,000	E*Trade Financial Corporation 6.75% due 06/01/16	2,833,182	2,877,000
2,671,000	Equinox Holdings, Inc. 9.50% due 02/01/16 (a)	2,832,711	2,881,341
200,000	Everest Acquisition 6.875% due 05/01/19 (a)	200,000	210,250
2,500,000	Everest Acquisition 9.375% due 05/01/20 (a)	2,507,482	2,665,625
77,000	FCC Holdings, Inc. 13.00% due 12/15/15 (a)	78,286	65,643
224,000	FGI Operating Company, Inc. 7.875% due 05/01/20 (a)	224,000	231,280
1,550,000	Fiesta Restaurant Group 8.875% due 08/15/16 (a)	1,613,252	1,643,000
2,050,000	Frontier Communications Corporation 8.50% due 04/15/20	2,158,244	2,142,250
2,650,000	Goodman Networks, Inc. 12.125% due 07/01/18 (a)	2,663,970	2,656,625
1,970,000	Headwaters, Inc. 7.625% due 04/01/19	1,888,291	1,935,525
1,550,000	Hughes Satellite Systems Corporation 6.50% due 06/15/19	1,609,633	1,666,250
3,287,000	Huntington Ingalls Industries, Inc. 7.125% due 03/15/21	3,466,842	3,496,546

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

High Yield Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Corporate Bonds — 62.09% — (continued)
$2,505,000	Interface, Inc. 7.625% due 12/01/18	$2,722,899	$2,717,925
2,260,000	International Lease Finance Corporation 6.25% due 05/15/19	2,241,629	2,282,864
2,000,000	International Lease Finance Corporation 8.625% due 09/15/15	2,183,908	2,222,500
2,385,000	JMC Steel Group 8.25% due 03/15/18 (a)	2,471,313	2,480,400
2,554,000	Kemet Corporation 10.50% due 05/01/18 (a)	2,695,283	2,745,550
2,946,000	Kraton Polymers 6.75% due 03/01/19	3,018,253	3,078,570
1,500,000	Landry's, Inc. 9.375% due 05/01/20	1,500,000	1,535,625
2,300,000	Linn Energy 6.25% due 11/01/19 (a)	2,255,258	2,268,375
2,970,000	Manitowoc Company, Inc. 9.50% due 02/15/18	3,276,936	3,322,687
700,000	Mashantucket Western Pequot Tribe 8.50% due 11/15/15 (a)(b)	508,046	67,375
1,900,000	Mcron Finance Corporation 8.375% due 05/15/19	1,920,363	1,940,375
3,000,000	Midwest Gaming Borrower 11.625% due 04/15/16 (a)	3,340,995	3,348,750
900,000	Monaco SpinCo, Inc. 6.75% due 04/30/20	900,000	931,500
2,684,000	Navistar International Corporation 8.25% due 11/01/21	2,881,495	2,912,140
311,000	Omega Healthcare Investors, Inc. 6.75% due 10/15/22	309,753	328,105
2,500,000	Omega Healthcare Investors, Inc. 7.50% due 02/15/20	2,703,437	2,681,250
1,765,000	OSI Restaurant Partners 10.00% due 06/15/15	1,818,833	1,831,188
2,300,000	Parker Drilling Company 9.125% due 04/01/18 (a)	2,408,455	2,449,500
750,000	PBF Holding Company 8.25% due 02/15/20 (a)	739,455	780,000
2,544,000	PHH Corporation 9.25% due 03/01/16	2,552,531	2,607,600
1,600,000	Polypore International, Inc. 7.50% due 11/15/17	1,672,587	1,688,000

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | One-Month Period Ended April 30, 2012 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Corporate Bonds — 62.09% — (continued)
$2,750,000	Post Holdings, Inc. 7.375% due 02/15/22 (a)	$2,845,445	$2,866,875
600,000	PVH Corporation 7.375% due 05/15/20	654,365	666,000
3,400,000	Quality Distribution 9.875% due 11/01/18	3,715,922	3,740,000
2,950,000	Samson Investment Company 9.75% due 02/15/20 (a)	3,036,861	3,082,750
2,690,000	Shea Homes L.P. 8.625% due 05/15/19	2,727,763	2,817,775
1,118,518	Sheridan Group, Inc. 12.50% due 04/15/14	991,755	950,740
2,332,000	STHI Holding Corporation 8.00% due 03/15/18 (a)	2,482,016	2,495,240
3,017,000	Sugarhouse HSP Gaming Prop Mezz 8.625% due 04/15/16 (a)	3,179,637	3,224,419
2,560,000	Taminco Global Chemical Corporation 9.75% due 03/31/20 (a)	2,649,081	2,688,000
3,176,000	Taylor Morrison 7.75% due 04/15/20 (a)	3,223,586	3,279,220
2,553,000	Tower Automotive Holdings USA 10.625% due 09/01/17 (a)	2,709,765	2,754,049
1,910,000	Toys R Us Property Company I 10.75% due 07/15/17	2,095,821	2,110,550
1,200,000	Toys R Us Property Company II 8.50% due 12/01/17	1,269,059	1,254,000
1,350,000	Toys R Us, Inc. 7.375% due 10/15/18	1,196,423	1,181,250
45,175	United Air Lines, Inc. 12.75% due 07/15/12	44,809	46,079
1,907,000	United Maritime Group 11.75% due 06/15/15	1,982,712	2,016,653
500,000	United Rentals North America, Inc. 10.875% due 06/15/16	555,249	568,125
2,650,000	UR Financing Escrow Corporation 7.375% due 05/15/20 (a)	2,692,903	2,789,125
200,000	UR Financing Escrow Corporation 7.625% due 04/15/22 (a)	200,000	212,000
2,839,000	YCC Holdings 10.25% due 02/15/16	2,819,794	2,917,072
Total U.S. Corporate Bonds		172,498,984	174,568,400

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

High Yield Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Bonds — 23.11%
Australia 1.15%
2,700,000 USD	FMG Resources 8.25% due 11/01/19 (a)	$2,938,920	$2,936,250
450,000 USD	Midwest Vanadium Pty Limited 11.50% due 02/15/18 (a)	386,780	303,750
		3,325,700	3,240,000
Austria 0.85%
2,326,000 USD	OGX Austria GmbH 8.375% due 04/01/22 (a)	2,322,988	2,378,335
Bermuda 1.19%
2,000,000 USD	Aircastle Limited 7.625% due 04/15/20 (a)	2,014,897	2,040,000
729,000 USD	Aircastle Limited 9.75% due 08/01/18	805,254	807,367
451,000 USD	Aircastle Limited 9.75% due 08/01/18 (a)	484,535	497,228
		3,304,686	3,344,595
Canada 2.44%
1,800,000 USD	Lone Pine Resources Canada Limited 10.375% due 02/15/17 (a)	1,831,666	1,854,000
2,792,000 USD	New Gold, Inc. 7.00% due 04/15/20 (a)	2,832,958	2,861,800
560,000 USD	Novelis, Inc. 8.75% due 12/15/20	595,299	620,200
600,000 USD	Precision Drilling Corporation 6.50% due 12/15/21	608,092	627,000
1,050,000 USD	Thompson Creek Metals Company, Inc. 7.375% due 06/01/18	1,004,069	903,000
		6,872,084	6,866,000
Cayman Islands 2.41%
3,925,000 USD	Marfrig Overseas Limited 9.50% due 05/04/20 (a)	3,518,523	3,444,187
3,010,000 USD	RDS Ultra-Deepwater Limited 11.875% due 03/15/17 (a)	3,301,424	3,322,288
		6,819,947	6,766,475
France 1.72%
2,430,000 USD	CMA CGM SA 8.50% due 04/15/17 (a)	1,475,388	1,543,050
3,240,000 USD	Rexel SA 6.125% due 12/15/19 (a)	3,261,994	3,300,750
		4,737,382	4,843,800

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | One-Month Period Ended April 30, 2012 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Bonds — 23.11% — (continued)
Ireland 2.97%
3,500,000 EUR	Allied Irish Banks PLC 4.50% due 10/01/12	$4,529,501	$4,550,327
3,550,000 USD	Ardagh Packaging Finance PLC 9.125% due 10/15/20 (a)	3,677,070	3,789,625
		8,206,571	8,339,952
Luxembourg 0.75%
1,990,000 USD	Dematic SA 8.75% due 05/01/16 (a)	2,081,065	2,101,937
Malaysia 0.74%
2,000,000 USD	MMI International Limited 8.00% due 03/01/17 (a)	2,055,576	2,085,000
Netherlands 2.97%
3,700,000 EUR	HeidelbergCement Finance BV 8.50% due 10/31/19	5,533,341	5,472,288
188,000 USD	Schaeffler Finance BV 8.50% due 02/15/19 (a)	188,000	202,570
1,900,000 EUR	Schaeffler Finance BV 8.75% due 02/15/19 (a)	2,616,917	2,677,848
		8,338,258	8,352,706
Norway 0.90%
2,800,000 USD	Eksportfinans ASA 2.00% due 09/15/15	2,469,742	2,522,408
Sweden 0.81%
600,000 USD	Eileme 1 AB 14.25% due 08/15/20 (a)	570,373	544,925
1,300,000 EUR	Eileme 2 AB 11.75% due 01/31/20 (a)	1,752,646	1,746,029
		2,323,019	2,290,954
United Kingdom 4.21%
3,400,000 USD	Ineos Finance PLC 8.375% due 02/15/19 (a)	3,558,020	3,655,000
1,722,000 USD	Inmarsat Finance PLC 7.375% due 12/01/17 (a)	1,834,989	1,859,760
3,100,000 USD	Jaguar Land Rover PLC 8.125% due 05/15/21 (a)	3,154,790	3,255,000
2,700,000 USD	Viridian Group FundCo II 11.125% due 04/01/17 (a)	2,641,243	2,470,500
500,000 EUR	Viridian Group Fund Co II 11.125% due 04/01/17 (a)	589,254	608,695
		11,778,296	11,848,955
Total International Corporate Bonds		64,635,314	64,981,117
Total Bonds		237,134,298	239,549,517

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

High Yield Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Term Loans — 1.48%
$3,750,000	Landry's Restaurants, Inc. Term Loan B due 04/26/18	$3,693,750	$3,755,272
400,000	Roundy's Supermarkets, Inc. Term Loan B due 02/13/19	394,000	404,100
Total Term Loans		4,087,750	4,159,372
Asset-Backed Security — 0.01%
244,860	Countrywide Asset-Backed Certificates Series 2003-2, Class M2 2.714% due 03/26/33	242,398	23,623
U.S. Commercial Paper — 8.32%
9,261,000	Arrow Electronics, Inc. 0.66% due 05/01/12	9,261,000	9,261,000
5,047,000	Avery Dennison Corporation 0.41% due 05/01/12	5,047,000	5,047,000
5,046,000	Safeway, Inc. 0.66% due 05/01/12	5,046,000	5,046,000
4,037,000	Western Union Company 0.38% due 05/01/12	4,037,000	4,037,000
Total U.S. Commercial Paper		23,391,000	23,391,000
Total Investments — 95.01%		$264,855,446	267,123,512
Other Assets in Excess of Liabilities — 4.99%			14,054,714
Net Assets — 100.00%			$281,178,226

  (a)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (b)  Issuer is in default.

At April 30, 2012, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$4,029,843
Gross unrealized depreciation	(1,761,777)
Net unrealized appreciation	$2,268,066

Abbreviations used in this schedule include:

PLC  — Public Limited Company

PTY  — Proprietary Limited Company

Currencies

EUR  — Euro

USD  — United States Dollar

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | One-Month Period Ended April 30, 2012 (unaudited)

Foreign Currency Exchange Contracts — Sales
SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT APRIL 30, 2012	UNREALIZED APPRECIATION AT APRIL 30, 2012	UNREALIZED DEPRECIATION AT APRIL 30, 2012
10/09/12	1,000,000	Euro	$1,314,620	$1,324,905	$—	$(10,285)
10/09/12	9,900,000	Euro	13,102,290	13,116,559	—	(14,269)
			$14,416,910	$14,441,464	$—	$(24,554)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Corporate Bonds
Consumer Discretionary	14.64%
Consumer Staples	4.55
Energy	10.81
Financials	5.38
Health Care	0.89
Industrials	13.36
Materials	6.41
Telecommunication Services	6.05
Total U.S. Corporate Bonds	62.09
International Corporate Bonds
Consumer Discretionary	1.16
Energy	2.91
Financials	4.45
Industrials	4.72
Materials	7.31
Telecommunication Services	1.47
Utilities	1.09
Total International Corporate Bonds	23.11
Term Loans	1.48
Asset-Backed Security	0.01
U.S. Commercial Paper	8.32
Total Investments	95.01%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Management's Discussion of Fund Performance

Harold Levy

First Eagle Fund of America Class Y increased 14.5% for the six months ended April 30, 2012 versus 12.8% for the S&P 500 index. The five largest contributors to the performance were Valeant Pharmaceuticals International, Inc., Eastman Chemical Company, Dresser-Rand Group, Inc., Devon Energy Corporation and Rockwood Holdings, Inc., which collectively contributed 10.92% to the Fund's performance. The five greatest detractors were AOL, Inc., Exterran Holdings, Inc., Amgen, Inc., PDL BioPharma, Inc. and Covanta Holding Corporation, which collectively subtracted .75% from the Fund's performance.

We find ourselves in a world that feels not significantly changed from October 2011, which was the last writing of this letter. At that time we said that we believed markets were predominantly influenced by extraordinarily complex forces that resided outside the U.S. This continues to be the case.

On the macro front, the contractionary forces of government deleveraging in the developed world as a result of high debt levels and the necessity to shrink government debt/GDP ratios, are fighting the inflationary forces of virtually all significant central banks' printing money. At this point it looks like both forces have come to a temporary standstill, although longer term we believe money printing is likely to prevail. Greece is still a daily news event and Spain is running a close second. The Euro zone may be on the verge of breaking up — or maybe it isn't. China's growth has slowed, but it may still be growing enough to keep world-wide growth positive. The U.S. economy seemed to be growing again earlier in the year; now that growth appears to have slowed. In sum, the current uncertain state of the world is very similar to where we were in October 2011. As investors, we just have to accept that these macro issues may take a while to unfold.

Yet U.S. stock prices in general, and more specifically the value of First Eagle Fund of America shares, appreciated during the period, even after the significant correction in May. The earnings and cash generation of the companies we own have, in general, been healthy and we believe the outlook is promising. We continue to stress balance sheet conservatism, strong free cash flow and

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Management's Discussion of Fund Performance (continued)

management teams that are determined to create value for owners. In addition, we look to invest only in essential goods and services though we readily admit our definition of "essential" may be unique to our approach.

We are grateful for the trust our shareholders have placed in us and strive to earn it every day by continuing to adhere to the same philosophy we have practiced for now more than 25 years (as of April 10, 2012).

Harold Levy

Portfolio Manager

June 2012

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteaglefunds.com or by calling 800.334.2143.

*As of September 1, 2005, Class Y Shares are closed to new investors. Class Y shares are offered without sales charge. If sales charge was included returns would be lower. The portfolio is actively managed and holdings can change at any time. Current and future portfolio holdings are subject to risk.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Fund Overview | Data as of April 30, 2012 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle Fund of America seeks capital appreciation by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities. The Fund has a unique event-driven bias that focuses on identifying companies poised to benefit from change that the market has not yet recognized.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Fund of America (Y Shares)	1.45%	4.10%	7.75%
Standard & Poor's 500 Index	4.76	1.01	4.71

Asset Allocation*

Sector/Industry*
Materials	32.49%
Health Care	26.10
Industrials	10.74
Energy	9.03
Information Technology	8.82
Consumer Discretionary	8.19
Exchange Traded Fund	3.33

*  Asset Allocation and Sector/Industry percentages are based on total investments in the portfolio. Sector/Industry allocations exclude short term investments and options positions.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Fund of America

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The Fund's average annual returns shown above are historical and reflect changes in share price, reinvested dividends and is net of expenses.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market.

Top 10 Holdings*
Wyndham Worldwide Corporation (hotel and resorts)	6.50%
Rockwood Holdings, Inc. (specialty chemicals manufacturer)	6.16
Eastman Chemical Company (chemicals company)	6.14
Tyco International Limited (industrial conglomerate)	5.90
Pfizer, Inc. (biopharmaceutical company)	5.81
Occidental Petroleum Corporation (oil exploration and production company)	5.00
Seagate Technology PLC (computers memory devices company)	4.90
Valeant Pharmaceuticals International, Inc. (pharmaceuticals company)	4.85
Omnicare, Inc. (pharmaceutical company)	4.47
Baxter International, Inc. (health technology company)	4.30
Total	54.03%

  *  Holdings in cash and repurchase agreements have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

First Eagle Fund of America

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 95.06%
U.S. Common Stocks — 88.19%
Consumer Discretionary 8.20%
2,012,800	Wyndham Worldwide Corporation (a)	$65,062,294	$101,324,352
571,600	Viacom, Inc., Class B (a)	27,674,004	26,516,524
		92,736,298	127,840,876
Energy 9.03%
854,500	Occidental Petroleum Corporation (a)	82,557,113	77,947,490
931,200	Atlas Energy L.P. (a)	19,989,155	36,149,184
508,290	Dresser-Rand Group, Inc. (a)(b)	19,555,134	24,743,557
74,621	Atlas Resource Partners L.P.	1,401,804	1,971,487
20	Devon Energy Corporation	1,530	1,397
		123,504,736	140,813,115
Health Care 24.80%
3,950,400	Pfizer, Inc. (a)	79,796,638	90,582,672
1,358,242	Valeant Pharmaceuticals International, Inc. (a)(b)	35,065,606	75,559,002
2,001,000	Omnicare, Inc. (a)	54,507,251	69,714,840
1,211,400	Baxter International, Inc. (a)	64,275,560	67,123,674
1,518,760	Health Net, Inc. (a)(b)	40,301,045	54,083,044
509,710	Theravance, Inc. (a)(b)	9,863,054	11,030,124
272,200	Merck & Co., Inc. (a)	9,797,890	10,681,128
1,182,252	Enzon Pharmaceuticals, Inc. (b)	9,944,690	7,365,430
70,950	Universal American Corporation	769,644	651,321
80	Amgen, Inc.	4,310	5,689
		304,325,688	386,796,924
Industrials 4.84%
791,490	General Dynamics Corporation (a)	50,725,321	53,425,575
481,000	Mueller Industries, Inc. (a)	21,921,376	21,986,510
		72,646,697	75,412,085
Information Technology 8.82%
2,483,420	Seagate Technology PLC (a)	61,499,118	76,389,999
799,800	Analog Devices, Inc. (a)	28,407,677	31,176,204
891,040	AOL, Inc. (a)(b)	22,194,529	22,311,642
539,000	Corning, Inc. (a)	7,458,835	7,734,650
		119,560,159	137,612,495

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 88.19% — (continued)
Materials 32.50%
1,735,270	Rockwood Holdings, Inc. (a)(b)	$77,413,022	$96,029,842
1,772,900	Eastman Chemical Company (a)	57,093,501	95,683,413
1,573,560	Ball Corporation (a)	35,929,837	65,711,866
2,124,100	Packaging Corporation of America (a)	52,905,047	62,002,479
1,346,270	Crown Holdings, Inc. (a)(b)	30,666,070	49,785,065
914,650	Valspar Corporation	22,122,082	46,784,347
763,000	WR Grace & Co. (a)(b)	42,257,963	45,482,430
415,300	Walter Energy, Inc. (a)	31,618,913	27,538,543
161,900	FMC Corporation (a)	16,712,047	17,881,855
		366,718,482	506,899,840
Total U.S. Common Stocks		1,079,492,060	1,375,375,335
International Common Stocks — 6.87%
Switzerland 5.90%
1,639,850	Tyco International Limited (a)	76,357,219	92,044,780
United Kingdom 0.97%
325,200	GlaxoSmithKline PLC, ADR (a)	14,501,423	15,033,996
Total International Common Stocks		90,858,642	107,078,776
Total Common Stocks		1,170,350,702	1,482,454,111
Exchange Traded Fund — 3.33%
321,180	SPDR Gold Trust (a)(b)	52,703,972	51,992,618
Investment Company — 4.00%
62,392,716	State Street Institutional U.S. Government Money Market Fund, Institutional Class	62,392,716	62,392,716
PRINCIPAL
Bond — 0.34%
U.S. Convertible Bond 0.34%
$3,730,000	Omnicare, Inc. 3.75% due 12/15/25 (c)	3,730,000	5,338,563

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Fund of America

CONTRACTS		STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Call Options Purchased — 0.19%
5,000	AOL, Inc.	$20.00	July 2012	$2,675,000
500	AOL, Inc.	21.00	July 2012	230,000
Total Call Options Purchased (Cost: $480,150)				2,905,000
Total Investment Portfolio Excluding Options Written — 102.92% (Cost: $1,289,657,540)				1,605,083,008
Covered Call Options Written — (2.89)%
1,192	Analog Devices, Inc.	$38.00	June 2012	(190,720)
3,809	Analog Devices, Inc.	39.00	June 2012	(399,945)
436	Analog Devices, Inc.	40.00	June 2012	(23,980)
296	AOL, Inc.	25.00	July 2012	(51,800)
1,000	AOL, Inc.	26.00	May 2012	(55,000)
310	AOL, Inc.	26.00	June 2012	(24,647)
287	AOL, Inc.	26.00	July 2012	(35,875)
287	AOL, Inc.	27.00	July 2012	(25,830)
880	Atlas Energy L.P.	35.00	May 2012	(343,200)
643	Atlas Energy L.P.	36.00	July 2012	(276,490)
4,000	Atlas Energy L.P.	37.00	July 2012	(1,320,000)
600	Atlas Energy L.P.	38.00	July 2012	(157,500)
1,729	Ball Corporation	35.00	May 2012	(1,184,365)
553	Baxter International, Inc.	52.50	May 2012	(168,665)
1,872	Baxter International, Inc.	55.00	May 2012	(183,456)
564	Corning, Inc.	14.00	May 2012	(28,200)
4,826	Corning, Inc.	15.00	May 2012	(28,956)
3,403	Crown Holdings, Inc.	38.00	July 2012	(323,285)
827	Dresser-Rand Group, Inc.	45.00	June 2012	(384,555)
1,565	Dresser-Rand Group, Inc.	50.00	June 2012	(266,050)
957	Dresser-Rand Group, Inc.	50.00	September 2012	(344,520)
1,054	Eastman Chemical Company	50.00	June 2012	(505,920)
5,355	Eastman Chemical Company	52.50	June 2012	(1,392,300)
1,469	Eastman Chemical Company	55.00	June 2012	(227,695)
76	FMC Corporation	100.00	July 2012	(91,960)
73	FMC Corporation	105.00	May 2012	(45,990)
1,470	FMC Corporation	105.00	July 2012	(1,161,300)
433	General Dynamics Corporation	67.50	May 2012	(45,465)
285	General Dynamics Corporation	67.50	June 2012	(47,729)
1,286	GlaxoSmithKline PLC	43.84	May 2012	(308,640)
1,324	GlaxoSmithKline PLC	44.84	May 2012	(219,784)
314	GlaxoSmithKline PLC	45.84	May 2012	(23,550)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

CONTRACTS		STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (2.89)% — (continued)
169	GlaxoSmithKline PLC	$46.84	August 2012	$(17,745)
584	Health Net, Inc.	37.50	May 2012	(30,660)
87	Health Net, Inc.	37.50	June 2012	(8,047)
2,878	Health Net, Inc.	40.00	July 2012	(172,680)
364	Health Net, Inc.	42.50	July 2012	(10,010)
443	Merck & Co., Inc.	38.00	July 2012	(77,968)
680	Merck & Co., Inc.	39.00	June 2012	(55,062)
235	Merck & Co., Inc.	39.00	July 2012	(25,615)
4,490	Mueller Industries, Inc.	45.00	June 2012	(942,900)
320	Mueller Industries, Inc.	50.00	June 2012	(105,600)
769	Occidental Petroleum Corporation	90.00	May 2012	(204,554)
131	Occidental Petroleum Corporation	90.00	June 2012	(51,090)
255	Occidental Petroleum Corporation	92.50	June 2012	(64,770)
753	Omnicare, Inc.	34.00	June 2012	(112,950)
3,656	Omnicare, Inc.	35.00	June 2012	(411,300)
1,947	Omnicare, Inc.	36.00	June 2012	(141,158)
3,382	Packaging Corporation of America	30.00	July 2012	(253,650)
10,980	Pfizer, Inc.	21.00	May 2012	(2,097,180)
2,269	Pfizer, Inc.	22.00	May 2012	(213,286)
4,609	Pfizer, Inc.	22.00	June 2012	(470,118)
1,015	Pfizer, Inc.	23.00	July 2012	(58,870)
3,352	Pfizer, Inc.	23.00	August 2012	(231,288)
690	Rockwood Holdings, Inc.	40.00	May 2012	(1,038,450)
311	Rockwood Holdings, Inc.	45.00	May 2012	(320,330)
955	Rockwood Holdings, Inc.	50.00	August 2012	(706,700)
66	Seagate Technology	26.00	May 2012	(33,000)
3,217	Seagate Technology	26.00	June 2012	(1,705,010)
868	Seagate Technology	27.00	May 2012	(338,520)
5,535	Seagate Technology	27.00	June 2012	(2,380,050)
4,332	Seagate Technology	28.00	June 2012	(1,494,540)
3,371	Seagate Technology	29.00	June 2012	(967,477)
1,521	Seagate Technology	30.00	June 2012	(337,662)
754	Seagate Technology	31.00	June 2012	(128,934)
60	SPDR Gold Trust	164.00	May 2012	(6,840)
33	SPDR Gold Trust	164.00	June 2012	(7,986)
41	SPDR Gold Trust	165.00	May 2012	(3,690)
836	Theravance, Inc.	20.00	September 2012	(330,220)
994	Theravance, Inc.	22.50	June 2012	(114,310)
286	Tyco International Limited	52.50	July 2012	(129,415)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Fund of America

CONTRACTS		STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (2.89)% — (continued)
643	Tyco International Limited	$55.00	May 2012	$(106,095)
7,850	Tyco International Limited	55.00	July 2012	(2,276,500)
822	Tyco International Limited	57.50	July 2012	(111,792)
2,000	Valeant Pharmaceuticals International, Inc.	50.00	July 2012	(1,490,000)
1,756	Valeant Pharmaceuticals International, Inc.	52.50	May 2012	(755,080)
3,500	Valeant Pharmaceuticals International, Inc.	52.50	July 2012	(1,977,500)
5,882	Valeant Pharmaceuticals International, Inc.	55.00	July 2012	(2,352,800)
360	Viacom, Inc.	48.00	June 2012	(31,500)
1,254	Viacom, Inc.	49.00	June 2012	(87,780)
2,879	Viacom, Inc.	50.00	June 2012	(86,370)
96	Walter Energy, Inc.	60.00	May 2012	(70,800)
33	Walter Energy, Inc.	60.00	June 2012	(26,697)
208	Walter Energy, Inc.	65.00	May 2012	(85,280)
742	Walter Energy, Inc.	65.00	June 2012	(434,070)
781	Walter Energy, Inc.	67.50	June 2012	(359,260)
565	Walter Energy, Inc.	70.00	June 2012	(209,050)
276	WR Grace & Co.	55.00	May 2012	(131,100)
916	WR Grace & Co.	55.00	June 2012	(485,480)
4,506	WR Grace & Co.	57.50	June 2012	(1,532,040)
529	WR Grace & Co.	60.00	September 2012	(232,760)
406	Wyndham Worldwide Corporation	39.00	May 2012	(450,660)
2,191	Wyndham Worldwide Corporation	43.00	May 2012	(1,577,520)
5,322	Wyndham Worldwide Corporation	44.00	May 2012	(3,326,250)
1,097	Wyndham Worldwide Corporation	45.00	May 2012	(562,761)
850	Wyndham Worldwide Corporation	46.00	May 2012	(363,800)
800	Wyndham Worldwide Corporation	50.00	August 2012	(225,975)
	Total Covered Call Options Written (Premiums Received: $35,277,199)			(45,035,927)
Put Options Written — (0.00)%
2,000	AOL, Inc.	16.00	July 2012	(20,000)
500	AOL, Inc.	17.00	July 2012	(7,500)
1,000	AOL, Inc.	18.00	July 2012	(10,000)
Total Put Options Written (Premiums Received: $257,920)				(37,500)
Total Investments — 100.03% (Cost: $1,254,122,421)				1,560,009,581
Liabilities in Excess of Other Assets — (0.03)%				(495,934)
Net Assets — 100.00%				$1,559,513,647

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Schedule of Investments | Six-Month Period Ended April 30, 2012 (unaudited)

  (a)  At April 30, 2012, all or a portion of this security was segregated to cover collateral requirement for options.

  (b)  Non-income producing security/commodity.

  (c)  This security is convertible until December 15, 2025.

At April 30, 2012, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$333,574,988
Gross unrealized depreciation	(27,687,828)
Net unrealized appreciation	$305,887,160

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

PLC  — Public Limited Company

SPDR  — Standard & Poor's Depository Receipts

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	8.20%
Energy	9.03
Health Care	24.80
Industrials	4.84
Information Technology	8.82
Materials	32.50
Total U.S. Common Stocks	88.19
International Common Stocks
Health Care	0.97
Industrials	5.90
Total International Common Stocks	6.87
Exchange Traded Fund	3.33
Investment Company	4.00
U.S. Convertible Bond
Health Care	0.34
Total U.S. Convertible Bond	0.34

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Fund of America

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
Call Options Purchased	0.19%
Covered Call Options Written	(2.89)
Put Options Written	(0.00)
Total Investments	100.03%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

This page was intentionally left blank.

Statements of Assets and Liabilities

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$26,227,448,909	$7,679,291,114
Affiliated issuers	2,889,877,437	823,706,424
Gold bullion	586,146,006	217,894,842
Foreign currency	—	—
Total Investments, at Cost	29,703,472,352	8,720,892,380
Investments, at Value (Note 1)
Unaffiliated issuers	29,953,776,258	8,622,495,595
Affiliated issuers	3,276,048,942	1,192,239,676
Gold bullion	1,751,034,959	735,536,841
Foreign currency	—	—
Total Investments, at Value	34,980,860,159	10,550,272,112
Cash	341	2,421
Due from broker	—	2,925,263
Receivable for forward currency contracts held, at value (Note 1)	46,855,058	30,403,958
Receivable for investment securities sold	22,269,452	8,406,816
Receivable for Fund shares sold	114,057,848	25,237,088
Accrued interest and dividends receivable	159,850,916	80,335,296
Investment for trustee deferred compensation plan (Note 2)	1,631,584	1,605,307
Other assets	485,798	156,720
Total Assets	35,326,011,156	10,699,344,981
Liabilities
Option contracts written, at value (premiums received $4,499,162, $0, $375,887 and $0, respectively) (Note 1)	2,923,400	—
Payable for Fund shares redeemed	31,717,260	11,320,988
Payable for investment securities purchased	192,443,246	2,236,595
Payable for forward currency contracts held, at value (Note 1)	10,761,869	7,139,962
Investment advisory fees payable (Note 2)	21,308,450	6,517,878
Distribution fees payable (Note 3)	8,801,720	1,676,416
Services fees payable (Note 3)	1,874,197	208,592
Trustee deferred compensation plan (Note 2)	1,631,584	1,605,307
Administrative fees payable (Note 2)	1,094,649	399,007
Due to custodian	1,511,619	19,428
Trustee fees payable	64,533	12,132
Accrued expenses and other liabilities	16,464,440	7,280,935
Total Liabilities	290,596,967	38,417,240
Net Assets	$35,035,414,189	$10,660,927,741

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Gold Cayman Fund, Ltd.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

April 30, 2012 (unaudited)

	FIRST EAGLE U.S. VALUE FUND	FIRST EAGLE GOLD FUND*
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$2,224,884,919	$1,804,087,887
Affiliated issuers	48,006,679	—
Gold bullion	72,521,699	185,268,444
Foreign currency	19	105
Total Investments, at Cost	2,345,413,316	1,989,356,436
Investments, at Value (Note 1)
Unaffiliated issuers	2,520,769,270	2,099,839,254
Affiliated issuers	51,471,982	—
Gold bullion	119,672,002	569,025,451
Foreign currency	19	105
Total Investments, at Value	2,691,913,273	2,668,864,810
Cash	729	1,745
Due from broker	—	—
Receivable for forward currency contracts held, at value (Note 1)	—	—
Receivable for investment securities sold	364,669	6,683,502
Receivable for Fund shares sold	14,204,924	7,160,202
Accrued interest and dividends receivable	3,505,351	2,439,310
Investment for trustee deferred compensation plan (Note 2)	1,192,904	173,672
Other assets	45,607	56,861
Total Assets	2,711,227,457	2,685,380,102
Liabilities
Option contracts written, at value (premiums received $4,499,162, $0, $375,887 and $0, respectively) (Note 1)	250,600	—
Payable for Fund shares redeemed	1,989,375	6,276,045
Payable for investment securities purchased	1,265,763	—
Payable for forward currency contracts held, at value (Note 1)	—	—
Investment advisory fees payable (Note 2)	1,634,750	1,650,440
Distribution fees payable (Note 3)	604,899	633,080
Services fees payable (Note 3)	113,041	114,227
Trustee deferred compensation plan (Note 2)	1,192,904	173,672
Administrative fees payable (Note 2)	52,646	153,674
Due to custodian	—	—
Trustee fees payable	2,844	37,049
Accrued expenses and other liabilities	264,483	1,003,365
Total Liabilities	7,371,305	10,041,552
Net Assets	$2,703,856,152	$2,675,338,550

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Statements of Assets and Liabilities (continued)

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$728,354	$487,878
Capital surplus	29,189,170,311	8,857,378,387
Net unrealized appreciation on:
Investments (net of $11,440,203, $5,411,129, $0, and $0 deferred capital gain country tax, respectively)	5,265,947,604	1,823,968,603
Foreign currency and forward contract related translation	40,049,919	24,973,843
Written options	1,575,762	—
Undistributed net realized gains on investments	712,460,992	241,872,904
Undistributed net investment income (loss)	(174,518,753)	(287,753,874)
Net Assets	$35,035,414,189	$10,660,927,741
Class A
Net assets	$15,619,464,977	$5,155,405,074
Shares outstanding	323,524,347	236,846,205
Net asset value per share and redemption proceeds per share	$48.28	$21.77
Offering price per share (NAV per share plus maximum sales charge)	$50.82[1]	$22.92[1]
Class C
Net assets	$9,224,612,746	$1,022,124,821
Shares outstanding	194,607,421	48,150,765
Net asset value per share	$47.40	$21.23
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[2]	$46.93	$21.02
Class I
Net assets	$10,191,336,466	$4,483,397,846
Shares outstanding	210,222,288	202,881,419
Net asset value per share and redemption proceeds per share	$48.48	$22.10

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Gold Cayman Fund, Ltd.

  1  The maximum sales charge is 5.00% for Class A shares. Classes C, I and Y have no front-end sales charges.

  2  The maximum CDSC (Contingent Deferred Sales Charge) is 1.00% for Class C shares, which is charged on the lesser of the offering price or the net asset value at the time of sale by shareholder. This pertains to investments of one year or less.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

April 30, 2012 (unaudited)

	FIRST EAGLE U.S. VALUE FUND	FIRST EAGLE GOLD FUND*
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$151,348	$99,096
Capital surplus	2,313,066,633	2,091,783,353
Net unrealized appreciation on:
Investments (net of $11,440,203, $5,411,129, $0, and $0 deferred capital gain country tax, respectively)	346,499,957	679,508,374
Foreign currency and forward contract related translation	—	1,141
Written options	125,287	—
Undistributed net realized gains on investments	36,151,520	25,996,665
Undistributed net investment income (loss)	7,861,407	(122,050,079)
Net Assets	$2,703,856,152	$2,675,338,550
Class A
Net assets	$1,323,373,973	$1,417,211,728
Shares outstanding	74,187,529	52,315,316
Net asset value per share and redemption proceeds per share	$17.84	$27.09
Offering price per share (NAV per share plus maximum sales charge)	$18.78[1]	$28.52[1]
Class C
Net assets	$561,046,787	$555,333,096
Shares outstanding	31,758,903	21,142,881
Net asset value per share	$17.67	$26.27
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[2]	$17.49	$26.01
Class I
Net assets	$819,435,392	$702,793,726
Shares outstanding	45,401,840	25,638,240
Net asset value per share and redemption proceeds per share	$18.05	$27.41

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Statements of Assets and Liabilities (continued)

	FIRST EAGLE HIGH YIELD FUND	FIRST EAGLE FUND OF AMERICA
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$264,855,446	$1,289,657,540
Foreign currency	208,503	—
Total Investments, at Cost	265,063,949	1,289,657,540
Investments, at Value (Note 1)
Unaffiliated issuers	267,123,512	1,605,083,008
Foreign currency	208,094	—
Total Investments, at Value	267,331,606	1,605,083,008
Cash	874	—
Restricted cash	—	6,142,500	**
Receivable for Fund shares sold	9,708,552	3,245,699
Accrued interest and dividends receivable	5,106,101	1,444,499
Receivable for investment securities sold	776,911	3,668,548
Receivable for premiums for written options	—	673,388
Investment for trustee deferred compensation plan (Note 2)	—	661,719
Prepaid expenses and other assets	138,572	26,625
Total Assets	283,062,616	1,620,945,986
Liabilities
Option contracts written, at value (premiums received $0 and $35,535,119, respectively) (Note 1)	—	45,073,427
Payable for investment securities purchased	1,294,169	11,711,799
Payable for Fund shares redeemed	213,928	1,886,490
Investment advisory fees payable (Note 2)	89,863	1,259,924
Trustee deferred compensation plan (Note 2)	—	661,719
Distribution fees payable (Note 3)	36,664	407,836
Payable for dividends to shareholders	174,002	—
Services fees payable (Note 3)	6,852	46,427
Administrative fees payable (Note 2)	—	51,021
Payable for forward currency contracts held, at value (Note 1)	24,554	—
Trustee fees payable	420	340
Accrued expenses and other liabilities	43,938	333,356
Total Liabilities	1,884,390	61,432,339
Net Assets	$281,178,226	$1,559,513,647

  **  The amount of $6,142,500 represents restricted cash used as collateral for covered call options.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

April 30, 2012 (unaudited)

	FIRST EAGLE HIGH YIELD FUND	FIRST EAGLE FUND OF AMERICA
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$28,772	$59,897
Capital surplus	278,623,110	1,296,733,897
Net unrealized appreciation (depreciation) on:
Investments	2,268,066	320,371,599
Foreign currency and forward contract related translation	(18,801)	—
Written options	—	(9,538,308)
Undistributed net realized gains (losses) on investments	252,830	(47,431,091)
Undistributed net investment income (loss)	24,249	(682,347)
Net Assets	$281,178,226	$1,559,513,647
Class A
Net assets	$100,118,794	$642,435,967
Shares outstanding	10,241,791	24,332,674
Net asset value per share and redemption proceeds per share	$9.78	$26.40
Offering price per share (NAV per share plus maximum sales charge)	$10.24[1]	$27.79[2]
Class C
Net assets	$41,813,123	$230,704,884
Shares outstanding	4,281,877	10,037,986
Net asset value per share	$9.77	$22.98
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[3]	$9.67	$22.75
Class I
Net assets	$139,246,309	—
Shares outstanding	14,247,856	—
Net asset value per share and redemption proceeds per share	$9.77	—
Class Y
Net assets	—	$686,372,796
Shares outstanding	—	25,526,586
Net asset value per share and redemption proceeds per share	—	$26.89

  1  The maximum sales charge is 4.50% for Class A shares. Classes C, I and Y have no front-end sales charges.

  2  The maximum sales charge is 5.00% for Class A shares. Classes C, I and Y have no front-end sales charges.

  3  The maximum CDSC (Contingent Deferred Sales Charge) is 1.00% for Class C shares, which is charged on the lesser of the offering price or the net asset value at the time of sale by shareholder. This pertains to investments of one year or less.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Statements of Operations

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Gold Cayman Fund, Ltd.

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND
Investment Income
Interest (net of $196,846, $63,242, $0, and $0, foreign taxes withheld, respectively)	$13,152,200	$3,961,895
Dividends from: (net of $22,315,655, $12,034,952, $96,140, and $934,367, foreign taxes withheld, respectively)
Unaffiliated issuers	308,118,638	98,486,787
Affiliated issuers	42,707,455	23,181,666
Other Income	47,519	46,301
Total Income	364,025,812	125,676,649
Expenses
Investment advisory fees (Note 2)	122,383,426	38,201,301
Administrative costs (Note 2)	2,569,164	865,148
Distribution fees (Note 3)
Class A	18,494,991	6,235,916
Class C	32,604,276	3,766,687
Service fees - Class C (Note 3)	10,868,092	1,255,562
Shareholder servicing agent fees	14,360,763	5,718,127
Custodian and accounting fees	2,179,653	1,246,901
Shareholder reporting fees	1,279,946	347,899
Trustees' fees	338,950	114,158
Registration and filing fees	632,273	211,141
Professional fees	228,228	127,852
Other Expenses	366,201	135,509
Total Expenses	206,305,963	58,226,201
Expense reductions due to earnings credits (Note 1)	(1,625)	(488)
Net Expenses	206,304,338	58,225,713
Net Investment Income (Loss) (Note 1)	157,721,474	67,450,936
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	641,728,159	202,588,509
Investment transactions of affiliated issuers	5,172,283	3,074,415
Foreign currency and forward contract related transactions	92,294,489	49,792,206
Written options	2,030,334	—
	741,225,265	255,455,130
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of increase in deferred capital gain country tax accruals of $5,556,564, $2,932,926, $0, and $0, respectively)	814,228,335	(72,161,443)
Foreign currency and forward contract related translation	38,043,017	25,279,296
Written options	1,914,178	—
	854,185,530	(46,882,147)
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions and written options	1,595,410,795	208,572,983
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,753,132,269	$276,023,919

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Six-Months Ended April 30, 2012 (unaudited)

	FIRST EAGLE U.S. VALUE FUND	FIRST EAGLE GOLD FUND*
Investment Income
Interest (net of $196,846, $63,242, $0, and $0, foreign taxes withheld, respectively)	$3,058,075	$1,160,218
Dividends from: (net of $22,315,655, $12,034,952, $96,140, and $934,367, foreign taxes withheld, respectively)
Unaffiliated issuers	20,069,144	17,254,400
Affiliated issuers	52,383	—
Other Income	299	—
Total Income	23,179,901	18,414,618
Expenses
Investment advisory fees (Note 2)	8,677,049	12,025,529
Administrative costs (Note 2)	154,082	312,752
Distribution fees (Note 3)
Class A	1,434,489	2,032,643
Class C	1,813,145	2,347,398
Service fees - Class C (Note 3)	604,382	782,466
Shareholder servicing agent fees	1,031,349	2,039,263
Custodian and accounting fees	92,553	347,200
Shareholder reporting fees	119,740	154,820
Trustees' fees	20,058	46,353
Registration and filing fees	136,836	120,952
Professional fees	54,152	82,288
Other Expenses	29,524	53,311
Total Expenses	14,167,359	20,344,975
Expense reductions due to earnings credits (Note 1)	(175)	(215)
Net Expenses	14,167,184	20,344,760
Net Investment Income (Loss) (Note 1)	9,012,717	(1,930,142)
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	38,521,930	27,356,922
Investment transactions of affiliated issuers	—	—
Foreign currency and forward contract related transactions	(8,301)	(8,205)
Written options	341,309	—
	38,854,938	27,348,717
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of increase in deferred capital gain country tax accruals of $5,556,564, $2,932,926, $0, and $0, respectively)	130,416,142	(613,206,328)
Foreign currency and forward contract related translation	—	1,751
Written options	112,728	—
	130,528,870	(613,204,577)
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions and written options	169,383,808	(585,855,860)
Net Increase (Decrease) in Net Assets Resulting from Operations	$178,396,525	$(587,786,002)

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Statements of Operations (continued)

	FIRST EAGLE HIGH YIELD FUND**	FIRST EAGLE HIGH YIELD FUND***
Investment Income
Interest	$1,403,776	$2,321,034
Dividends from: (net of $0, $0 and $8,820, foreign taxes withheld, respectively)
Unaffiliated issuers	—	—
Other Income	57,244	20,880
Total Income	1,461,020	2,341,914
Expenses
Investment advisory fees (Note 2)	135,445	216,063
Administrative costs (Note 2)	—	—
Distribution fees (Note 3)
Class A	16,107	12,552
Class C	20,557	17,067
Class Y	—	—
Service fees - Class C (Note 3)	6,852	5,689
Shareholder servicing agent fees	3,811	4,477
Custodian and accounting fees	7,155	4,103
Shareholder reporting fees	6,410	18,531
Trustees' fees	329	2,036
Registration and filing fees	9,804	30,060
Professional fees	13,729	30,135
Other Expenses	6,980	13,944
Total Expenses	227,179	354,657
Investment Advisory Fee Waiver	(31,283)	(72,599)
Expense reductions due to earnings credits (Note 1)	—	—
Net Expenses	195,896	282,058
Net Investment Income (Loss) (Note 1)	1,265,124	2,059,856
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	138,603	369,783
Foreign currency and forward contract related transactions	789	(49,154)
Written options	—	—
	139,392	320,629
Changes in unrealized appreciation (depreciation) of:
Investment transactions	795,328	1,573,567
Foreign currency and forward contract related translation	(3,810)	(14,991)
Written options	—	—
	791,518	1,558,576
Net realized and unrealized gains on investments, foreign currency and forward contract related transactions and written options	930,910	1,879,205
Net Increase in Net Assets Resulting from Operations	$2,196,034	$3,939,061

  **  For the period from April 1, 2012 to April 30, 2012.

  ***  For the fiscal year ended March 31, 2012.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Six-Months Ended April 30, 2012 (unaudited)

FIRST EAGLE FUND OF AMERICA
Investment Income
Interest	$76,830
Dividends from: (net of $0, $0 and $8,820, foreign taxes withheld, respectively)
Unaffiliated issuers	10,495,150
Other Income	—
Total Income	10,571,980
Expenses
Investment advisory fees (Note 2)	7,188,042
Administrative costs (Note 2)	116,338
Distribution fees (Note 3)
Class A	727,643
Class C	776,993
Class Y	810,369
Service fees - Class C (Note 3)	258,998
Shareholder servicing agent fees	865,591
Custodian and accounting fees	95,155
Shareholder reporting fees	77,708
Trustees' fees	15,489
Registration and filing fees	109,738
Professional fees	61,482
Other Expenses	24,928
Total Expenses	11,128,474
Investment Advisory Fee Waiver	—
Expense reductions due to earnings credits (Note 1)	(109)
Net Expenses	11,128,365
Net Investment Income (Loss) (Note 1)	(556,385)
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	(18,427,450)
Foreign currency and forward contract related transactions	—
Written options	(13,919,582)
(32,347,032)
Changes in unrealized appreciation (depreciation) of:
Investment transactions	227,156,867
Foreign currency and forward contract related translation	—
Written options	74,639
227,231,506
Net realized and unrealized gains on investments, foreign currency and forward contract related transactions and written options	194,884,474
Net Increase in Net Assets Resulting from Operations	$194,328,089

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Statements of Changes in Net Assets

	FIRST EAGLE GLOBAL FUND		FIRST EAGLE OVERSEAS FUND
	SIX-MONTHS ENDED APRIL 30, 2012 (unaudited)	YEAR ENDED OCTOBER 31, 2011	SIX-MONTHS ENDED APRIL 30, 2012 (unaudited)	YEAR ENDED OCTOBER 31, 2011
Operations
Net investment income (loss)	$157,721,474	$195,358,527	$67,450,936	$82,538,430
Net realized gain from investments, foreign currency and forward contract related transactions and written options	741,225,265	690,306,873	255,455,130	239,416,900
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions and written options	854,185,530	798,845,665	(46,882,147)	26,703,063
Net increase (decrease) in net assets resulting from operations	1,753,132,269	1,684,511,065	276,023,919	348,658,393
Distribution to Shareholders
Dividends paid from net investment income
Class A	(161,659,347)	(179,125,248)	(87,147,378)	(68,667,242)
Class C	(37,795,689)	(53,722,987)	(9,351,396)	(7,990,749)
Class I	(117,693,838)	(94,957,034)	(83,348,638)	(56,678,049)
Class Y	—	—	—	—
Distributions paid from net realized gains from investment transactions
Class A	(187,416,480)	—	(144,484,153)	(44,782,633)
Class C	(112,464,797)	—	(30,206,608)	(9,220,791)
Class I	(111,887,923)	—	(117,992,781)	(31,995,749)
Class Y	—	—	—	—
Decrease in net assets resulting from distributions	(728,918,074)	(327,805,269)	(472,530,954)	(219,335,213)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	4,861,571,406	10,549,879,443	1,672,849,503	3,711,007,723
Net asset value of shares issued for reinvested dividends and distributions	575,706,733	261,507,604	394,213,422	184,257,838
Cost of shares redeemed	(2,618,604,732)	(5,041,087,367)	(1,395,302,636)	(2,714,178,454)
Redemption fees	417,685	1,147,493	157,933	583,929
Increase (decrease) in net assets from Fund share transactions	2,819,091,092	5,771,447,173	671,918,222	1,181,671,036
Net increase (decrease) in net assets	3,843,305,287	7,128,152,969	475,411,187	1,310,994,216
Net Assets (Note 1)
Beginning of period	31,192,108,902	24,063,955,933	10,185,516,554	8,874,522,338
End of period	$35,035,414,189	$31,192,108,902	$10,660,927,741	$10,185,516,554
Undistributed net investment income (loss)	$(174,518,753)	$(15,091,353)	$(287,753,874)	$(175,357,398)

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Gold Cayman Fund, Ltd.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

	FIRST EAGLE U.S. VALUE FUND		FIRST EAGLE GOLD FUND*
	SIX-MONTHS ENDED APRIL 30, 2012 (unaudited)	YEAR ENDED OCTOBER 31, 2011	SIX-MONTHS ENDED APRIL 30, 2012 (unaudited)	YEAR ENDED OCTOBER 31, 2011
Operations
Net investment income (loss)	$9,012,717	$14,284,155	$(1,930,142)	$(21,503,086)
Net realized gain from investments, foreign currency and forward contract related transactions and written options	38,854,938	68,932,963	27,348,717	166,627,775
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions and written options	130,528,870	50,108,672	(613,204,577)	85,417,459
Net increase (decrease) in net assets resulting from operations	178,396,525	133,325,790	(587,786,002)	230,542,148
Distribution to Shareholders
Dividends paid from net investment income
Class A	(8,668,560)	(14,601,729)	(21,160,789)	(41,372,108)
Class C	(761,790)	(4,588,209)	(3,321,956)	(10,828,155)
Class I	(5,904,350)	(7,711,426)	(14,147,644)	(16,752,495)
Class Y	—	—	—	—
Distributions paid from net realized gains from investment transactions
Class A	(27,270,843)	—	(48,611,807)	(68,368,215)
Class C	(11,485,203)	—	(18,719,722)	(23,482,892)
Class I	(14,754,342)	—	(26,628,986)	(25,391,355)
Class Y	—	—	—	—
Decrease in net assets resulting from distributions	(68,845,088)	(26,901,364)	(132,590,904)	(186,195,220)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	854,998,750	842,143,081	647,074,657	1,302,888,135
Net asset value of shares issued for reinvested dividends and distributions	57,064,121	21,330,710	92,471,313	137,426,605
Cost of shares redeemed	(230,276,546)	(385,318,959)	(863,886,461)	(1,175,616,542)
Redemption fees	—	—	137,125	385,738
Increase (decrease) in net assets from Fund share transactions	681,786,325	478,154,832	(124,203,366)	265,083,936
Net increase (decrease) in net assets	791,337,762	584,579,258	(844,580,272)	309,430,864
Net Assets (Note 1)
Beginning of period	1,912,518,390	1,327,939,132	3,519,918,822	3,210,487,958
End of period	$2,703,856,152	$1,912,518,390	$2,675,338,550	$3,519,918,822
Undistributed net investment income (loss)	$7,861,407	$14,183,390	$(122,050,079)	$(81,489,548)

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Statements of Changes in Net Assets (continued)

See Notes to Financial Statements.

	FIRST EAGLE HIGH YIELD FUND
	PERIOD FROM APRIL 1, 2012 TO APRIL 30, 2012 (unaudited)	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Operations
Net investment income (loss)	$1,265,124	$2,059,856	$917,373
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	139,392	320,629	631,187
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions and written options	791,518	1,558,576	(179,372)
Net increase (decrease) in net assets resulting from operations	2,196,034	3,939,061	1,369,188
Distribution to Shareholders
Dividends paid from net investment income
Class A	(396,067)	(277,672)	—
Class C	(148,651)	(107,973)	—
Class I	(676,545)	(1,664,694)	(914,365)
Class Y	—	—	—
Distributions paid from net realized gains from investment transactions
Class A	—	—	—
Class C	—	—	—
Class I	—	(579,534)	(754,658)
Class Y	—	—	—
Decrease in net assets resulting from distributions	(1,221,263)	(2,629,873)	(1,669,023)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	78,548,626	202,495,554	2,265,250
Net asset value of shares issued for reinvested dividends and distributions	1,046,797	2,480,994	1,669,125
Cost of shares redeemed	(2,272,554)	(14,567,403)	(2,472,677)
Redemption fees	—	—	—
Increase (decrease) in net assets from Fund share transactions	77,322,869	190,409,145	1,461,698
Net increase (decrease) in net assets	78,297,640	191,718,333	1,161,863
Net Assets (Note 1)
Beginning of period	202,880,586	11,162,253	10,000,390
End of period	$281,178,226	$202,880,586	$11,162,253
Undistributed net investment income (loss)	$24,249	$(19,612)	$20,120

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

	FIRST EAGLE FUND OF AMERICA
	SIX-MONTHS ENDED APRIL 30, 2012 (unaudited)	YEAR ENDED OCTOBER 31, 2011
Operations
Net investment income (loss)	$(556,385)	$(5,611,267)
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	(32,347,032)	116,260,451
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions and written options	227,231,506	(86,849,116)
Net increase (decrease) in net assets resulting from operations	194,328,089	23,800,068
Distribution to Shareholders
Dividends paid from net investment income
Class A	—	(2,737,506)
Class C	—	(253,288)
Class I	—	—
Class Y	—	(3,991,165)
Distributions paid from net realized gains from investment transactions
Class A	(39,934,206)	—
Class C	(15,978,381)	—
Class I	—	—
Class Y	(44,697,643)	—
Decrease in net assets resulting from distributions	(100,610,230)	(6,981,959)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	157,597,307	512,908,266
Net asset value of shares issued for reinvested dividends and distributions	88,825,155	6,163,174
Cost of shares redeemed	(156,372,098)	(259,451,806)
Redemption fees	—	—
Increase (decrease) in net assets from Fund share transactions	90,050,364	259,619,634
Net increase (decrease) in net assets	183,768,223	276,437,743
Net Assets (Note 1)
Beginning of period	1,375,745,424	1,099,307,681
End of period	$1,559,513,647	$1,375,745,424
Undistributed net investment income (loss)	$(682,347)	$(125,962)

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Financial Highlights

	SIX-MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2012 (unaudited)						2011
	CLASS A		CLASS C		CLASS I		CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	46.90		45.91		47.15		44.36	43.47	44.59
Income from investment operations:
Net investment income ($)	0.26		0.08		0.32		0.39	0.04	0.51
Net realized and unrealized gains (losses) on investments	2.26		2.23		2.26		2.79	2.75	2.81
Total income (loss) from investment operations	2.52		2.31		2.58		3.18	2.79	3.32
Less distributions:
Distributions from net investment income ($)	-0.53		-0.21		-0.64		-0.64	-0.35	-0.76
Distributions from capital gains	-0.61		-0.61		-0.61		—	—	—
Total distributions	-1.14		-0.82		-1.25		-0.64	-0.35	-0.76
Net asset value, end of period ($)	48.28		47.40		48.48		46.90	45.91	47.15
Total return(c) (%)	5.55	(a)	5.14	(a)	5.68	(a)	7.23	6.45	7.52
Ratios and supplemental data
Net assets, end of period (millions) ($)	15,619		9,225		10,191		14,352	8,385	8,455
Ratio of operating expenses to average net assets including earnings credits (%)	1.13	(b)	1.88	(b)	0.88	(b)	1.13	1.88	0.88
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.13	(b)	1.88	(b)	0.88	(b)	1.13	1.88	0.88
Ratio of net investment income to average net assets including earnings credits (%)	1.09	(b)	0.34	(b)	1.36	(b)	0.83	0.08	1.07
Ratio of net investment income to average net assets excluding earnings credits (%)	1.09	(b)	0.34	(b)	1.36	(b)	0.83	0.08	1.07
Portfolio turnover rate (%)	6.52	(a)	6.52	(a)	6.52	(a)	11.57	11.57	11.57

  *  Per share amounts have been calculated using the average shares method.

  **  Amount represents less than $0.01 per share.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Global Fund

	YEAR ENDED OCTOBER 31,
	2010			2009				2008			2007
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C		CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	38.74	38.07	38.92	34.45	33.99		34.62	51.09	50.46	51.32	48.36	47.83	48.56
Income from investment operations:
Net investment income ($)	0.56	0.26	0.69	0.39	0.13		0.47	0.64	0.31	0.76	0.67	0.31	0.79
Net realized and unrealized gains (losses) on investments	5.63	5.51	5.63	6.35	6.26		6.39	-11.82	-11.69	-11.88	6.91	6.84	6.94
Total income (loss) from investment operations	6.19	5.77	6.32	6.74	6.39		6.86	-11.18	-11.38	-11.12	7.58	7.15	7.73
Less distributions:
Distributions from net investment income ($)	-0.57	-0.37	-0.65	-0.14	-0.00	**	-0.25	-1.07	-0.70	-1.19	-1.22	-0.89	-1.34
Distributions from capital gains	—	—	—	-2.31	-2.31		-2.31	-4.39	-4.39	-4.39	-3.63	-3.63	-3.63
Total distributions	-0.57	-0.37	-0.65	-2.45	-2.31		-2.56	-5.46	-5.09	-5.58	-4.85	-4.52	-4.97
Net asset value, end of period ($)	44.36	43.47	44.59	38.74	38.07		38.92	34.45	33.99	34.62	51.09	50.46	51.32
Total return(c) (%)	16.13	15.23	16.40	20.81	19.93		21.13	-24.41	-24.99	-24.21	16.91	16.03	17.19
Ratios and supplemental data
Net assets, end of period (millions) ($)	12,195	6,524	5,345	10,562	5,158		3,338	9,784	4,623	2,898	13,451	5,593	3,193
Ratio of operating expenses to average net assets including earnings credits (%)	1.16	1.91	0.91	1.19	1.94		0.94	1.14	1.89	0.89	1.12	1.87	0.87
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.16	1.91	0.91	1.19	1.94		0.94	1.14	1.89	0.89	1.12	1.87	0.87
Ratio of net investment income to average net assets including earnings credits (%)	1.36	0.63	1.68	1.14	0.38		1.37	1.48	0.73	1.74	1.40	0.65	1.64
Ratio of net investment income to average net assets excluding earnings credits (%)	1.36	0.63	1.68	1.14	0.38		1.37	1.48	0.73	1.74	1.39	0.64	1.64
Portfolio turnover rate (%)	17.37	17.37	17.37	12.52	12.52		12.52	29.69	29.69	29.69	37.58	37.58	37.58
FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Financial Highlights

	SIX-MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2012 (unaudited)						2011
	CLASS A		CLASS C		CLASS I		CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	22.25		21.61		22.61		21.86	21.26	22.20
Income from investment operations:
Net investment income ($)	0.14		0.05		0.17		0.18	0.01	0.24
Net realized and unrealized gains (losses) on investments	0.41		0.41		0.41		0.74	0.73	0.75
Total income (loss) from investment operations	0.55		0.46		0.58		0.92	0.74	0.99
Less distributions:
Distributions from net investment income ($)	-0.39		-0.20		-0.45		-0.32	-0.18	-0.37
Distributions from capital gains	-0.64		-0.64		-0.64		-0.21	-0.21	-0.21
Total distributions	-1.03		-0.84		-1.09		-0.53	-0.39	-0.58
Net asset value, end of period ($)	21.77		21.23		22.10		22.25	21.61	22.61
Total return(c) (%)	2.75	(a)	2.40	(a)	2.89	(a)	4.27	3.48	4.52
Ratios and supplemental data
Net assets, end of period (millions) ($)	5,155		1,022		4,483		5,023	1,027	4,136
Ratio of operating expenses to average net assets including earnings credits (%)	1.17	(b)	1.92	(b)	0.92	(b)	1.14	1.89	0.89
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.17	(b)	1.92	(b)	0.92	(b)	1.14	1.89	0.89
Ratio of net investment income to average net assets including earnings credits (%)	1.29	(b)	0.52	(b)	1.56	(b)	0.78	0.04	1.06
Ratio of net investment income to average net assets excluding earnings credits (%)	1.29	(b)	0.52	(b)	1.56	(b)	0.78	0.04	1.06
Portfolio turnover rate (%)	5.80	(a)	5.80	(a)	5.80	(a)	12.22	12.22	12.22

  *  Per share amounts have been calculated using the average shares method.

  **  Amount represents less than $0.01 per share.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Overseas Fund

	YEAR ENDED OCTOBER 31,
	2010				2009				2008			2007
	CLASS A	CLASS C		CLASS I	CLASS A	CLASS C		CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	19.51	19.03		19.80	17.21	16.93		17.41	28.09	27.66	28.38	26.70	26.33	26.94
Income from investment operations:
Net investment income ($)	0.15	0.00	**	0.21	0.26	0.13		0.30	0.35	0.18	0.40	0.41	0.21	0.48
Net realized and unrealized gains (losses) on investments	2.80	2.72		2.82	3.72	3.63		3.78	-7.21	-7.10	-7.28	4.05	4.00	4.10
Total income (loss) from investment operations	2.95	2.72		3.03	3.98	3.76		4.08	-6.86	-6.92	-6.88	4.46	4.21	4.58
Less distributions:
Distributions from net investment income ($)	-0.60	-0.49		-0.63	-0.02	0.00	**	-0.03	-0.87	-0.66	-0.94	-0.87	-0.68	-0.94
Distributions from capital gains	—	—		—	-1.66	-1.66		-1.66	-3.15	-3.15	-3.15	-2.20	-2.20	-2.20
Total distributions	-0.60	-0.49		-0.63	-1.68	-1.66		-1.69	-4.02	-3.81	-4.09	-3.07	-2.88	-3.14
Net asset value, end of period ($)	21.86	21.26		22.20	19.51	19.03		19.80	17.21	16.93	17.41	28.09	27.66	28.38
Total return(c) (%)	15.45	14.55		15.68	24.95	23.96		25.26	-28.15	-28.67	-27.97	18.20	17.31	18.52
Ratios and supplemental data
Net assets, end of period (millions) ($)	4,676	914		3,284	4,024	792		2,211	3,518	737	1,968	5,974	1,203	3,942
Ratio of operating expenses to average net assets including earnings credits (%)	1.17	1.92		0.92	1.20	1.95		0.95	1.15	1.90	0.90	1.12	1.87	0.87
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.17	1.92		0.92	1.20	1.95		0.95	1.15	1.90	0.90	1.12	1.87	0.87
Ratio of net investment income to average net assets including earnings credits (%)	0.76	0.01		1.03	1.51	0.76		1.75	1.57	0.82	1.76	1.54	0.79	1.80
Ratio of net investment income to average net assets excluding earnings credits (%)	0.76	0.01		1.03	1.51	0.76		1.75	1.57	0.82	1.76	1.54	0.78	1.79
Portfolio turnover rate (%)	15.53	15.53		15.53	8.65	8.65		8.65	15.72	15.72	15.72	34.29	34.29	34.29

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Financial Highlights

	SIX-MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2012 (unaudited)						2011
	CLASS A		CLASS C		CLASS I		CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	17.12		16.91		17.33		15.94	15.75	16.12
Income from investment operations:
Net investment income ($)	0.07		0.01		0.10		0.17	0.04	0.21
Net realized and unrealized gains (losses) on investments	1.24		1.23		1.25		1.34	1.34	1.37
Total income (loss) from investment operations	1.31		1.24		1.35		1.51	1.38	1.58
Less distributions:
Distributions from net investment income ($)	-0.14		-0.03		-0.18		-0.33	-0.22	-0.37
Distributions from capital gains	-0.45		-0.45		-0.45		—	—	—
Total distributions	-0.59		-0.48		-0.63		-0.33	-0.22	-0.37
Net asset value, end of period ($)	17.84		17.67		18.05		17.12	16.91	17.33
Total return(c) (%)	8.02	(a)	7.61	(a)	8.16	(a)	9.60	8.85	9.92
Ratios and supplemental data
Net assets, end of period (millions) ($)	1,323		561		819		967	408	538
Ratio of operating expenses to average net assets including earnings credits (%)	1.14	(b)	1.89	(b)	0.89	(b)	1.18	1.93	0.93
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.14	(b)	1.89	(b)	0.89	(b)	1.18	1.93	0.93
Ratio of net investment income to average net assets including earnings credits (%)	0.87	(b)	0.12	(b)	1.10	(b)	0.98	0.24	1.23
Ratio of net investment income to average net assets excluding earnings credits (%)	0.87	(b)	0.12	(b)	1.10	(b)	0.98	0.24	1.23
Portfolio turnover rate (%)	11.66	(a)	11.66	(a)	11.66	(a)	18.54	18.54	18.54

  *  Per share amounts have been calculated using the average shares method.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

U.S. Value Fund

	YEAR ENDED OCTOBER 31,
	2010			2009			2008			2007
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	14.21	14.06	14.37	12.75	12.63	12.89	17.01	16.87	17.19	16.19	16.08	16.34
Income from investment operations:
Net investment income ($)	0.32	0.21	0.38	0.21	0.12	0.24	0.36	0.24	0.40	0.33	0.21	0.38
Net realized and unrealized gains (losses) on investments	1.60	1.58	1.59	1.58	1.56	1.60	-3.65	-3.63	-3.69	1.45	1.44	1.46
Total income (loss) from investment operations	1.92	1.79	1.97	1.79	1.68	1.84	-3.29	-3.39	-3.29	1.78	1.65	1.84
Less distributions:
Distributions from net investment income ($)	-0.19	-0.10	-0.22	-0.22	-0.14	-0.25	-0.31	-0.19	-0.35	-0.30	-0.20	-0.33
Distributions from capital gains	—	—	—	-0.11	-0.11	-0.11	-0.66	-0.66	-0.66	-0.66	-0.66	-0.66
Total distributions	-0.19	-0.10	-0.22	-0.33	-0.25	-0.36	-0.97	-0.85	-1.01	-0.96	-0.86	-0.99
Net asset value, end of period ($)	15.94	15.75	16.12	14.21	14.06	14.37	12.75	12.63	12.89	17.01	16.87	17.19
Total return(c) (%)	13.64	12.75	13.84	14.52	13.63	14.78	-20.56	-21.17	-20.36	11.47	10.65	11.78
Ratios and supplemental data
Net assets, end of period (millions) ($)	680	320	328	547	263	199	271	167	104	324	233	104
Ratio of operating expenses to average net assets including earnings credits (%)	1.23	1.98	0.99	1.26	2.00	1.01	1.20	1.96	0.95	1.20	1.95	0.95
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.23	1.98	0.99	1.26	2.00	1.01	1.21	1.96	0.96	1.20	1.95	0.96
Ratio of net investment income to average net assets including earnings credits (%)	2.15	1.41	2.46	1.63	0.93	1.90	2.28	1.53	2.53	2.04	1.29	2.32
Ratio of net investment income to average net assets excluding earnings credits (%)	2.15	1.41	2.46	1.63	0.93	1.90	2.28	1.52	2.53	2.04	1.28	2.32
Portfolio turnover rate (%)	12.23	12.23	12.23	14.88	14.88	14.88	21.75	21.75	21.75	32.54	32.54	32.54

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Financial Highlights

	SIX-MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2012 (unaudited)						2011
	CLASS A		CLASS C		CLASS I		CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	33.89		32.78		34.33		33.42	32.44	33.81
Income from investment operations:
Net investment income (loss) ($)	-0.01		-0.12		0.03		-0.19	-0.42	-0.10
Net realized and unrealized gains (losses) on investments	-5.50		-5.01		-5.89		2.60	2.53	2.63
Total income (loss) from investment operations	-5.51		-5.13		-5.86		2.41	2.11	2.53
Less distributions:
Distributions from net investment income ($)	-0.39		-0.48		-0.16		-0.73	-0.56	-0.80
Distributions from capital gains	-0.90		-0.90		-0.90		-1.21	-1.21	-1.21
Total distributions	-1.29		-1.38		-1.06		-1.94	-1.77	-2.01
Net asset value, end of period ($)	27.09		26.27		27.41		33.89	32.78	34.33
Total return(c) (%)	-16.66	(a)	-16.98	(a)	-16.57	(a)	7.38	6.61	7.66
Ratios and supplemental data
Net assets, end of period (millions) ($)	1,417		555		703		1,834	683	1,003
Ratio of operating expenses to average net assets including earnings credits (%)	1.20	(b)	1.95	(b)	0.95	(b)	1.20	1.95	0.95
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.20	(b)	1.95	(b)	0.95	(b)	1.20	1.95	0.95
Ratio of net investment income (loss) to average net assets including earnings credits (%)	-0.05	(b)	-0.81	(b)	0.21	(b)	-0.56	-1.30	-0.30
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	-0.05	(b)	-0.81	(b)	0.21	(b)	-0.56	-1.30	-0.30
Portfolio turnover rate (%)	4.74	(a)	4.74	(a)	4.74	(a)	13.26	13.26	13.26

  *  Per share amounts have been calculated using the average shares method.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Gold Fund

	YEAR ENDED OCTOBER 31,
	2010			2009			2008			2007
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	25.15	24.52	25.43	14.85	14.60	14.98	27.28	26.86	27.48	23.48	23.17	23.62
Income from investment operations:
Net investment income (loss) ($)	-0.17	-0.38	-0.11	-0.14	-0.30	-0.09	-0.09	-0.27	-0.05	-0.12	-0.28	-0.07
Net realized and unrealized gains (losses) on investments	8.82	8.58	8.92	11.50	11.28	11.60	-10.61	-10.43	-10.66	7.72	7.61	7.78
Total income (loss) from investment operations	8.65	8.20	8.81	11.36	10.98	11.51	-10.70	-10.70	-10.71	7.60	7.33	7.71
Less distributions:
Distributions from net investment income ($)	-0.38	-0.28	-0.43	—	—	—	-0.78	-0.61	-0.84	-0.74	-0.58	-0.79
Distributions from capital gains	—	—	—	-1.06	-1.06	-1.06	-0.95	-0.95	-0.95	-3.06	-3.06	-3.06
Total distributions	-0.38	-0.28	-0.43	-1.06	-1.06	-1.06	-1.73	-1.56	-1.79	-3.80	-3.64	-3.85
Net asset value, end of period ($)	33.42	32.44	33.81	25.15	24.52	25.43	14.85	14.60	14.98	27.28	26.86	27.48
Total return(c) (%)	34.73	33.66	35.01	78.93	77.62	79.27	-41.56	-41.99	-41.36	37.57	36.55	37.93
Ratios and supplemental data
Net assets, end of period (millions) ($)	1,900	616	695	1,325	362	165	480	109	71	890	196	166
Ratio of operating expenses to average net assets including earnings credits (%)	1.22	1.97	0.97	1.26	2.01	1.01	1.21	1.96	0.95	1.20	1.95	0.95
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.22	1.97	0.97	1.26	2.01	1.01	1.21	1.96	0.96	1.20	1.95	0.95
Ratio of net investment income (loss) to average net assets including earnings credits (%)	-0.60	-1.35	-0.36	-0.65	-1.40	-0.40	-0.38	-1.13	-0.20	-0.55	-1.30	-0.30
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	-0.60	-1.35	-0.36	-0.65	-1.40	-0.40	-0.38	-1.14	-0.20	-0.56	-1.31	-0.31
Portfolio turnover rate (%)	5.50	5.50	5.50	3.00	3.00	3.00	8.74	8.74	8.74	16.37	16.37	16.37

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Financial Highlights

	PERIOD FROM APRIL 1, 2012 TO						YEAR ENDED MARCH 31,
	APRIL 30, 2012 (unaudited)						2012^
	CLASS A		CLASS C		CLASS I		CLASS A^^^		CLASS C^^^		CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	9.75		9.74		9.75		9.40		9.40		10.29
Income from investment operations:
Net investment income ($)	0.05		0.04		0.05		0.13		0.11		0.68
Net realized and unrealized gains (losses) on investments	0.03		0.03		0.02		0.35		0.34		-0.11
Total income (loss) from investment operations	0.08		0.07		0.07		0.48		0.45		0.57
Less distributions:
Distributions from net investment income ($)	-0.05		-0.04		-0.05		-0.13		-0.11		-0.83
Distributions from capital gains	—		—		—		—		—		-0.28
Total distributions	-0.05		-0.04		-0.05		-0.13		-0.11		-1.11
Net asset value, end of period ($)	9.78		9.77		9.77		9.75		9.74		9.75
Total return(c) (%)	0.72	(a)	0.66	(a)	0.75	(a)	5.11		4.78		6.11
Ratios and supplemental data
Net assets, end of period (millions) ($)	100		42		139		60		28		115
Ratio of operating expenses to average net assets including fee waivers and reimbursements (%)	1.01	(b)	1.76	(b)	0.80	(b)	0.95	(b)	1.66	(b)	0.80
Ratio of operating expenses to average net assets excluding fee waivers and reimbursements (%)	1.17	(b)	1.92	(b)	0.96	(b)	1.12	(b)	1.83	(b)	1.05
Ratio of net investment income to average net assets including fee waivers and reimbursements (%)	6.34	(b)	5.64	(b)	6.80	(b)	5.48	(b)	4.74	(b)	6.98
Ratio of net investment income to average net assets excluding fee waivers and reimbursements (%)	6.18	(b)	5.48	(b)	6.64	(b)	5.31	(b)	4.57	(b)	6.73
Portfolio turnover rate (%)	4.51	(a)	4.51	(a)	4.51	(a)	45.21		45.21		45.21

  ^  The Fund commenced operations in its present form on December 30, 2011.

  ^^  The predecessor Fund, Old Mutual High Yield Fund, commenced operations on November 19, 2007.

  ^^^  Class A and Class C commenced investment operations on January 3, 2012.

  *  Per share amounts have been calculated using the average shares method.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the sales charge of 4.50% for Class A and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

High Yield Fund

	YEAR ENDED MARCH 31,
	2011	2010	2009	2008^^
	CLASS I	CLASS I	CLASS I	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	10.67	7.72	9.29	10.00
Income from investment operations:
Net investment income ($)	0.98	1.31	0.85	0.36
Net realized and unrealized gains (losses) on investments	0.47	3.07	-1.55	-0.69
Total income (loss) from investment operations	1.45	4.38	-0.70	-0.33
Less distributions:
Distributions from net investment income ($)	-0.98	-1.28	-0.87	-0.38
Distributions from capital gains	-0.85	-0.15	—	—
Total distributions	-1.83	-1.43	-0.87	-0.38
Net asset value, end of period ($)	10.29	10.67	7.72	9.29
Total return(c) (%)	14.81	59.30	-7.78	-3.39
Ratios and supplemental data
Net assets, end of period (millions) ($)	11	10	9	9
Ratio of operating expenses to average net assets including fee waivers and reimbursements (%)	0.80	0.80	0.80	0.80	(b)
Ratio of operating expenses to average net assets excluding fee waivers and reimbursements (%)	1.21	1.04	1.05	1.86	(b)
Ratio of net investment income to average net assets including fee waivers and reimbursements (%)	9.33	13.34	10.04	10.90	(b)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements (%)	8.92	13.10	9.79	9.84
Portfolio turnover rate (%)	145.96	292.11	74.19	10.78

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Financial Highlights

	SIX-MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2012 (unaudited)						2011
	CLASS A		CLASS C		CLASS Y		CLASS A	CLASS C	CLASS Y
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	24.91		22.01		25.35		24.06	21.32	24.47
Income from investment operations:
Net investment income (loss) ($)	0.00	**	-0.08		0.00	**	-0.09	-0.25	-0.08
Net realized and unrealized gains (losses) on investments	3.31		2.87		3.36		1.11	0.98	1.12
Total income (loss) from investment operations	3.31		2.79		3.36		1.02	0.73	1.04
Less distributions:
Distributions from net investment income ($)	—		—		—		-0.17	-0.04	-0.16
Distributions from capital gains	-1.82		-1.82		-1.82		—	—	—
Total distributions	-1.82		-1.82		-1.82		-0.17	-0.04	-0.16
Net asset value, end of period ($)	26.40		22.98		26.89		24.91	22.01	25.35
Total return(c) (%)	14.51	(a)	14.08	(a)	14.54	(a)	4.22	3.43	4.20
Ratios and supplemental data
Net assets, end of period (millions) ($)	642		231		686		549	194	633
Ratio of operating expenses to average net assets including earnings credits (%)	1.44	(b)	2.19	(b)	1.44	(b)	1.43	2.18	1.43
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.44	(b)	2.19	(b)	1.44	(b)	1.43	2.18	1.43
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.03	(b)	-0.72	(b)	0.03	(b)	-0.33	-1.08	-0.31
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.03	(b)	-0.72	(b)	0.03	(b)	-0.33	-1.08	-0.31
Portfolio turnover rate (%)	40.42	(a)	40.42	(a)	40.42	(a)	67.61	67.61	67.61

  *  Per share amounts have been calculated using the average shares method.

  **  Amount represents less than $0.01 per share.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

  (d)  Investment income (loss) per share reflects special dividends received in Class A, C and Y which amounts to $0.13, $0.12, and $0.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets both with and without the effect of earnings credits in Class A, C and Y would have been -0.31%, -1.00%, and -0.22%.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Fund of America

	YEAR ENDED OCTOBER 31,
	2010			2009			2008			2007
	CLASS A	CLASS C	CLASS Y	CLASS A	CLASS C	CLASS Y	CLASS A	CLASS C	CLASS Y	CLASS A		CLASS C		CLASS Y
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	19.32	17.25	19.66	18.92	17.14	19.23	29.79	27.39	30.22	27.92		26.12		28.28
Income from investment operations:
Net investment income (loss) ($)	0.13	-0.03	0.14	-0.06	-0.18	-0.07	-0.06	-0.20	-0.01	0.05	(d)	-0.13	(d)	0.07	(d)
Net realized and unrealized gains (losses) on investments	4.61	4.10	4.67	1.61	1.44	1.65	-7.85	-7.16	-8.03	5.30		4.88		5.35
Total income (loss) from investment operations	4.74	4.07	4.81	1.55	1.26	1.58	-7.91	-7.36	-8.04	5.35		4.75		5.42
Less distributions:
Distributions from net investment income ($)	—	—	—	—	—	—	-0.07	—	-0.06	—		—		—
Distributions from capital gains	—	—	—	-1.15	-1.15	-1.15	-2.89	-2.89	-2.89	-3.48		-3.48		-3.48
Total distributions	—	—	—	-1.15	-1.15	-1.15	-2.96	-2.89	-2.95	-3.48		-3.48		-3.48
Net asset value, end of period ($)	24.06	21.32	24.47	19.32	17.25	19.66	18.92	17.14	19.23	29.79		27.39		30.22
Total return(c) (%)	24.53	23.59	24.47	9.13	8.34	9.14	-29.20	-29.74	-29.23	21.28		20.34		21.25
Ratios and supplemental data
Net assets, end of period (millions) ($)	379	122	599	276	90	503	127	61	501	82		65		756
Ratio of operating expenses to average net assets including earnings credits (%)	1.47	2.22	1.47	1.50	2.25	1.50	1.41	2.16	1.41	1.40		2.15		1.40
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.47	2.22	1.47	1.50	2.25	1.50	1.42	2.17	1.42	1.41		2.16		1.41
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.61	-0.14	0.62	-0.34	-1.10	-0.37	-0.23	-0.87	-0.06	0.18	(d)	-0.51	(d)	0.26	(d)
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.61	-0.14	0.62	-0.34	-1.10	-0.37	-0.24	-0.88	-0.07	0.17	(d)	-0.52	(d)	0.25	(d)
Portfolio turnover rate (%)	40.00	40.00	40.00	40.41	40.41	40.41	63.97	63.97	63.97	50.26		50.26		50.26

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Notes to Financial Statements (unaudited)

Note 1 — Significant Accounting Policies

First Eagle Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of seven separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle High Yield Fund, First Eagle Global Income Builder Fund and First Eagle Fund of America (each individually a "Fund" or collectively the "Funds"). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust. The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities. The First Eagle Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. The First Eagle High Yield Fund seeks to provide investors with a high level of current income. The First Eagle Global Income Builder Fund (which is newly organized and had no financial results to report as of the date of these financial statements) seeks current income generation and long-term growth of capital. The First Eagle Fund of America seeks capital appreciation by investing primarily in domestic stocks and, to a lesser extent, in debt and international equity securities.

The First Eagle Global Income Builder Fund commenced its operation on May 1, 2012.

The following is a summary of significant accounting policies adhered to by the Funds and are in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investment in Subsidiary — The First Eagle Gold Fund (the "Gold Fund") may invest in certain precious metals through its investment in the First Eagle Gold Cayman Fund, Ltd., a wholly owned subsidiary (the "Subsidiary"). The Gold Fund may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the Gold Fund.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

(continued)

The Subsidiary, established on May 28, 2010, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Gold Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. As of April 30, 2012, the Subsidiary has $63,754,244 in net assets, representing 2.38% of the Gold Fund's net assets.

b)  Investment valuation — Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ, in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.).

Forward contracts are valued as the current cost of covering or offsetting such contracts.

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Broker-Dealers or pricing services use multiple valuation techniques to

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Notes to Financial Statements (unaudited)

determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

The 2:00 p.m. E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

(continued)

Certain Funds with non-U.S. holdings have adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to a Fund's foreign holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds as of 4:00 p.m. E.S.T.

The Funds adopted provisions surrounding fair value measurements and disclosures that define fair value, establishes a framework for measuring fair value in GAAP and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including Fund's own assumption in determining the fair value of investments).

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Notes to Financial Statements (unaudited)

The following is a summary of the Funds' inputs used to value the Funds' investments as of April 30, 2012:

First Eagle Global Fund
DESCRIPTION	LEVEL 1	LEVEL 2(a)	LEVEL 3(b)	TOTAL
Assets: †
U.S. Common Stocks	$11,963,508,411	$4,235,323	$—	$11,967,743,734
International Common Stocks	13,886,801,267	20,881,584	10,748,338	13,918,431,189
International Preferred Stocks	240,666,169	—	—	240,666,169
Warrant	72,586,237	—	—	72,586,237
Commodity*	1,751,034,959	—	—	1,751,034,959
U.S. Corporate Bonds	—	33,627,946	—	33,627,946
International Corporate Notes and Bonds	—	59,235,590	31,758,004	90,993,594
International Government Bonds	—	597,379,785	—	597,379,785
International Commercial Paper	—	2,021,580,469	—	2,021,580,469
U.S. Commercial Paper	—	4,286,816,077	—	4,286,816,077
Foreign Currency Contracts**	—	46,855,058	—	46,855,058
Total	$27,914,597,043	$7,070,611,832	$42,506,342	$35,027,715,217
Liabilities:
Covered Call Option Written	$2,923,400	$—	$—	$2,923,400
Foreign Currency Contracts**	—	10,761,869	—	10,761,869
Total	$2,923,400	$10,761,869	$—	$13,685,269

  (a)  Transfer into/out of Level 2 represent value as of the beginning of the period.

    International common stocks and international preferred stocks valued at $11,068,876,707 and $323,100,978 were transferred from Level 2 to Level 1 during the six-month period ended April 30, 2012. At October 31, 2011, these securities were valued based on fair value adjustment factors; at April 30, 2012, these securities were valued using quoted market prices in active markets. There were no transfers from Level 1 to Level 2 as of six-month period ended April 30, 2012.

  (b)  Level 3 securities are identified in the Schedule of Investments with footnote (f).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

(continued)

Fair Value Level 3 activity for the period ended April 30, 2012 was as follows:

First Eagle Global Fund — (continued)
	INTERNATIONAL	INTERNATIONAL
	COMMON STOCKS	CORPORATE BONDS	TOTAL VALUE
Beginning Balance — market value	$11,064,479	$33,466,782	$44,531,261
Purchases	—	44,873	44,873
Sales	—	—	—
Transfer In — Level 3	—	—	—
Transfer Out — Level 3	—	—	—
Accrued Amortization	—	—	—
Realized Gains (Losses)	—	—	—
Change in Unrealized Appreciation (Depreciation)	(316,141)	(1,753,651)	(2,069,792)
Ending Balance — market value	$10,748,338	$31,758,004	$42,506,342
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(316,141)	$(1,753,651)	$(2,069,792)

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Notes to Financial Statements (unaudited)

First Eagle Overseas Fund
DESCRIPTION	LEVEL 1	LEVEL 2(a)	LEVEL 3(b)	TOTAL
Assets: †
International Common Stocks	$7,687,595,649	$29,156,705	$33,446,275	$7,750,198,629
U.S. Common Stock	32,968,225	—	—	32,968,225
International Preferred Stocks	146,844,854	—	—	146,844,854
Commodity*	735,536,841	—	—	735,536,841
Term Loans	—	9,057,571	—	9,057,571
International Corporate Bonds	—	22,341,898	21,172,002	43,513,900
International Government Bonds	—	337,608,856	—	337,608,856
International Commercial Paper	—	948,452,374	—	948,452,374
U.S. Commercial Paper	—	546,090,862	—	546,090,862
Foreign Currency Contracts**	—	30,403,958	—	30,403,958
Total	$8,602,945,569	$1,923,112,224	$54,618,277	$10,580,676,070
Liabilities:
Foreign Currency Contracts**	$—	$7,139,962	$—	$7,139,962
Total	$—	$7,139,962	$—	$7,139,962

  (a)  Transfer into/out of Level 2 represent value as of the beginning of the period.

    International common stocks and international preferred stocks valued at $6,563,256,750 and $199,154,572 were transferred from Level 2 to Level 1 during the six-month period ended April 30, 2012. At October 31, 2011, these securities were valued based on fair value adjustment factors; at April 30, 2012, these securities were valued using quoted market prices in active markets. There were no transfers from Level 1 to Level 2 as of six-month period ended April 30, 2012.

  (b)  Level 3 securities are identified in the Schedule of Investments with footnote (e).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

(continued)

Fair Value Level 3 activity for the period ended April 30, 2012 was as follows:

First Eagle Overseas Fund — (continued)
	INTERNATIONAL	INTERNATIONAL
	COMMON STOCKS	CORPORATE BONDS	TERM LOANS	TOTAL VALUE
Beginning Balance — market value	$49,904,715	$22,311,188	$633,621	$72,849,524
Purchases	30,673	20,711	—	51,384
Sales	—	—	(642,503)	(642,503)
Transfer In — Level 3	—	—	—	—
Transfer Out — Level 3	—	—	—	—
Accrued Amortization	—	—	(214)	(214)
Realized Gains (Losses)	—	—	(1,768)	(1,768)
Change in Unrealized Appreciation (Depreciation)	(16,489,113)	(1,159,897)	10,864	(17,638,146)
Ending Balance — market value	$33,446,275	$21,172,002	$—	$54,618,277
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(16,489,113)	$(1,159,897)	$—	$(17,649,010)

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Notes to Financial Statements (unaudited)

First Eagle U.S. Value Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets: †
U.S. Common Stocks	$1,771,606,879	$3,334	$—	$1,771,610,213
International Common Stocks	169,965,257	—	—	169,965,257
U.S. Preferred Stock	—	—	3,934,030	3,934,030
Exchange Traded Fund	11,744,524	—	—	11,744,524
Warrant	11,747,075	—	—	11,747,075
Commodity*	119,672,002	—	—	119,672,002
International Corporate Bond	—	5,400,000	—	5,400,000
U.S. Corporate Bonds	—	51,002,625	—	51,002,625
U.S. Treasury Bills	—	149,972,651	—	149,972,651
International Commercial Paper	—	26,285,422	—	26,285,422
U.S. Commercial Paper	—	370,579,455	—	370,579,455
Total	$2,084,735,737	$603,243,487	$3,934,030	$2,691,913,254
Liabilities:
Covered Call Option Written	$250,600	$—	$—	$250,600
Total	$250,600	$—	$—	$250,600

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (e).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

For the six-month period ended April 30, 2012, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

(continued)

Fair Value Level 3 activity for the period ended April 30, 2012 was as follows:

First Eagle U.S. Value Fund — (continued)
U.S. PREFERED STOCK
Beginning Balance — market value	$3,555,661
Purchases	—
Sales	—
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued Amortization	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	378,369
Ending Balance — market value	$3,934,030
Change in unrealized gains or (losses) relating to assets still held at reporting date	$378,369
First Eagle Gold Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets: †
International Common Stocks	$1,767,922,593	$—	$—	$1,767,922,593
U.S. Common Stocks	203,146,875	—	—	203,146,875
International Preferred Stock	4,956,000	—	—	4,956,000
Investment Company	520,558	—	—	520,558
Warrants	840,382	—	0	840,382
Commodity*	569,025,451	—	—	569,025,451
International Convertible Bonds	—	1,973,371	30,000,000	31,973,371
International Commercial Paper	—	14,061,457	—	14,061,457
U.S. Commercial Paper	—	76,418,018	—	76,418,018
Total	$2,546,411,859	$92,452,846	$30,000,000	$2,668,864,705

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (e).

  †  See Consolidated Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

For the six-month period ended April 30, 2012, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Notes to Financial Statements (unaudited)

Fair Value Level 3 activity for the period ended April 30, 2012 was as follows:

First Eagle Gold Fund — (continued)
	INTERNATIONAL
	CONVERTIBLE BONDS	WARRANTS	TOTAL VALUE
Beginning Balance — market value	$30,000,000	$—	$30,000,000
Purchases	—	0	0
Sales	—	—	—
Transfer In — Level 3	—	—	—
Transfer Out — Level 3	—	—	—
Accrued Amortization	—	—	—
Realized Gains (Losses)	—	—	—
Change in Unrealized Appreciation (Depreciation)	—	0	0
Ending Balance — market value	$30,000,000	$0	$30,000,000
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—	$0	$0
First Eagle High Yield Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
U.S. Corporate Bonds	$—	$174,568,400	$—	$174,568,400
International Corporate Bonds	—	64,981,117	—	64,981,117
Term Loans	—	4,159,372	—	4,159,372
Asset-Backed Security	—	23,623	—	23,623
U.S. Commercial Paper	—	23,391,000	—	23,391,000
Total	$—	$267,123,512	$—	$267,123,512
Liabilities:
Foreign Currency Contracts**	$—	$24,554	$—	$24,554
Total	$—	$24,554	$—	$24,554

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

For the one-month period ended April 30, 2012, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

(continued)

First Eagle Fund of America
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets: †
U.S. Common Stocks	$1,375,375,335	$—	$—	$1,375,375,335
International Common Stocks	107,078,776	—	—	107,078,776
Exchange Traded Fund	51,992,618	—	—	51,992,618
Investment Company	62,392,716	—	—	62,392,716
U.S. Convertible Bond	—	5,338,563	—	5,338,563
Call Options Purchased	2,905,000	—	—	2,905,000
Total	$1,599,744,445	$5,338,563	$—	$1,605,083,008
Liabilities:
Covered Call Options Written	$45,035,927	$—	$—	$45,035,927
Put Options Written	37,500	—	—	37,500
Total	$45,073,427	$—	$—	$45,073,427

c)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Investment income is allocated to each Fund's share class in proportion to its relative net assets. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

d)  Expenses — Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group. Such costs are

  †  See Schedule of Investments for additional detailed categorizations.

For the six-month period ended April 30, 2012, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Notes to Financial Statements (unaudited)

generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the First Eagle Variable Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

e)  Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

f)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, each Fund may enter into forward currency contracts. The First Eagle Global, Overseas, and High Yield Funds enter into foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Funds' currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Funds invest in and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. Each Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

(continued)

Funds' investing in foreign exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund's portfolio. Outstanding contracts at period-end are indicative of the volume of activity during the period.

The Funds adopted provisions surrounding disclosures and derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

At April 30, 2012, the Funds had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

First Eagle Global Fund
			GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN APPRECIATION[4]
Foreign Currency	$46,855,058	$10,761,869	$94,097,975	$35,640,408
First Eagle Overseas Fund
			GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN APPRECIATION[4]
Foreign Currency	$30,403,958	$7,139,962	$51,525,410	$24,011,750
First Eagle High Yield Fund

		GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN (LOSS)[3]	CHANGE IN APPRECIATION[4]
Foreign Currency	$24,554	$—	$47,192

  1  Statements of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

  2  Statements of Assets and Liabilities location: Payable for forward currency contracts held, at value.

  3  Statements of Operations location: Net realized gains (losses) from: foreign currency and forward contract related transactions.

  4  Statements of Operations location: Changes in unrealized appreciation (depreciation) of: foreign currency and forward contract related translation.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Notes to Financial Statements (unaudited)

g)  Options — In order to produce incremental earnings or protect against declines in the value of portfolio securities, First Eagle Global Fund, First Eagle U.S. Value Fund and First Eagle Fund of America write covered call options on portfolio securities. The Funds may also use options for speculative purposes, although it generally does not employ options for this purpose.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation/depreciation is recorded. If there is no sale on such day, the mean between the last bid and asked prices is used. When an option is exercised, the proceeds on the sale of a written call option is adjusted by the amount of premium received or paid. When a written option expires, the Funds will realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

The Funds will earmark assets to cover its obligations under option contracts. A call option is covered if the Funds holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Funds in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian). One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the Funds in the case of a call option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Funds, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This "opportunity cost" may be partially or wholly offset by the premium received for the covered call written by the Funds. The risk in writing a covered call option is that the Funds give up the opportunity for

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

(continued)

profit if the market price of the underlying security increases and the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The Funds may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

For the six-month period ended April 30, 2012, First Eagle Global Fund, First Eagle U.S. Value Fund and First Eagle Fund of America had the following options transactions.

First Eagle Global Fund
WRITTEN OPTIONS	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2011	17,550	$2,030,334
Options written	14,617	4,499,162
Options assigned	—	—
Options expired/closed	(17,550)	(2,030,334)
Options outstanding at April 30, 2012	14,617	$4,499,162

As of April 30, 2012, portfolio securities valued at $76,227,655 were segregated to cover collateral requirements for written options.

First Eagle U.S. Value Fund
WRITTEN OPTIONS	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2011	3,160	$341,309
Options written	1,253	375,887
Options assigned	—	—
Options expired/closed	(3,160)	(341,309)
Options outstanding at April 30, 2012	1,253	$375,887

As of April 30, 2012, portfolio securities valued at $6,534,395 were segregated to cover collateral requirements for written options.

First Eagle Fund of America
WRITTEN OPTIONS	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2011	92,105	$20,894,677
Options written	456,061	117,957,713
Options assigned	(47,890)	(10,017,577)
Options expired/closed	(340,099)	(93,299,694)
Options outstanding at April 30, 2012	160,177	$35,535,119

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Notes to Financial Statements (unaudited)

First Eagle Fund of America — (continued)
PURCHASED OPTIONS	NUMBER OF CONTRACTS	COST
Options outstanding at October 31, 2011	2,799	$1,113,812
Options purchased	7,500	1,102,040
Options closed	(4,799)	(1,735,702)
Options outstanding at April 30, 2012	5,500	$480,150

As of April 30, 2012, portfolio securities valued at $654,161,668 were segregated to cover collateral requirements for written options.

Outstanding contracts at period-end are indicative of the volume of activity during the period.

At April 30, 2012, the Funds had the following options grouped into appropriate risk categories illustrated below:

First Eagle Global Fund
		GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN APPRECIATION[4]
Equity — Written options	$2,923,400	$2,030,334	$1,914,178
First Eagle U.S. Value Fund
		GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN APPRECIATION[4]
Equity — Written options	$250,600	$341,309	$112,728
First Eagle Fund of America

			GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED LOSS[3]	CHANGE IN APPRECIATION[4]
Equity — Written options	$—	$45,073,427	$(13,919,582)	$74,639
Equity — Purchased options	$2,905,000	$—	$(483,237)	$2,377,077

  1  Statements of Assets and Liabilities location: Investments, at value, Unaffiliated issuers.

  2  Statements of Assets and Liabilities location: Option contracts written, at value.

  3  Statements of Operations location: Net realized gains (losses) from: Written options & Investment transactions of unaffiliated issuers.

  4  Statements of Operations location: Changes in unrealized appreciation (depreciation) of: Written options & Investment transactions.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

(continued)

h)  Repurchase agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the adviser's credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

i)  Term Loans — A Fund may invest in term loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the "Borrower") in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any intermediary between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enters into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

j)  Treasury Inflation-Protected Securities — The Funds invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

k)  Restricted Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Notes to Financial Statements (unaudited)

are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Schedule of Investments.

l)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a Regulated Investment Company. The Funds declare and pay such income dividends and capital gains distributions on an annual basis except for those of the First Eagle High Yield Fund which are declared daily and paid monthly. Distributions from net realized capital gains are made annually, if available.

The Funds adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

m)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

n)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

o)  Redemption Fee — A redemption fee of 2% will be applied to the First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund for the sale or exchange within 60 days of the purchase of such shares.

p)  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

(continued)

may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Funds. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the "Advisory Agreement") an annual advisory fee as follows: First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund at 0.75% of each Fund's average daily net assets, First Eagle High Yield Fund at 0.70% of the Fund's average daily net assets and First Eagle Fund of America at 1% of the Fund's average daily net assets.

Pursuant to a subadvisory agreement, dated December 10, 2002 (agreement was amended and restated most recently in September 2009) ("Subadvisory Agreement") Iridian Asset Management LLC ("Iridian") manages the investments of the First Eagle Fund of America. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund's distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses for the First Eagle High Yield Fund, as allowed by law, so that the total annual operating expenses (excluding certain items) of Class A and Class C shares do not exceed 1.25% and 2.00%, respectively, through December 31, 2012, and those of Class I shares do not exceed 0.80% through December 31, 2013.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Notes to Financial Statements (unaudited)

personnel, related overhead and other costs) related to those services. For the six-month period ended April 30, 2012, the Funds reimbursed and had payable to the Adviser amounts shown below:

FUND	PAID TO ADVISER	PAYABLE TO ADVISER
First Eagle Global Fund	$1,851,677	$1,094,649
First Eagle Overseas Fund	603,655	399,007
First Eagle U.S. Value Fund	122,277	52,646
First Eagle Gold Fund	200,402	153,674
First Eagle High Yield Fund	—	—
First Eagle Fund of America	82,771	51,021

The Adviser may seek reimbursement for fees waived and other expenses paid by the Adviser pursuant to the Fee Waiver and Expense Reimbursement Agreement ("Agreement"). A repayment should be payable only to the extent it can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed operating expenses under the Agreement. As of March 31, 2012, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows:

EXPIRATION	AMOUNT
March 31, 2013	$33,000
March 31, 2014	38,000
March 31, 2015	72,599

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the First Eagle High Yield Fund, and in accordance with the agreement between them, the Fund reimburses the Adviser for costs (including personnel, related overhead and other costs) related to those services. In accordance with the plan of reorganization, those reimbursements may not exceed an annual rate of 0.05% of the value of the Fund's average daily net assets. After December 31, 2013, the Fund will no longer reimburse these costs and instead will pay a fixed administrative services fee to the Adviser at an annual rate of 0.05% of the value of the Fund's average daily net assets.

The Funds have entered into Custody Agreements with State Street Bank and Trust ("SSB"). The Custody Agreements provide for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Funds' portfolio securities and other assets. SSB has directly entered

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

(continued)

into sub-custodial agreements to maintain the custody of gold bullion in the Funds. Under the terms of the Custody Agreement between the Funds and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Funds. SSB is also required, upon the order of the Funds, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Funds. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Funds have also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain tax-related and other administrative services. SSB, as the Funds' Administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

FEF Distributors, LLC, a wholly owned subsidiary of the Advisor, serves as the Funds' principal underwriter. For the six-month period ended April 30, 2012, FEF Distributors, LLC realized $1,320,349, $162,403, $227,226, $140,221, $26,590* and $53,721, pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively.

The Trust (except for First Eagle High Yield Fund) adopted a Trustee Deferred Compensation Plan, which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan. As of April 30, 2012, balances to the Plan are recorded on the Statements of Assets and Liabilities.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with FEF Distributors, LLC ("the Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle High Yield Fund pay the Distributor monthly, a distribution fee with respect to Class A and Class C shares at an annual rate of up to 0.25% and 0.75%, respectively, of each Fund's average daily net assets. In the case of

  *  Period from April 1, 2012 to April 30, 2012.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Notes to Financial Statements (unaudited)

First Eagle Fund of America, it pays the Distributor monthly, a distribution fee with respect to Class A, Class C and Class Y shares at an annual rate of up to 0.25%, 0.75% and 0.25%, respectively of the average daily net assets. Under the Plans, the Distributor is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the six-month period ended April 30, 2012, the distribution fees incurred by the Funds are disclosed in the Statements of Operations.

The Distributor receives an annual service fee with respect to Class C at the annual rate of 0.25% of each Fund's average daily net assets, payable monthly to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the six-month period ended April 30, 2012, the services fees incurred by the Funds are disclosed in the Statements of Operations.

Note 4 — Purchases and Sales of Securities

During the six-month period ended April 30, 2012, the cost of purchases of investments, excluding U.S. Government and short-term securities, totaled $2,160,777,678, $524,211,809, $613,293,974, $144,265,718, $64,424,613* and $801,323,934 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively. Proceeds from sales of investments, excluding U.S. government securities and short-term securities, totaled $1,813,974,439, $579,074,899, $221,284,740, $284,673,883, $9,727,258* and $535,407,606 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively.

There were no purchases or sales of U.S. Government securities, excluding short-term securities, for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle High Yield Fund and First Eagle Fund of America.

  *  Period from April 1, 2012 to April 30, 2012.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

(continued)

Note 5 — Line of Credit

As of October 4, 2011, the Board of Trustees approved continuing a $300 million committed, unsecured line of credit ("Credit Facility") with State Street Bank and Trust Company for the Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, each Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Funds. Commitment fees related to the line of credit are paid by the Funds and are included in miscellaneous expenses in the Statements of Operations. During the six-month period ended April 30, 2012, the Funds had no borrowings under the agreement.

Note 6 — Capital Stock

At April 30, 2012, the Funds have an unlimited number of shares authorized for issuance. The Funds have the ability to issue multiple classes of shares.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Notes to Financial Statements (unaudited)

Transactions in shares of capital stock were as follows:

	SIX-MONTH PERIOD ENDED APRIL 30, 2012
	FIRST EAGLE GLOBAL FUND
	CLASS A	CLASS C	CLASS I
Shares sold	36,181,138	21,640,873	45,530,331
Shares issued for reinvested dividends and distributions	6,802,133	2,393,382	3,768,498
Shares redeemed	(25,440,641)	(12,062,802)	(18,383,657)
Net increase	17,542,630	11,971,453	30,915,172
	YEAR ENDED OCTOBER 31, 2011
	FIRST EAGLE GLOBAL FUND
	CLASS A	CLASS C	CLASS I
Shares sold	82,403,930	52,534,770	90,765,616
Shares issued for reinvested dividends and distributions	3,377,141	815,954	1,528,605
Shares redeemed	(54,727,128)	(20,788,828)	(32,853,816)
Net increase	31,053,943	32,561,896	59,440,405
	SIX-MONTH PERIOD ENDED APRIL 30, 2012
	FIRST EAGLE GOLD FUND
	CLASS A	CLASS C	CLASS I
Shares sold	8,788,215	2,225,776	10,330,222
Shares issued for reinvested dividends and distributions	1,926,163	553,127	592,600
Shares redeemed	(12,508,161)	(2,471,803)	(14,500,228)
Net increase (decrease)	(1,793,783)	307,100	(3,577,406)
	YEAR ENDED OCTOBER 31, 2011
	FIRST EAGLE GOLD FUND
	CLASS A	CLASS C	CLASS I
Shares sold	17,323,860	5,525,002	15,889,989
Shares issued for reinvested dividends and distributions	2,866,928	787,656	535,343
Shares redeemed	(22,945,298)	(4,454,411)	(7,752,658)
Net increase (decrease)	(2,754,510)	1,858,247	8,672,674

  *  Represents the period from April 1, 2012 to April 30, 2012.

  **  For the year ended March 31, 2012.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

(continued)

	SIX-MONTH PERIOD ENDED APRIL 30, 2012
	FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	32,260,226	4,001,086	41,188,998	22,231,566	8,856,480	18,376,474
Shares issued for reinvested dividends and distributions	10,323,750	1,491,162	7,558,176	1,938,704	561,949	995,161
Shares redeemed	(31,482,196)	(4,859,007)	(28,753,249)	(6,430,846)	(1,772,640)	(5,022,640)
Net increase	11,101,780	633,241	19,993,925	17,739,424	7,645,789	14,348,995
	YEAR ENDED OCTOBER 31, 2011
	FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	75,564,814	11,307,075	75,710,003	25,183,381	7,044,675	17,859,980
Shares issued for reinvested dividends and distributions	4,608,501	588,534	3,075,256	770,417	204,916	335,285
Shares redeemed	(68,356,763)	(7,372,637)	(43,825,884)	(12,196,811)	(3,452,371)	(7,453,323)
Net increase	11,816,552	4,522,972	34,959,375	13,756,987	3,797,220	10,741,942
	SIX-MONTH PERIOD ENDED APRIL 30, 2012
	FIRST EAGLE HIGH YIELD FUND*			FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS Y
Shares sold	4,136,107	1,438,043	2,513,877	3,900,296	1,502,267	1,083,834
Shares issued for reinvested dividends and distributions	35,299	11,993	59,864	1,591,288	631,705	1,733,825
Shares redeemed	(127,320)	(8,710)	(97,836)	(3,202,051)	(894,256)	(2,265,531)
Net increase (decrease)	4,044,086	1,441,326	2,475,905	2,289,533	1,239,716	552,128
	YEAR ENDED OCTOBER 31, 2011
	FIRST EAGLE HIGH YIELD FUND**			FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS Y
Shares sold	6,568,153	2,846,517	11,573,817	11,550,839	4,179,170	4,218,795
Shares issued for reinvested dividends and distributions	25,393	9,640	222,218	91,034	8,600	142,915
Shares redeemed	(395,841)	(15,606)	(1,108,713)	(5,339,481)	(1,096,383)	(3,858,781)
Net increase (decrease)	6,197,705	2,840,551	10,687,322	6,302,392	3,091,387	502,929

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Notes to Financial Statements (unaudited)

Transactions in dollars of capital stock were as follows:

	SIX-MONTH PERIOD ENDED APRIL 30, 2012
	FIRST EAGLE GLOBAL FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$1,705,680,390	$1,002,226,289	$2,153,664,727
Shares issued for reinvested dividends and distributions	302,626,928	104,854,067	168,225,738
Shares redeemed	(1,195,649,510)	(557,903,639)	(864,633,898)
Net increase	$812,657,808	$549,176,717	$1,457,256,567
	YEAR ENDED OCTOBER 31, 2011
	FIRST EAGLE GLOBAL FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$3,869,277,750	$2,425,639,817	$4,254,961,876
Shares issued for reinvested dividends and distributions	154,537,968	36,791,366	70,178,270
Shares redeemed	(2,551,569,341)	(955,493,361)	(1,532,877,172)
Net increase	$1,472,246,377	$1,506,937,822	$2,792,262,974

	SIX-MONTH PERIOD ENDED APRIL 30, 2012
	FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$383,895,479	$151,347,849	$319,755,422
Shares issued for reinvested dividends and distributions	31,581,487	9,092,330	16,390,304
Shares redeemed	(111,771,838)	(30,498,173)	(88,006,535)
Net increase (decrease)	$303,705,128	$129,942,006	$248,139,191
	YEAR ENDED OCTOBER 31, 2011
	FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$422,499,567	$117,098,665	$302,544,849
Shares issued for reinvested dividends and distributions	12,519,282	3,309,400	5,502,028
Shares redeemed	(203,499,149)	(57,256,894)	(124,562,916)
Net increase (decrease)	$231,519,700	$63,151,171	$183,483,961

  *  Represents the period from April 1, 2012 to April 30, 2012.

  **  For the year ended March 31, 2012.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

(continued)

	SIX-MONTH PERIOD ENDED APRIL 30, 2012
	FIRST EAGLE OVERSEAS FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$692,386,651	$83,441,789	$897,021,063
Shares issued for reinvested dividends and distributions	209,262,506	29,554,809	155,396,107
Shares redeemed	(673,330,443)	(101,360,105)	(620,454,155)
Net increase	$228,318,714	$11,636,493	$431,963,015
	YEAR ENDED OCTOBER 31, 2011
	FIRST EAGLE OVERSEAS FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$1,715,966,975	$250,653,639	$1,744,387,109
Shares issued for reinvested dividends and distributions	102,262,633	12,771,196	69,224,009
Shares redeemed	(1,545,390,214)	(162,706,611)	(1,005,497,700)
Net increase	$272,839,394	$100,718,224	$808,113,418

	SIX-MONTH PERIOD ENDED APRIL 30, 2012
	FIRST EAGLE GOLD FUND			FIRST EAGLE HIGH YIELD FUND*
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	$269,398,143	$66,094,908	$311,581,606	$40,159,389	$13,962,214	$24,427,023
Shares issued for reinvested dividends and distributions	58,150,878	16,234,284	18,086,151	344,874	117,051	584,872
Shares redeemed	(372,402,428)	(71,682,427)	(419,664,481)	(1,237,256)	(84,464)	(950,834)
Net increase (decrease)	$(44,853,407)	$10,646,765	$(89,996,724)	$39,267,007	$13,994,801	$24,061,061
	YEAR ENDED OCTOBER 31, 2011
	FIRST EAGLE GOLD FUND			FIRST EAGLE HIGH YIELD FUND**
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	$584,552,778	$181,475,181	$536,860,176	$63,546,710	$27,547,011	$111,401,833
Shares issued for reinvested dividends and distributions	94,379,255	25,236,503	17,810,847	247,405	93,837	2,139,752
Shares redeemed	(765,827,714)	(143,628,830)	(265,774,260)	(3,817,412)	(151,895)	(10,598,096)
Net increase (decrease)	$(86,895,681)	$63,082,854	$288,896,763	$59,976,703	$27,488,953	$102,943,489

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Notes to Financial Statements (unaudited)

	SIX-MONTH PERIOD ENDED APRIL 30, 2012
	FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS Y
Shares sold	$97,387,333	$32,594,298	$27,615,676
Shares issued for reinvested dividends and distributions	36,154,068	12,533,028	40,138,059
Shares redeemed	(79,454,388)	(19,398,538)	(57,519,172)
Net increase	$54,087,013	$25,728,788	$10,234,563
	YEAR ENDED OCTOBER 31, 2011
	FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS Y
Shares sold	$302,143,282	$97,792,197	$112,972,787
Shares issued for reinvested dividends and distributions	2,298,611	193,070	3,671,493
Shares redeemed	(135,242,015)	(24,843,434)	(99,366,357)
Net increase	$169,199,878	$73,141,833	$17,277,923

Note 7 — Indemnification and Investment Risk

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote. The Funds may have elements of risk not typically associated with investments in the United States of America due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The First Eagle High Yield Fund invests in high yield securities which may be subject to greater levels of interest rate, credit and liquidity risk than investment

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

(continued)

grade securities. These high yield securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments and may be subject to significant price fluctuations.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds enter into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the statement of assets and liabilities.

Note 8 — Redemption In-Kind Transactions

The redemption in-kind policy for all of the Funds reserves the right of the Funds to pay redemptions in-kind (i.e., payments in the form of marketable securities or, as needed, other traded assets, rather than cash) if the redemption request is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). When receiving assets distributed in-kind, the recipient will bear applicable commissions or other costs on their sale. There were no redemptions in-kind as of April 30, 2012.

Note 9 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Funds, management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require disclosures in the Funds' financial statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Fund Expenses (unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges (loads), and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on November 1, 2011 and held for the six-months ended April 30, 2012.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

(continued)

Based on Actual Total Return1

	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
First Eagle Global Fund
Class A	5.55%	$1,000.00	$1,055.50	1.13%	$5.78
Class C	5.14	1,000.00	1,051.40	1.88	9.59
Class I	5.68	1,000.00	1,056.80	0.88	4.50
First Eagle Overseas Fund
Class A	2.75	1,000.00	1,027.50	1.17	5.90
Class C	2.40	1,000.00	1,024.00	1.92	9.66
Class I	2.89	1,000.00	1,028.90	0.92	4.64
First Eagle U.S. Value Fund
Class A	8.02	1,000.00	1,080.20	1.14	5.90
Class C	7.61	1,000.00	1,076.10	1.89	9.76
Class I	8.16	1,000.00	1,081.60	0.89	4.61
First Eagle Gold Fund Consolidated
Class A	–16.66	1,000.00	833.40	1.20	5.47
Class C	–16.98	1,000.00	830.20	1.95	8.87
Class I	–16.57	1,000.00	834.30	0.95	4.33
First Eagle High Yield Fund
Class A	0.72	1,000.00	1,007.20	1.01	0.83[4]
Class C	0.66	1,000.00	1,006.60	1.76	1.45[4]
Class I	0.75	1,000.00	1,007.50	0.80	0.66[4]
First Eagle Fund of America
Class A	14.51	1,000.00	1,145.10	1.44	7.68
Class C	14.08	1,000.00	1,140.80	2.19	11.66
Class Y	14.54	1,000.00	1,145.40	1.44	7.68

  1  For the six-months ended April 30, 2012.

  2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

  3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

  4  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 30/366 (to reflect the actual days in the period).

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the First Eagle Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on November 1, 2011 and held for the six-months ended April 30, 2012.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

(continued)

Based on Hypothetical Total Return1

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
First Eagle Global Fund
Class A	5.00%	$1,000.00	$1,019.24	1.13%	$5.67
Class C	5.00	1,000.00	1,015.51	1.88	9.42
Class I	5.00	1,000.00	1,020.49	0.88	4.42
First Eagle Overseas Fund
Class A	5.00	1,000.00	1,019.05	1.17	5.87
Class C	5.00	1,000.00	1,015.32	1.92	9.62
Class I	5.00	1,000.00	1,020.29	0.92	4.62
First Eagle U.S. Value Fund
Class A	5.00	1,000.00	1,019.19	1.14	5.72
Class C	5.00	1,000.00	1,015.47	1.89	9.47
Class I	5.00	1,000.00	1,020.44	0.89	4.47
First Eagle Gold Fund Consolidated
Class A	5.00	1,000.00	1,018.90	1.20	6.02
Class C	5.00	1,000.00	1,015.17	1.95	9.77
Class I	5.00	1,000.00	1,020.14	0.95	4.77
First Eagle High Yield Fund
Class A	5.00	1,000.00	1,003.27	1.01	0.83[3]
Class C	5.00	1,000.00	1,002.66	1.76	1.44[3]
Class I	5.00	1,000.00	1,003.44	0.80	0.66[3]
First Eagle Fund of America
Class A	5.00	1,000.00	1,017.70	1.44	7.22
Class C	5.00	1,000.00	1,013.97	2.19	10.97
Class Y	5.00	1,000.00	1,017.70	1.44	7.22

  1  For the six-months ended April 30, 2012.

  2  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

  3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 30/366 (to reflect the actual days in the period).

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Consideration of Investment Advisory Agreements

On December 22, 1999, the shareholders of the Global Fund, the Overseas Fund and the Gold Fund, and on August 31, 2001, the shareholders of the U.S. Value Fund approved the Advisory Agreement between the Trust and the Adviser applicable to those Funds. On December 10, 2002, the shareholders of the Fund of America approved the Advisory Agreement between the Trust and the Adviser applicable to that Fund. The Board of Trustees approved these Advisory Agreements most recently on December 13, 2011.

During the course of their most recent review, the Trustees covered the following, among other topics:

•  The Trustees reviewed each Fund's long-standing historical relationship with the Adviser and the institutional resources available to the Adviser.

•  The Trustees reviewed the performance of each Fund on both an absolute and a relative basis. Significant short-term and long-term outperformance (over most periods reviewed) was noted for all Funds relative to the Funds' benchmarks, to the performance of peer mutual funds and to Morningstar, Lipper and similar composites. Performance for each Fund was determined to be excellent given its returns relative to benchmarks and peers (looking to medium- and longer-term returns only in the case of Fund of America).

•  The Trustees reviewed the total compensation to be received by the Adviser and the Funds' total cost for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Funds. They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore reasonable under the circumstances. As part of their analysis, the Trustees considered competitive prices for services comparable to those provided by the Adviser. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser's fees were competitive, as each Fund's net management fee, except that of the Fund of America, was generally similar to or lower than its reviewed peer group average and peer group median. After noting that Fund of America's net management fee was higher than any of its reviewed peers, the Trustees determined that the fee was justified by the superior service record, consistent long-term performance, and management team stability achieved. The Trustees also considered the advisory fees charged to institutional clients of the Adviser, taking into consideration the differing requirements of such clients. While analyzing the effects of indirect

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

Consideration of Investment Advisory Agreements  (continued)

compensation to the Adviser, such as soft dollar and other service benefits, the Trustees noted the generally low levels of soft dollars and absence of affiliated broker-dealer relationships.

•  The Trustees' reviewed the Funds' expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees discussed the impact of the advisory fee on the ratio of total expenses to total assets and noted that the Funds' expense ratios decreased over several years as the Funds grew, highlighting a benefit to shareholders resulting from the development of economies of scale in the operation of the Funds. The Trustees also noted however, that expense ratios for each of the Funds had decreased over the prior fiscal year, after generally experiencing increases over the last two years. All changes in the expense ratios during those two periods were viewed as modest. The Trustees also considered the effect on expense ratios of Fund asset size and of particular categories of expenses, both currently and relative to prior periods.

•  The Trustees' reviewed the Adviser's financial condition and profitability. They commented that profits appear healthy and that the Adviser has always shown the willingness to commit resources to support investment in the business. The Trustees noted the effect of particular categories of expenses, including compensation, on the Adviser's financial condition.

At the conclusion of their review, with no single factor being determinative, the Trustees determined that the Advisory Agreements serve the interests of the Funds and their shareholders and should be continued.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Meng Lam

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2012

This page was intentionally left blank.

1345 Avenue of the Americas | New York, NY | 10105

800.334.2143 | firsteaglefunds.com

Item 2.                                   Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                   Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.                                   Principal Accountant Fees and Services

Not applicable to this semi-annual report.

Item 5.                                   Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.        Schedule of Investments.

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.                                   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable at this time.

Item 9.                                   Purchases of Equity Securities by Close-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 10.                            Submission of Matters to a Vote of Security Holders.

Not applicable at this time.

Item 11.                 Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                 Exhibits.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date: July 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date:  July 3, 2012

By (Signature and Title)*	/s/ Joseph T. Malone

Joseph T. Malone, Principal Financial Officer

Date:  July 3, 2012

*          Print the name and title of each signing officer under his or her signature.